CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
Exhibit 10.1
DATED February 25, 2021

(1)    CONTURA HOLDINGS LIMITED
(2)    AXONICS MODULATION TECHNOLOGIES, U.K. LIMITED
(3)    AXONICS MODULATION TECHNOLOGIES, INC.

AGREEMENT relating to the sale and purchase of the whole of the issued share capital of Contura Limited

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
CONTENTS
Clause    Page

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
THIS AGREEMENT is made on February 25, 2021
BETWEEN:
(1)    CONTURA HOLDINGS LIMITED, a company incorporated in England and Wales with registered number 10166891 whose registered office is at 14 Took's Court, London, England, EC4A 1LB (the "Vendor");
(2)    AXONICS MODULATION TECHNOLOGIES, U.K. LIMITED, a company incorporated in England and Wales with registered number 09622653 whose registered office is at 5th Floor, One New Change, London, United Kingdom, EC4M 9AF (the "Purchaser"); and
(3)    AXONICS MODULATION TECHNOLOGIES, INC., a company incorporated in the State of Delaware, U.S.A. whose principal place of business is at 26 Technology Drive Irvine, CA 92618 U.S.A. (the "Guarantor").
WHEREAS:
(A)    The Company is a private company limited by shares incorporated in England and Wales with registered number 03145216. Further particulars of the Company are set out in Part 1 of Schedule 1.
(B)    The Vendor has agreed to sell and the Purchaser has agreed to purchase the whole of the issued share capital of the Company on and subject to the terms and conditions of this Agreement.
(C)    The Purchaser has agreed to purchase the whole of the issued share capital of the Company after completion of the Pre-Completion Reorganisation with the binding and full benefit of the Intellectual Property Assignment Agreement, the Cross-Licence Agreement, the Know-how Licence Agreement and the Exclusive Manufacturing and Supply Agreement.
(D)     By virtue of the Intellectual Property Assignment Agreement, the Vendor's Group will assign and transfer to the Company certain Intellectual Property relating to the Bulkamid Products and Rectamid.
(E)    By virtue of the Cross-Licence Agreement, the Acquired Group Companies will agree to use certain transferred Intellectual Property only in the Field and will grant the Vendor's Group an exclusive licence to use certain transferred Intellectual Property outside the Field. Also by virtue of the Cross-Licence Agreement, the Vendor's Group will grant the Acquired Group Companies the right to use certain trade marks exclusively in the Field.
(F)    By virtue of the Know-how Licence Agreement, the Vendor's Group will grant the Company the right to use certain non-Field specific Know-how exclusively in the Field.

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(G)     By virtue of the Exclusive Manufacturing and Supply Agreement, the Vendor's Group will manufacture the Bulkamid Product for the Company.
(H)    The Intellectual Property Assignment Agreement, the Cross-Licence Agreement, the Know-how Licence Agreement and the Exclusive Manufacturing and Supply Agreement constitute a material part of the transaction contemplated under this Agreement.
IT IS AGREED as follows:
1.    INTERPRETATION
1.1    In this Agreement, unless the context requires otherwise:
"A Preferred Shares" means 14,206,178 fully paid A preferred shares of £0.01 each in the capital of the Company;
"Accounts" means:
(a)    the audited individual financial statements of the Company;
(b)    the unaudited individual financial statements of Contura Deutschland GmbH; and
(c)    the unaudited individual financial statements of Contura France SARL, in each case for the financial year ended on the Accounts Date;
"Accounts Date" means 31 December 2019;
"Acquired Group" means the Acquired Group Companies taken as a whole;
"Acquired Group Companies" means the Company and the Subsidiaries and "Acquired Group Company" means any one of them;
"Acquired Group Matter" means any fact, matter or circumstance relating to the Bulkamid Product, Rectamid or other assets licenced or transferred to the Acquired Group pursuant to the Pre-Completion Reorganisation or the Transaction Documents or the transactions to be effected pursuant to the Transaction Documents;
"Acquired Group's Transaction Costs" means any professional fees, expenses or other costs (in each case including VAT) paid or incurred or owing in each case at or after Completion by any Acquired Group Company, in each case in connection with the preparation, negotiation or consummation of any transaction contemplated by this Agreement, including any bonus payments payable by any Acquired Group Company to directors, officers or employees of the Company to be paid on or around Completion in

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connection with this Agreement (excluding the Exit Bonus Payments to the extent that such amount is paid to the Acquired Group by the Vendor);
"Agreed Form" means, in relation to a document, that document in the form agreed by the Vendor and the Purchaser;
"Anti-corruption Laws" means any and all laws, statutes, regulations, subordinate legislation, orders, directions, bye-laws, judgments, decisions, injunctions of any court or tribunal, codes of practice, guidance notes, decrees and treaties to the extent that they relate to or apply to anti-bribery and corruption or anti-money laundering (including the UKBA and the Proceeds of Crime Act 2002 and the United States Foreign Corrupt Practices Act 1977);
"Asset Transfer Agreement" means the asset transfer agreement in the Agreed Form entered into on or prior to Completion between the Company, Contura International and the Vendor;
"Associate" means, in relation to any person, a person who is connected with that person within the meaning of section 1122 of the CTA 2010;
ʺBad Debtʺ has the meaning given in Clause 27.2;
"B Preferred Shares" means 4,672,896 fully paid B preferred shares of £0.01 each in the capital of the Company;
"Bulkamid Product" means the Bulkamid Kit (BUKIT) and Bulkamid 1mL syringe (BU10), and any other product based on or derived from those products whether or not such product is marketed, offered for sale, distributed, manufactured or sold under any of such product's existing Marketing Authorisations, names or trade marks;
"Bulkamid Product Sales" means the global net sales in USD$ attributable to the Bulkamid Product as determined in accordance with Clause 7 and Schedule 12;
"Business Day" means a day which is not a Saturday, Sunday or public holiday in England;
"Business Hours" means the hours of 9am to 5pm on a Business Day;
"Business Information" means information relating to the business, affairs, products, services, activities, operations, properties, finances, assets or liabilities of any Acquired Group Company or (in respect of any licence granted to any Acquired Group Company under the Cross-Licence Agreement or the Know-how Licence Agreement) any member of the Vendor's Group (whether or not confidential and in whatever form held) including Know-how, information relating to customers, suppliers and other commercial relationships, sales information, business plans and forecasts, information relating to

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business development and future projects, accounting, financial and Tax records and correspondence, orders and enquiries;
"Business IP" means all Intellectual Property owned, used, or licenced to be used, by an Acquired Group Company;
"CA 2006" means the Companies Act 2006;
"Carve-Out Accounts" means the unaudited pro forma financial information prepared to show the financial position of the Acquired Group following completion of the Pre-Completion Reorganisation for the 1 month period ended on 31 January 2021, a copy of which can be found at section 04.55 of the Data Room;
"Carve-Out Assets" has the meaning given in the definition of Pre-Completion Reorganisation;
"Carve-Out Business" means the business of the sale of any Products other than the Bulkamid Product or Rectamid;
"Carve-Out Liabilities" means all obligations and liabilities of any nature of the Acquired Group Companies relating to the Carve-Out Business or the Carve-Out Assets (whether present or future and whether actual or contingent) which are due or outstanding on, or have accrued at, Completion;
"Cash" means the aggregate amount of cash (including but without limitation all amounts entered into any cash book or the like (by whatever name called)) and cash equivalents held by the Acquired Group (including cash balances in favour of the Acquired Group as at the Effective Time), agreed or determined in accordance with Clause 5 and Schedule 10;
"Claim" means any claim for breach of Warranty, any Tax Warranty Claim or any Tax Covenant Claim;
ʺCollection Debtsʺ means the receivables of an Acquired Group Company as at Completion, save to the extent that a provision is made in the Completion Accounts in respect thereof;
ʺCommerzbank Loanʺ means the loan made to Contura Deutschland GmbH pursuant to the loan agreement dated 27 April 2020 arranged by Commerzbank Aktiengesellschaft from KfW;
"Company" means Contura Limited, brief particulars of which are set out in Part 1 of Schedule 1;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
"Competing Business" means any business which supplies Relevant Products or Services;
"Competition Authority" means any person, governmental body, agency or authority which is or was responsible for conducting investigations pursuant to, monitoring compliance with and/or upholding and enforcing Competition Law, including the United Kingdom Competition and Markets Authority and the European Commission;
"Competition Law" means the competition, antitrust, trade practices, merger control and similar laws which are, or have been, applicable in any jurisdiction in which any Acquired Group Company conducts, has conducted, or intends to conduct, business or where its activities may have an effect, including Articles 101 and 102 of the Treaty on the functioning of the European Union, Chapters I and II of the Competition Act 1998, the Enterprise Act 2002 and the EU Merger Regulation (Regulation 139/2004/EC);
"Completion" means completion of the sale and purchase of the Shares in accordance with Clause 4.1;
"Completion Accounts" means a consolidated balance sheet of the Acquired Group in the format set out in Part 2 of Schedule 11 as at the Effective Time prepared and agreed or determined in accordance with Clause 5 and Schedule 11;
"Completion Cash Payment" means USD $132,647,794, being the aggregate of:
(a)    the Headline Purchase Price;
(b)    PLUS USD $82,770, being the amount of Estimated Net Debt;
(c)    LESS the Escrow Amount;
(d)    LESS the Consideration Shares Amount;
(e)    LESS the US Sale Consideration;
(f)    LESS the W&I Policy Premium;
(g)    LESS the Tail Policy Premium USD;
(h)    LESS 50% of the Escrow Fee;
"Completion Accounts Disputed Matters", "Completion Accounts Dispute Notice" and "Completion Accounts Dispute Resolution Period" have the respective meanings given in Clause 5;
"Completion Date" means the date on which Completion takes place;

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"Completion Payment" means USD $195,897,794, being the aggregate of the Completion Cash Payment, the Consideration Shares Amount and the Escrow Amount;
"Consideration Shares" means 1,096,583 shares of common stock of the Guarantor, having an aggregate value of the Consideration Shares Amount;
"Consideration Shares Amount" means USD $58,750,000;
"Contura International" means Contura International Limited, a company incorporated in England and Wales with registered number 13119454 whose registered office is at 14 Took's Court, London, United Kingdom, EC4A 1LB;
"Cross-Licence Agreement" means the intellectual property licence agreement in the Agreed Form to be entered into between Contura A/S and the Company on the Completion Date with respect to certain Intellectual Property, as set out in Parts 3 and 4 of Schedule 7;
"CTA 2010" means the Corporation Tax Act 2010;
"Current Good Manufacturing Practice" means the highest standard of all guidelines for good manufacturing processes, i.e. for methods to be used in, and the facilities or controls to be used for, the manufacture, processing, testing, packaging, labelling, handling or storage of a product to assure that it is safe, and has the identity and strength and meets the quality and purity characteristics that it purports, or is represented, to possess ("GMP Guidelines") in a relevant jurisdiction, in their latest applicable version. This term shall also include guidelines that are issued by either national or international bodies in the relevant jurisdiction and that are either explicitly or implicitly related to the GMP Guidelines such as e.g., the guidelines on statistics. For EU countries, the currently valid GMP Guidelines include as applicable Directive 2003/94/EC and the corresponding implementation guidelines. For the U.S., the currently valid GMP Guidelines include the regulations set forth in 21 C.F.R. Part 820 and all related FDA guidance documents;
"Data Room" means the data room operated by the Vendor and made available to the Purchaser for the purposes of reviewing information relating to the Acquired Group which data room is recorded on a USB memory stick, the index of which is in the Agreed Form;
"Debt" means:
(a)    the aggregate amount of any borrowing or indebtedness in the nature of borrowing of the Acquired Group from banks or similar institutions and the aggregate amount of the indebtedness of the Acquired Group for finance leases (or similar arrangements where the Acquired Group does not receive good title to goods until such goods have been paid for in full) as at the Effective Time (including in each case accrued interest and penalties thereon and including any break fees which would be incurred were such facilities to be terminated at Completion); and

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(b)    the aggregate amount of any liabilities of the Group under the UK Covid-19 VAT deferral programme pursuant to which the Group has deferred the payment of VAT as at the Effective Time (being £369,429), agreed or determined in accordance with Clause 5 and Schedule 10 and containing only those line items specifically referenced in Part 4 of Schedule 10;
"Default Rate" means a rate per annum of 3 per cent above the base lending rate from time to time of Barclays Bank plc;
"Deferred VAT" means £369,429;
"Disclosed" means facts, matters or other information fairly disclosed by or in the Disclosure Letter in such a manner and with such detail and accuracy as is sufficient to enable the Purchaser to identify and understand the nature and scope of the fact, matter or information concerned and to make an informed assessment of its likely impact and effect, or is otherwise disclosed in the Disclosure Letter as a "General Disclosure";
"Disclosure Letter" means the letter of the same date as this Agreement from the Vendor to the Purchaser qualifying the Warranties and the Tax Warranties, including the Disclosure Schedule;
"Disclosure Schedule" means the schedule to the Disclosure Letter;
"Draft Completion Accounts" means the draft of the Completion Accounts prepared in accordance with Clause 5.1(a);
"Draft Net Debt Statement" means the draft of the Net Debt Statement prepared in accordance with Clause 5.1(b);
"Draft WC Statement" means the draft of the WC Statement prepared in accordance with Clause 5.1(b);
"Effective Time" means midnight (Pacific Time) on the Completion Date;
"Effectiveness Period" has the meaning given in Clause 25.1;
"Encumbrance" means any claim, charge, mortgage, pledge, lien, licence, assignment, hypothecation, option, equity, power of sale, retention of title, restriction, agreement for sale, estate contract, right to acquire, right of pre-emption, right of first refusal or other third party right or security interest of any kind or any other type of preferential arrangement (including a title transfer or retention agreement) having similar effect or an agreement, arrangement, obligation or commitment to create any of the foregoing;

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"Environmental Claims", "Environmental Laws" and "Environmental Permits" have the meanings given in paragraph 33 of Schedule 5;
"Escrow Account" means the interest-bearing bank account maintained by the Escrow Account Agent in accordance with the terms of this Agreement and the Escrow Agreement;
"Escrow Account Agent" means Apex Corporate Trustees (UK) Limited of 6th Floor 125 Wood Street, London EC2V 7AN;
"Escrow Agreement" means the agreement in the Agreed Form to be entered into on Completion between (1) the Purchaser (2) the Vendor, (3) the Escrow Account Agent and (4) Contura International;
"Escrow Amount" means USD $4,500,000;
"Escrow Fee" means USD $15,300 (excluding VAT where applicable);
"Escrow Fee Letter" means the escrow fee side letter in the Agreed Form to be entered into on Completion between (1) the Purchaser (2) the Vendor, (3) the Escrow Account Agent and (4) Contura International setting out the fees payable to the Escrow Account Agent pursuant to the Escrow Agreement;
ʺEstimated Cashʺ means USD $724,323, being the parties' estimate of what Cash will be as at the Effective Time;
ʺEstimated Debtʺ means USD $641,552, being the parties' estimate of what Debt will be as at the Effective Time, including for the avoidance of doubt (i) the parties' estimate of the amount required to repay the Commerzbank Loan; and (ii) the Deferred VAT, in each case at the Effective Time;
"Estimated Liability" has the meaning given in Clause 9.6(d);
"Estimated Net Debt" means Estimated Cash less Estimated Debt;
"Exchange Rate" means, in respect of any amount denominated in any currency and to be converted into any other currency on any date, the rate of exchange listed on Bloomberg.com for that conversion on that date or (if none is listed for that date) on the next day on which a rate is listed;
"Exclusive Manufacturing and Supply Agreement" means the exclusive manufacturing and supply agreement in the Agreed Form to be entered in between Contura International A/S and the Company on the Completion Date;
"Exit Bonus Letter" means, in respect of each Exit Bonus Participant, the letter dated 22 September 2020 or 19 November 2020 (as applicable) from the Vendor to that Exit Bonus

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Participant under which the Vendor agrees to pay a bonus to the Exit Bonus Participant on the occurrence of specified events;
"Exit Bonus Participants" means each of:
(a) [***];
(b) [***]; and
(c) [***];
"Exit Bonus Payment" means any amount payable by the Vendor to an Exit Bonus Participant under an Exit Bonus Letter;
"FDA" means the U.S. Food and Drug Administration;
"Field" means the field of bladder and bowel dysfunction in humans, including stress urinary incontinence and fecal incontinence;
"FRC" means the Financial Reporting Council of the UK;
"FRS 102" means FRS 102, the Financial Reporting Standard applicable in the UK and Republic of Ireland issued by the FRC and in force for the accounting period ended on the Accounts Date;
"Fundamental Warranties" means the Warranties set out at paragraphs 1, 2.1 to 2.6 (inclusive) and paragraph 39 of Schedule 5;
"German Lease" means the lease of the German Property, further details of which are set out in Part 1 of Schedule 2;
"German Property" means the land and building referred to in Part 1 of Schedule 2;
"Government Official" means any officer, employee, agent, representative or other person (individual or corporate), whether elected or appointed, acting on behalf of:
(a)    a Governmental Entity of any kind;
(b)    a political party, or a candidate for political office (including the candidate);
(c)    an entity owned or controlled by any national, state, provincial or local government, including any entity engaged in ordinary commercial activity; or

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(d)    a public international organisation, such as the United Nations, UNESCO, the World Bank, the International Monetary Fund, the Asian Development Bank, or similar institution.
"Governmental Entity" means any court, tribunal, administrative agency, department or commission or other national, federal, state, county, local or foreign government body, enterprise or instrumentality (including any state-owned or state-controlled commercial entity) agency or commission or any private bodies which fulfil regulatory or other legal tasks including, for the avoidance of doubt, notified bodies in the European Union;
"Granted Marketing Authorisations" means any Marketing Authorisations granted in relation to the Products;
"Headline Purchase Price" means USD $200,000,000;
"Health and Safety Laws" means any and all laws, statutes, regulations, subordinate legislation, orders, directions, bye-laws, judgments, decisions and injunctions of any court or tribunal, codes of practice, guidance notes, decrees and treaties to the extent they relate to or apply to the health and safety of any person (including the Health and Safety at Work etc. Act 1974 and the United States Occupational Safety and Health Act 1970);
"Holdersʺ has the meaning given in Clause 25.1;
"holding company" has the meaning given in Clause 1.2(g);
"IFRS" International Financial Reporting Standards (including international accounting standards, international financial reporting standards and interpretations of such standards) as formally adopted for use in the European Union under EU Regulation 1606/2002 and in force for the accounting period ended on the Accounts Date;
"Independent Firm" has the meaning given in Clause 8.1;
"Initial Agreement Period" has the meaning given in Clause 5.2;
"Initial Purchase Price" has the meaning given in Clause 3.1;
"Intellectual Property" means:
(a)    patents, utility models, supplementary protection certificates, petty patents, rights in trade secrets and other confidential or undisclosed information (such as inventions, whether patentable or not, and Know-how), plant variety rights, registered designs, rights in copyright (including authors' and neighbouring or related rights), database rights, design rights, semiconductor topography rights, mask work rights, trademarks, service marks and unregistered/common law rights;

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(b)    all registrations and applications to register any of the items referred to in paragraph (a) of this definition; and
(c)    all worldwide rights in the nature of any of the items referred to in paragraphs (a) or (b) of this definition including continuations, continuations in part and divisional applications, reissues, re-examinations, national phase validations, reputation, personality or image, trade names, business names, brand names, get-up, logos, domain names and URLs, social media user names or handles, rights in unfair competition and, without prejudice to anything set out elsewhere in this definition, rights to sue for passing off and all rights having equivalent or similar effect thereto, and the right to apply for any of, the rights referred to in this definition in any jurisdiction;
"Intellectual Property Assignment Agreement" means the intellectual property assignment agreement in the Agreed Form to be entered into between Contura A/S, Contura International A/S and the Company on the Completion Date in respect of, inter alia, the Intellectual Property set out in Part 2 of Schedule 7;
"Joint Liquidators" means Michael Sanders and Georgina Eason of MHA MacIntyre Hudson or any other subsequently appointed liquidator of the Vendor;
"Know-how" means industrial, manufacturing, technical and commercial information and techniques in any form whether or not confidential, proprietary, patented or patentable including drawings, designs, data relating to inventions, formulae, methods, processes, trade secrets, performance methodologies, techniques, specifications, technical information, component lists, expertise, test results, reports, research reports, project reports and testing procedures, instruction and training manuals, operating tables of operating conditions, market forecasts and lists and particulars of customers and suppliers;
"Know-how Licence Agreement" means the know-how licence agreement in the Agreed Form to be entered into between Contura A/S, Contura International A/S and the Company on the Completion Date in respect of certain Know-how relating to the Manufacture of the Products, as set out in Part 3 of Schedule 7;
"Leases" means the German Lease and the US Lease;
"Licensed Marketing Authorisations" means any Granted Marketing Authorisations held by a third party in accordance with a contractual right, authorisation or license granted by an Acquired Group Company or a member of the Vendor's Group;
"Management Accounts" means the unaudited individual management accounts of the Company and each of the Subsidiaries for the 12 month period ended on 31 December 2020, a copy of which can be found at section 04.05.05.15, 04.10.05.15, 04.15.05.15 and 04.25.05.15 of the Data Room;

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"Manufacture" means planning, purchasing of materials for manufacturing, manufacture, processing, formulating, compounding, assembly, storage, filling, packaging, labelling, leafleting, testing, waste disposal, quality assurance and control, despatch, sample retention and, to the extent required by applicable laws, stability testing, verification and validation testing, and release of finished products;
"Marketing Authorisations" means in relation to any Product, exclusive or non-exclusive (co-)promotion/(co-)marketing rights granted by any governmental agency, administrative or regulatory body, including a Premarket Approval Application (ʺPMAʺ) submitted to the FDA, to any Acquired Group Company or a member of the Vendor's Group or held by a third party in accordance with a contractual right, authorisation or license granted by an Acquired Group Company or a member of the Vendor's Group, and "Marketing Authorisation" means any one of them;
"Milestone" has the meaning given in Clause 7.1;
"Milestone Disputed Matters", "Milestone Dispute Notice" and "Milestone Dispute Resolution Period" have the respective meanings given in Clause 7;
"Milestone Incentive Letter" means, in respect of each Milestone Incentive Recipient, the letter in the Agreed Form to be entered into between that Milestone Incentive Recipient and Contura International under which that Milestone Incentive Recipient may, subject to other conditions, be entitled to receive a cash bonus of USD $500,000 (prior to Tax) if the Milestone Payment becomes payable under this Agreement;
"Milestone Incentive Recipients" means each of:
(a)    [***];
(b)    [***];
(c)    [***]; and
(d)    [***];
"Milestone Payment" means USD $35,000,000;
"Milestone Payment Date" means the date that is 20 Business Days following the date on which a Milestone Statement that has been agreed or determined in accordance with Clause 7 and Schedule 12 shows that the Milestone has been satisfied during the Milestone Period;
"Milestone Period" means the period commencing on 1 January 2021 and ending on 31 December 2024;

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"Milestone Quarter" means the three calendar months ending 31 March, 30 June, 30 September and 31 December of each year, the first such Milestone Quarter being the three calendar months ending 30 June 2021;
"Milestone Statement" has the meaning given in Clause 7;
"Milestone Year" means any period of 12 months ending on the last day of a Milestone Quarter during the Milestone Period, provided that for the Milestone Quarters ended 30 June 2021, 30 September 2021 and 31 December 2021, "Milestone Year" shall mean the period of three months, six months and nine months respectively ending on the last date of that Milestone Quarter;
"Net Debt" means Debt less Cash (unless Cash exceeds Debt in which case it shall mean Cash less Debt);
"Net Debt Statement" means the statement in the format set out in Part 4 of Schedule 10 setting out the Net Debt prepared and agreed or determined in accordance with Clause 5 and Schedule 11;
“New Purchaser” has the meaning given in Schedule 12;
"New Purchaser's Group" means the New Purchaser and each of the following from time to time:
(a) its subsidiaries;
(b) any holding company of the New Purchaser; and
(c) any other subsidiaries of any such holding company;
and each company in the New Purchaser's Group is a "member of the New Purchaser's Group";
"Novation" has the meaning given in Schedule 14;
"Ordinary Shares" means 2,800,000 fully paid ordinary shares of £0.00333333 each in the capital of the Company;
"Outstanding Claim" has the meaning given in Clause 9.4;
"Owned Business IP" means the registered and unregistered Intellectual Property owned by any Acquired Group Company after completion of the Pre-Completion Reorganisation;
"Owned Marketing Authorisations" means any Granted Marketing Authorisations granted to an Acquired Group Company or a member of the Vendor's Group;

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"party" or "parties" means a party or the parties to this Agreement;
"Pension Scheme" means:
(a)    the Company's pension scheme with Aegon Scottish Equitable established with effect from 1 September 2009 and which is registered under Chapter 2 of Part 4 of the Finance Act 2004;
(b)    the pension benefit plan (Leistungsplan) for Contura Deutschland GmbH with Generali Unterstützungskasse e.V. dated 6/22 January 2009 which is fully backed by corresponding reinsurance policies (kongruente Rückdeckversicherungen);
(c)    the pension for Contura France SARL corresponding to the mandatory pension (ʺretraite obligatoireʺ) including the state pension and the supplementary pension (ʺretraite complémentaireʺ) that are contributory for employers and employees;
"Permit" means any licence, consent, permission, certificate, approval, qualification, Marketing Authorisations, registration and authorisation granted by a Governmental Entity;
"Pre-Completion Reorganisation" means:
(a)    the transactions summarised in the steps plan dated 11 February 2021 set out in section 09/03/45/01 of the Data Room;
(b)    the transfer to the Acquired Group of the assets of the Vendor's Group set out in Part 1 of Schedule 11;
(c)    the transfer to the Vendor's Group of:
(i)    the business and/or assets of the Acquired Group set out in Part 2 of Schedule 11; and
(ii)    the whole of the issued share capital of each of Contura A/S and Speciality European Pharma (Italy) S.r.l. from the Company to member(s) of the Vendor's Group,
((i) and (ii) being, the "Carve-out Assets"),
pursuant to the Pre-Completion Reorganisation Documents;
"Pre-Completion Reorganisation Documents" means the documents to effect the Pre-Completion Reorganisation set out in section 09/03/45/05 and folders B, C, D and E in section 09/45/10 of the Data Room, including those documents in the Agreed Form set out in paragraphs 1(p) to 1(gg) of Schedule 4;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
"Products" means (i) all products manufactured, distributed, marketed or sold by any Acquired Group Company on the Completion Date and/or in the five years prior to Completion Date, including the Bulkamid Product and (ii) any Bulkamid Product sold by any member of the Vendor's Group on the Completion Date and/or in the five years prior to the Completion Date;
"Properties" means the German Property and the US Property;
"Property Interest" means any estate, right, title or interest including contractual rights under a licence to occupy;
"Prospectus Supplement" has the meaning given in Clause 25.1;
"PSC Register" means the register required to be kept by a Company in accordance with section 790M CA 2006;
"Purchase Price" has the meaning given in Clause 3.1;
"Purchaser's Bank Account" means such bank account as is notified by the Purchaser to the Vendor from time to time;
"Purchaser's Group" means the Purchaser and each of the following from time to time:
(a)    its subsidiaries;
(b)    any holding company of the Purchaser; and
(c)    any other subsidiaries of any such holding company;
and each company in the Purchaser's Group is a "member of the Purchaser's Group";
"Purchaser's Key Personnel" means Swaril Mathur, Dan Dearen, Raymond Cohen and Aaron Pettit;
"Purchaser's Solicitors" means K&L Gates LLP of One New Change, London, EC4M 9AF;
ʺR&D Repaymentʺ has the meaning given in Clause 29.1;
"Rectamid" means the hydrogel product for fecal incontinence indications, all formulations for such product, and all other products based on or derived from such product, in each case in the Field;
"Regurin" means Regurin XL and Regurin BD;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
"Registration Statement" has the meaning given in Clause 25.1;
ʺRelevant Acquired Group Employeeʺ means any individual who was at any time during the period of 12 months before the Completion Date employed or engaged (whether as an employee, consultant or otherwise) by any Acquired Group Company (but excluding any Transferred-out Employee);
"Relevant Customer" means any person who at any time during the 36 months before the Completion Date was:
(a)    engaged in negotiations with any Acquired Group Company for the supply by any Acquired Group Company of goods or services;
(b)    a client or customer of any Acquired Group Company; or
(c)    in the habit of dealing with any Acquired Group Company;
"Relevant Products or Services" means products or services which (a) are competitive with the Bulkamid Product or Rectamid or (b) could be used to treat bladder or bowel dysfunction;
"Relevant Vendor's Group Employee" means any individual who was at any time during the period of 12 months before the Completion Date employed or engaged (whether as an employee, consultant or otherwise) by any member of the Vendor's Group (including any Transferred-out Employee), but excluding [***];
"Relief" has the meaning given in Part 1 of Schedule 8;
"Retained Amount" has the meaning given in Clause 9.4;
"Section 338(g) Election" has the meaning given in Clause 16.7;
"Securities Act" means the U.S. Securities Act of 1933;
"Shares" means the Ordinary Shares, the A Preferred Shares and the B Preferred Shares, comprising the whole of the issued share capital of the Company;
"Specific Indemnity Claim" means any claim under Clauses 13.1 or 13.3;
"Subsidiaries" means the companies, brief particulars of which are set out in Part 2 of Schedule 1;
"subsidiary" has the meaning given in Clause 1.2(g);
"subsidiary undertaking" has the meaning given in section 1162 of the CA 2006;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
"Tail Policy" means the insurance policy endorsement in the Agreed Form attaching to and forming part of policy number 2101158 made between NWL Syndicate 1218 at Lloyd's and, inter alia, the Vendor's Group on or around the date of this Agreement of which the Acquired Group Companies are named as beneficiaries;
"Tail Policy Premium CAD" means CAD $[***];
“Tail Policy Premium USD” means USD $[***];
"Target Working Capital Value" means £[***];
"Tax" or "Taxation" has the meaning given in Part 1 of Schedule 8;
"Tax Authority" has the meaning given in Part 1 of Schedule 8;
"Tax Covenant" means the covenant relating to Tax contained in Part 2 of Schedule 8;
"Tax Covenant Claim" means any claim by the Purchaser under the Tax Covenant;
"Tax Warranties" means the representations and warranties given by the Vendor pursuant to Clause 5 and set out at Part 3 of Schedule 8;
"Tax Warranty Claim" means any claim for breach of any of the Tax Warranties;
"Transaction Documents" means this Agreement and each agreement to be entered into pursuant to this Agreement;
"Transfer Agent" means ComputerShare Trust Company, N.A. (ʺComputerShareʺ) as the transfer agent for the common stock (ʺAxonics Common Stockʺ) of the Guarantor or such other transfer agent for Axonics Common Stock in the event ComputerShare no longer serves in such role;
"Transfer Regulations" means the Transfer of Undertakings (Protection of Employment) Regulations 2006 and any predecessor regulations including the Transfer & Undertakings (Protection of Employment) Regulations 1981;
"Transferred-out Employees" means each of the following:
(a)    [***];
(b)    [***];
(c)    [***];
(d)    [***];

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
(e)    [***]; and
(f)    [***].
"Transitional Services Agreement" means the transitional services agreement in the Agreed Form to be entered into between Contura International and the Guarantor on the Completion Date;
"UK GAAP" means financial Reporting Standard 102 as issued by the Financial Reporting Council in the United Kingdom, together with all other generally accepted accounting principles, policies and practices applied in the United Kingdom and the applicable accounting requirements of the Companies Act 2006, in each case, extant as at the Completion Date;
"UKBA" means the Bribery Act 2010;
"US GAAP" means the generally accepted accounting principles, policies and practices applied in the United States of America;
ʺUS Leaseʺ means the lease of the US Property, further details of which are set out in Part 2 of Schedule 2;
ʺUS Propertyʺ means the land and building referred to in Part 2 of Schedule 2;
"US Sale Agreement" means the agreement in the Agreed Form dated on or prior to the date of this Agreement entered into between Contura Inc. and the US Sellers;
"US Sale Consideration" means the sum of USD $3,810,000, being the aggregate amount payable to the US Sellers under the US Sale Agreement;
"US Sellers" means each of:
(a)    [***];
(b)    [***];
(c)    [***];
(d)    [***];
(e)    [***]; and
(f)    [***];
"VAT" means:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
(a)    within the European Union, any Tax imposed by any "Member State" in conformity with the Directive of the Council of the European Union on the common system of value added tax (2006/112/EC); and
(b)    outside the European Union, any Tax corresponding to, or substantially similar to, the common system of value added tax referred to in paragraph (a) of this definition, and (in respect of periods when the United Kingdom was a member of the European Union and in respect of periods following its departure from the European Union) "VAT" includes the Tax as currently constituted by the United Kingdom Value Added Tax Act 1994 ("VATA 1994") and any other tax imposed in addition or in substitution for it at the rate from time to time imposed;
"Vendor Assignee" has the meaning given in paragraph 1.1 of Part 1 of Schedule 14;
"Vendor's Group" means:
(a)    prior to the Novation taking effect in accordance with Schedule 14, the Vendor and its subsidiaries (including Contura A/S and its subsidiaries but excluding the Acquired Group Companies); and
(b)    after the Novation taking effect in accordance with Schedule 14, Contura International and its subsidiaries, each company in the Vendor's Group is a "member of the Vendor's Group";
"Vendor's Solicitors" means CMS Cameron McKenna Nabarro Olswang LLP of Cannon Place, 78 Cannon Street, London, EC4N 6AF;
"W&I Insurer" means Euclid Transactional UK Limited, whose registered office is at 8 Devonshire Square, London, EC2M 4PL;
"W&I Policy" means the insurance policy with policy number ETUK(26)/1/21 made between the W&I Insurer and the Purchaser on or around the date of this Agreement;
"W&I Policy Premium" means the amount of USD $[***] (inclusive of Tax);
"Warranties" means the representations and warranties given by the Vendor pursuant to Clause 5 and set out in Schedule 5 and "Warranty" means any one of them;
"Warranty Claim" means any claim for breach of any of the Warranties other than a claim for breach of any of the Fundamental Warranties;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
"WC Statement" means the statement in the format set out in Part 3 of Schedule 10 setting out the Working Capital Value prepared and agreed or determined in accordance with Clause 5 and Schedule 10; and
"Working Capital Value" means the amount by which the current assets of the Acquired Group exceed its current liabilities as at the Effective Time, agreed or determined in accordance with Clause 5 and Schedule 10 (as derived from the Completion Accounts and as shown in the WC Statement) and containing only those line items specifically referenced in the pro forma completion accounts set out in Part 2 of Schedule 10.
1.2    In this Agreement, unless the context requires otherwise:
(a)    references to this Agreement (and to Clauses and Schedules) are references to this Agreement (and the Clauses and Schedules of this Agreement) as in force from time to time and as amended, modified, supplemented, varied, assigned or novated from time to time;
(b)    references in a Schedule or in a Part of a Schedule to paragraphs are to paragraphs of that Schedule or that Part of that Schedule (as in force from time to time and as amended, modified, supplemented, varied, assigned or novated from time to time);
(c)    words in the singular include the plural and vice versa and references to one gender include all genders;
(d)    words which follow the terms "include(s)", "including", "in particular" or any similar term shall be construed as illustrative and shall not limit the sense or application of the words which precede those terms;
(e)    references to a "company" include any body corporate or other corporation (wherever and however incorporated or established);
(f)    references to a "person" include any individual, firm, company, government, state or agency of state, trust, foundation, association, consortium, joint venture or partnership (in each case, whether or not having separate legal personality);
(g)    references to a "holding company" or a "subsidiary" are to a holding company or (as the case may be) a subsidiary within the meaning of section 1159 of the CA 2006;
(h)    references to "in writing" or "written" include any mode of reproducing words in a legible and non-transitory form (including fax and email but excluding text messaging via mobile telephone);

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
(i)    references to the Acquired Group or any Acquired Group Company shall, unless the context requires otherwise, be a reference to the Acquired Group or any Acquired Group Company as it exists immediately following completion of the Pre-Completion Reorganisation;
(j)    references to a statute or statutory provision include:
(i)    that statute or statutory provision as modified, re-enacted or consolidated from time to time (whether before or after the date of this Agreement);
(ii)    any past statute or statutory provision (as modified, re-enacted or consolidated from time to time) which that statute or statutory provision has directly or indirectly replaced; and
(iii)    any subordinate legislation made from time to time under that statute or statutory provision (whether before or after the date of this Agreement),
(k)    references to "balance sheet" includes a statement of financial position or any similar or equivalent statement which presents an entity's (or, as applicable, a group of entities') assets, liabilities and equity in relation to a specific date and is required to be produced in accordance with relevant accounting standards;
(l)    references to "profit and loss account" includes an income statement or equivalent statement or combination of statements which show all items of income and expense relating to an entity (or, as applicable, a group of entities) in relation to a specific period and is/are required to be produced in accordance with relevant accounting standards;
(m)    references to times of day are to London time; and
(n)    references to any English legislation, legal term or concept shall, in respect of any jurisdiction other than England, be construed as references to the legislation, term or concept which most nearly corresponds to it in that jurisdiction.
1.3    The Schedules form part of this Agreement and have the same force and effect as if set out in full in the body of this Agreement and any reference to this Agreement includes the Schedules.
1.4    Clause, Schedule and paragraph headings shall be ignored in interpreting this Agreement.
2.    SALE OF SHARES
2.1    On and subject to the terms and conditions of this Agreement, the Vendor shall sell, and the Purchaser shall purchase, the Shares.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
2.2    The Vendor covenants that it is the sole legal and beneficial owner of the Shares and has the right to transfer legal and beneficial title to the Shares. The Shares shall be sold by the Vendor free from all Encumbrances and together with all rights attaching to them as at the date of this Agreement (including the right to receive all dividends and distributions declared, paid or made on or after that date).
2.3    The Vendor waives irrevocably any rights of pre-emption over any of the Shares conferred on it by the Company's articles of association or in any other way and shall procure that, on or prior to Completion, any rights of pre-emption over any of the Shares conferred on any other person by the Company's articles of association or in any other way are waived irrevocably by the persons entitled to such rights.
2.4    The Purchaser shall not be obliged to complete the purchase of any of the Shares unless the purchase of all the Shares is completed simultaneously in accordance with this Agreement.
2.5    The Vendor appoints the Purchaser as its attorney in accordance with the terms of Schedule 3.
3.    CONSIDERATION
3.1    The total consideration for the Shares (the "Purchase Price") shall be the aggregate of:
(a)    the Headline Purchase Price;
(b)    PLUS the amount (if any) by which the Working Capital Value exceeds the Target Working Capital Value;
(c)    PLUS the amount of the Net Debt (if Cash exceeds Debt);
(d)    LESS the amount (if any) by which the Working Capital Value is less than the Target Working Capital Value;
(e)    LESS the amount of the Net Debt (if Debt exceeds Cash);
(f)    LESS the US Sale Consideration;
(g)    LESS the W&I Policy Premium;
(h)    LESS the Tail Policy Premium USD;
(i)    LESS 50% of the Escrow Fee,
(the aggregate of paragraphs (a) to (i) being the "Initial Purchase Price"), and

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(j)    PLUS the Milestone Payment (if any).
3.2    The Purchase Price shall be satisfied and paid as follows:
(a)    the Initial Purchase Price shall be satisfied as follows:
(i)    the issue to the Vendor of the Consideration Shares on Completion, credited as fully paid and on terms that they rank pari passu in all respects with the existing issued shares of common stock in the capital of the Guarantor including the right to receive all dividends declared, made or paid after Completion; and
(ii)    the balance of the Initial Purchase Price shall be satisfied in cash; and
(b)    the Milestone Payment (if payable) shall be due and payable in accordance with Clause 7 on the Milestone Payment Date.
3.3    If any payment is made by the Vendor to the Purchaser in respect of any claim for any breach of this Agreement or pursuant to any indemnity under this Agreement (including any Claim) or to the Purchaser from the Escrow Account in accordance with the provisions of Schedule 9 such payment shall be made by way of adjustment of the consideration paid by the Purchaser for the Shares under this Agreement and the Purchase Price shall be deemed to have been reduced by the amount of such payment.
4.    COMPLETION
4.1    Completion shall take place at the offices of the Purchaser's Solicitors immediately after signature of this Agreement or at such other location, time or date as may be agreed in writing between the Vendor and the Purchaser.
4.2    At Completion the Vendor shall comply with its obligations under Part 1 of Schedule 4 and, subject to due compliance by the Vendor with its obligations under Part 1 of Schedule 4, the Purchaser shall comply with its obligations under Part 2 of Schedule 4.
5.    COMPLETION ACCOUNTS
5.1    The Purchaser shall:
(a)    cause the Company to prepare the Draft Completion Accounts in accordance with the accounting principles, practices, policies and procedures set out in Part 1 of Schedule 10 and in the format set out in Part 2 of Schedule 10;
(b)    by extracting the relevant items from the Draft Completion Accounts, prepare or cause to be prepared the Draft WC Statement in the format set out in Part 3 of

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Schedule 10 and the Draft Net Debt Statement in the format set out in Part 4 of Schedule 10; and
(c)    deliver the Draft Completion Accounts, the Draft WC Statement and the Draft Net Debt Statement to the Vendor by no later than 40 Business Days following the Completion Date.
5.2    The Vendor shall within the period of 20 Business Days following delivery of the Draft Completion Accounts, the Draft WC Statement and the Draft Net Debt Statement to it pursuant to Clause 5.1(c) (the "Initial Agreement Period") either:
(a)    confirm its agreement with the Draft Completion Accounts, the Draft WC Statement and the Draft Net Debt Statement so delivered; or
(b)    give notice in writing to the Purchaser that the Vendor disputes the Draft Completion Accounts, the Draft WC Statement and/or the Draft Net Debt Statement (a "Completion Accounts Dispute Notice").
5.3    Any Completion Accounts Dispute Notice shall set out in reasonable detail:
(a)    the matters which are disputed (the "Completion Accounts Disputed Matters");
(b)    the reasons why such matters are disputed; and
(c)    to the extent the Vendor is reasonably able to do so, the resulting adjustments which, in the opinion of the Vendor, should be made to the Draft Completion Accounts, the Draft WC Statement and/or the Draft Net Debt Statement.
A Completion Accounts Dispute Notice shall only be valid for the purposes of this Agreement if it is served prior to the expiry of the Initial Agreement Period and includes the information required by this Clause 5.3. Except for matters specifically set out in a valid Completion Accounts Dispute Notice served prior to the expiry of the Initial Agreement Period, the Vendor shall be deemed to have agreed in full with the Draft Completion Accounts, the Draft WC Statement and the Draft Net Debt Statement.
5.4    If the Vendor:
(a)    does not serve a valid Completion Accounts Dispute Notice prior to the expiry of the Initial Agreement Period; or
(b)    during the Initial Agreement Period confirms by notice in writing its agreement with the Draft Completion Accounts, the Draft WC Statement and the Draft Net Debt Statement (either as delivered in accordance with Clause 5.1 or as modified in such manner as shall be agreed between the Purchaser and the Vendor),

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the Draft Completion Accounts, the Draft WC Statement and the Draft Net Debt Statement shall constitute the Completion Accounts, the WC Statement and the Net Debt Statement for the purposes of this Agreement and shall be final and binding on the Purchaser and the Vendor.
5.5    If the Vendor does serve a valid Completion Accounts Dispute Notice prior to the expiry of the Initial Agreement Period, then the Vendor and the Purchaser shall meet and discuss the Completion Accounts Disputed Matters and (acting in good faith) shall use their respective reasonable endeavours (in conjunction with their respective accountants) to reach agreement on the Completion Accounts Disputed Matters as soon as reasonably practicable and in any event within the period of 20 Business Days following the date of service of the Completion Accounts Dispute Notice (or such longer period as may be agreed in writing between the Vendor and the Purchaser) (the "Completion Accounts Dispute Resolution Period") and either:
(a)    if the Purchaser and the Vendor reach agreement on the Completion Accounts Disputed Matters during the Completion Accounts Dispute Resolution Period, the Draft Completion Accounts, the Draft WC Statement and the Draft Net Debt Statement shall be modified to reflect such agreement and, as so modified, shall constitute the Completion Accounts, the WC Statement and the Net Debt Statement for the purposes of this Agreement and shall be final and binding on the Vendor and the Purchaser; or
(b)    if the Purchaser and the Vendor do not reach agreement on the Completion Accounts Disputed Matters prior to the expiry of the Completion Accounts Dispute Resolution Period, then either the Purchaser or the Vendor may refer the Completion Accounts Disputed Matters to an Independent Firm in accordance with Clause 8.
5.6    The Purchaser and the Vendor shall bear their own respective costs incurred in connection with the preparation, review and finalisation of the Draft Completion Accounts, the Draft WC Statement, the Draft Net Debt Statement, the Completion Accounts, the WC Statement and the Net Debt Statement and the agreement or determination of the Working Capital Value and the Net Debt (including any costs incurred in connection with any reference to an Independent Firm pursuant to Clause 5.5).
5.7    The Vendor and the Purchaser shall provide to each other access, on reasonable notice during Business Hours and subject to reasonable monitoring or supervision, to such documents and information as are in their possession or under their control (other than the working papers of any of their professional advisers) and to relevant personnel, as may in any case reasonably be requested for the purpose of preparing or reviewing the Draft Completion Accounts, the Draft WC Statement, the Draft Net Debt Statement, the Completion Accounts, the WC Statement and the Net Debt Statement and any Completion Accounts Dispute Notice as the case may be, provided that nothing shall require any party to disclose or provide access to any documents or information which are legally privileged or which that party is required by law or other legally binding obligation to keep confidential.

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The inspecting party shall be entitled, at its own cost to take copies of all such documents and information that it is entitled to inspect under this Clause 5.7.
6.    COMPLETION ACCOUNTS PAYMENT
6.1    Within 10 Business Days of the finalisation of the Completion Accounts, the WC Statement and the Net Debt Statement in accordance with Clause 5:
(a)    if the Initial Purchase Price exceeds the Completion Payment, the Purchaser shall pay to the Vendor the amount of such excess;
(b)    if the Completion Payment exceeds the Initial Purchase Price, the Vendor shall pay to the Purchaser the amount of such excess.
6.2    Any payment due under this Clause 6 shall be paid in accordance with Clause 39.
7.    MILESTONE PAYMENT
7.1    If Bulkamid Product Sales exceed USD $50,000,000 in any Milestone Year during the Milestone Period (the "Milestone"), the Purchaser will pay the Milestone Payment to the Vendor on the Milestone Payment Date. For the avoidance of doubt, the Milestone Payment will not be payable if the Milestone is not met during the Milestone Period.
7.2    Within 30 Business Days of the last day of each Milestone Quarter during the Milestone Period, the Purchaser will deliver to the Vendor a statement of the Bulkamid Product Sales during the Milestone Year ending on the last day of that Milestone Quarter, calculated in accordance with Schedule 12 (the "Milestone Statement").
7.3    The Milestone Payment shall be paid in cash in accordance with Clause 39.1.
7.4    If there is a Milestone Payment, such payment shall be made by way of adjustment of the consideration paid by the Purchaser for the Shares under this Agreement and the Purchase Price shall be deemed to have been increased by the Milestone Payment.
7.5    The Vendor shall within the period of 20 Business Days following delivery of the Milestone Statement for the final quarter of a calendar year (the "Milestone Statement Agreement Period") give notice in writing (a "Milestone Dispute Notice") to the Purchaser that the Vendor disputes any of the Milestone Statements delivered during that calendar year. Any Milestone Dispute Notice shall set out in reasonable detail:
(a)    the matters which are disputed (the "Milestone Disputed Matters");
(b)    the reasons why such matters are disputed; and

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(c)    to the extent the Vendor is reasonably able to do so, the resulting adjustments which, in the opinion of the Vendor, should be made to the relevant Milestone Statement.
A Milestone Dispute Notice shall only be valid for the purposes of this Agreement if it is served prior to the expiry of the Milestone Statement Agreement Period and includes the information required by this Clause 7.5. Except for matters specifically set out in a valid Milestone Dispute Notice served prior to the expiry of the Milestone Statement Agreement Period, the Vendor shall be deemed to have agreed in full with the Milestone Statements delivered during that calendar year and (save in the case of fraud or manifest error) the Vendor shall not be entitled to dispute any such matters in any subsequent Milestone Statement.
7.6    If the Vendor:
(a)    does not serve a valid Milestone Dispute Notice prior to the expiry of the Milestone Statement Agreement Period; or
(b)    during the Milestone Statement Agreement Period confirms by notice in writing its agreement with the Milestone Statement (either as delivered in accordance with Clause 7.2 or as modified in such manner as shall be agreed between the Purchaser and the Vendor), the Milestone Statement and shall be final and binding on the Purchaser and the Vendor.
7.7    If the Vendor does serve a valid Milestone Dispute Notice, then the Vendor and the Purchaser shall meet and discuss the Milestone Disputed Matters and (acting in good faith) shall use their respective reasonable endeavours (in conjunction with their respective accountants) to reach agreement on the Milestone Disputed Matters as soon as reasonably practicable and in any event within the period of 20 Business Days following the date of service of the Milestone Dispute Notice (or such longer period as may be agreed in writing between the Vendor and the Purchaser) (the "Milestone Dispute Resolution Period"). If the Purchaser and the Vendor:
(a)    agree during the Milestone Dispute Resolution Period on the Milestone Disputed Matters, the Milestone Statement shall be modified to reflect such agreement and, as so modified, shall be final and binding on the Vendor and the Purchaser; or
(b)    do not reach agreement prior to the expiry of the Milestone Dispute Resolution Period on the Milestone Disputed Matters, then either the Purchaser or the Vendor may refer the dispute to an Independent Firm in accordance with Clause 8.

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7.8    The Purchaser and the Vendor shall bear their own respective costs incurred in connection with the preparation, review and finalisation of the any Milestone Statement and the agreement or determination of whether the Milestone Disputed Matters (including any costs incurred in connection with any reference to an Independent Firm pursuant to Clause 7.7).
7.9    The provisions of Part 3 of Schedule 12 shall apply.
7.10    Notwithstanding anything to the contrary in this Agreement or any Milestone Incentive Letter, any amounts paid to a Milestone Incentive Recipient and for which compensatory Tax withholding is required by applicable United States federal, state, or local law by the Purchaser (or a member of the Purchaser's Group) or an Acquired Group Company, as applicable, shall be paid via an applicable U.S. payroll system, and the Purchaser shall cooperate with the making of any such payment though such payroll system.
8.    INDEPENDENT FIRM
8.1    Where either the Vendor or the Purchaser is entitled to refer, under Clause 5.5 or 7.7, any Completion Accounts Disputed Matters or any Milestone Disputed Matters, as the case may be (the "Relevant Disputed Matters"), to an Independent Firm, the Vendor or the Purchaser may refer such Relevant Disputed Matters to an independent firm of chartered accountants as may be agreed between the Purchaser and the Vendor or, in default of such agreement within 10 Business Days following the expiry of the Completion Accounts Dispute Resolution Period or Milestone Dispute Resolution Period, as the case may be, as may (on the application of either the Purchaser or the Vendor) be nominated by the President for the time being of the Institute of Chartered Accountants in England and Wales (the "Independent Firm").
8.2    Where a reference is made to an Independent Firm pursuant to Clause 5.5 or 7.7, the Purchaser and the Vendor (acting in good faith) shall use their respective reasonable endeavours to agree with the Independent Firm as soon as reasonably practicable following its acceptance of such reference the Independent Firm's detailed terms of reference and the procedures which are to apply in relation to the hearing, consideration and determination by the Independent Firm of the Relevant Disputed Matters. The following general terms of reference and procedures shall apply in any event:
(a)    the Independent Firm shall be instructed to make a determination only in relation to:
(i)    in the case of a reference pursuant to Clause 5.5, the Completion Accounts Disputed Matters specified in the Completion Accounts Dispute Notice and to make such determination in accordance with the accounting principles, practices, policies and procedures set out in Part 1 of Schedule 10; and

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(ii)    in the case of a reference pursuant to Clause 7.7, the Milestone Disputed Matters specified in the Milestone Dispute Notice and to make such determination in accordance with the accounting principles, practices, policies and procedures set out in Part 1 of Schedule 12;
(b)    the Vendor and the Purchaser shall each prepare a written submission to the Independent Firm on the Relevant Disputed Matters and shall deliver copies of their respective submissions to the Independent Firm and to each other within 20 Business Days following the acceptance by the Independent Firm of the reference to it;
(c)    following delivery of their respective submissions pursuant to paragraph (b), the Vendor and the Purchaser shall each have the opportunity to comment once only on the other party's submission. Any such comments shall be in writing and shall be delivered to the Independent Firm and copied to the other party not later than 10 Business Days following the expiry of the 20 Business Day period referred to in paragraph (b);
(d)    any information provided by either the Vendor or the Purchaser in response to a subsequent request or enquiry by the Independent Firm shall be copied to the other party at the same time as it is delivered to the Independent Firm and, unless otherwise directed by the Independent Firm, such other party shall have the opportunity to comment once only on that information. Any such comments shall be in writing and shall be delivered to the Independent Firm and copied to the party who provided the information not later than 10 Business Days after receipt of such information by the commenting party. Thereafter, neither the Purchaser nor the Vendor shall be entitled to make further statements or submissions except insofar as the Independent Firm so requests (in which case it shall, on each occasion, give the other party 10 Business Days to comment on any statement or submission so made);
(e)    in addition to the procedures set out above, the Independent Firm may, in its reasonable discretion, stipulate other procedures which are to apply in relation to the hearing, consideration and determination by it of the Relevant Disputed Matters (which may include inviting the Vendor and the Purchaser to make oral submissions).
(f)    the Independent Firm shall be requested to make its determination in writing in relation to the Relevant Disputed Matters and to notify the same to the Purchaser and the Vendor within 90 Business Days after its acceptance of the reference to it (or such longer period as the Independent Firm may reasonably determine). In making its determination, the Independent Firm shall state:
(i)    in the case of a reference pursuant to Clause 5.5, what adjustments (if any) are necessary to the Draft Completion Accounts, the Draft WC Statement

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and the Draft Net Debt Statement to determine finally the Working Capital Value and the Net Debt; and
(ii)    in the case of a reference pursuant to Clause 7.7, what adjustments (if any) are necessary to the relevant Milestone Statement;
(g)    in making its determination, the Independent Firm shall act as an expert and not as an arbitrator and the determination of the Independent Firm shall, in the absence of fraud or manifest error, be final and binding on the Purchaser and the Vendor;
(h)    following the notification of the Independent Firm's determination to the Purchaser and the Vendor, the Draft Completion Accounts, the Draft WC Statement and the Draft Net Debt Statement or the Milestone Statement, as the case may be, shall be amended as necessary to reflect the decision of the Independent Firm in relation to the Completion Accounts Disputed Matters or the Milestone Disputed Matters, as the case may be and, as so amended, shall be final and binding on the Vendor and the Purchaser;
(i)    the fees and expenses of the Independent Firm shall be borne by the Purchaser and the Vendor in the proportions it directs or, in the absence of any such direction, equally between the Purchaser on the one hand and the Vendor on the other; and
(j)    the Purchaser and the Vendor shall provide or (so far as lies within their respective power) procure others to provide to the Independent Firm all such information and documentation as the Independent Firm shall reasonably require to assist it in reaching its determination.
9.    SET-OFF
9.1    If the Purchaser makes a claim against the Vendor under the Warranties, the Tax Warranties and/or the Tax Covenant or otherwise under this Agreement (a "Set-off Claim"), then, at the sole option of the Purchaser and without prejudice to any other remedy available to it (but subject to the limitations of liability set out in Schedule 6), the following provisions of this Clause 9 shall apply.
9.2    If a Set-off Claim has been Settled in favour of the Purchaser but, as at the date on which the Milestone Payment falls due for payment, remains unpaid by the Vendor, the Purchaser shall be entitled to set-off all or part of the amount of the Settled Set-off Claim against the Milestone Payment payable to the Vendor. The Purchaser may not make any set-off under this Clause 9.2 in respect of a Set-off Claim if and to the extent that any Right of Recovery (as defined in Schedule 6) is available under the W&I Policy or the Tail Policy.
9.3    A Set-off Claim shall be regarded as ʺSettledʺ for the purposes of this Clause 9 if either:
(a)    the Vendor and the Purchaser shall so agree in writing; or

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(b)    a court of competent jurisdiction has awarded judgment in respect of the Set-off Claim and no right of appeal lies in respect of such judgment or the parties are debarred whether by passage of time or otherwise from exercising any such right of appeal; or
(c)    the Purchaser has withdrawn it by notice in writing to the Vendor, and the term ʺSettlementʺ shall be construed accordingly, and ʺSettled in Fullʺ means, in relation to a Set-off Claim, Settled in respect of damages, interest and costs in circumstances where no other part of the Set-off Claim has not been so Settled. For the purposes of this Clause, a Set-off Claim is to be regarded as Settled whether or not it is ʺSettled in Fullʺ, and accordingly may be Settled more than once.
9.4    If a Set-off Claim has not been Settled in Full as at the date on which the Milestone Payment falls due for payment (an "Outstanding Claim"), then subject to the Purchaser delivering to the Vendor a copy of a satisfactory Counsel's opinion the Purchaser shall, subject to Clause 9.5 be entitled to withhold from the Milestone Payment an amount up to the Estimated Liability (as defined in Clause 9.6(d)) (the "Retained Amount").
9.5    A Set-off Claim for which the Vendor has no liability as a result of paragraph 1.2 of Schedule 6 shall be deemed to have lapsed for the purposes of this Clause 9 on the day following the last day on which legal proceedings in relation to that Set-off Claim could have been validly served in accordance with that paragraph.
9.6    A Counsel's opinion shall be regarded as satisfactory for the purposes of Clause 9.4 if:
(a)    the opinion is provided by a Queen's Counsel of at least five years' standing and with a reasonable level of experience with respect to the subject matter of the claim;
(b)    the opinion is in writing;
(c)    the opinion states that in the opinion of Counsel, on the balance of probabilities, the Outstanding Claim will succeed; and
(d)    the opinion contains Counsel's estimate of the maximum amount for which the Vendors are likely to be liable pursuant to the Outstanding Claim (the "Estimated Liability").
9.7    The Purchaser shall have the sole right, but after reasonable consultation with the Vendor, to select the Queen's Counsel to be instructed for the purposes of Clause 9.4. The Queen's Counsel shall be instructed by solicitors acting for the Purchaser who shall supply a copy of the instructions to the Vendor.
9.8    Where the Purchaser is holding a Retained Amount in respect of an Outstanding Claim, the following provisions shall apply upon the Outstanding Claim being Settled:

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(a)    where the Outstanding Claim is Settled in favour of the Purchaser, the amount due in respect of the claim shall be set off by the Purchaser against the Retained Amount and, if the Retained Amount exceeds the amount at which the claim is Settled, the excess shall be paid to the Vendor; and
(b)    where the Outstanding Claim is Settled in favour of the Vendor, the Retained Amount shall be paid to the Vendor, provided always that, if at the time the Outstanding Claim is Settled, there remain one or more other Outstanding Claims which have not been Settled in Full and in respect of which a satisfactory Counsel's opinion has been delivered to the Vendor in accordance with Clause 9.4, the Purchaser shall be entitled to continue to hold the Retained Amount or, if lower, an amount equal to the aggregate Estimated Liability in respect of such Outstanding Claims.
9.9    The set-off by the Purchaser of any amount due in respect of any Set-off Claim against any amount payable to the Vendor pursuant to Clause 6 and Clause 7 shall not restrict the rights of the Purchaser to recover any further sum due to it in respect of that or any other Set-off Claim not satisfied by such set-off.
9.10    Any set-off shall be treated as a reduction to the consideration paid for the Shares.
10.    ESCROW
Following the payment of the Escrow Amount into the Escrow Account (in accordance with Part 2 of Schedule 4), the Escrow Amount shall be dealt with in accordance with the provisions of Schedule 9.
11.    WARRANTIES
11.1    The Vendor warrants to the Purchaser that each statement set out in Schedule 5 and Part 3 of Schedule 8 is true and accurate and not misleading at the date of this Agreement.
11.2    Each Warranty and Tax Warranty shall be separate and independent and, except as otherwise expressly provided in this Agreement, shall not be limited by reference to any other Warranty or Tax Warranty or any other provision of this Agreement.
11.3    Where any Warranty or Tax Warranty is qualified by reference to the Vendor's knowledge, information and belief or in any other similar manner:
(a)    the Vendor shall be treated as having knowledge of all matters which are within the knowledge of each director or officer of the Vendor;
(b)    the knowledge of the Vendor shall be deemed to include the knowledge it would have after making all due and careful enquiries including enquiry of:

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(i)    each director and officer of each Acquired Group Company; and
(ii)    Morten Vestergaard and Ieva Ankorina-Stark.
11.4    The Warranties and the Tax Warranties are subject to the matters which are Disclosed.
11.5    Subject to Clause 11.6, no fact, matter or circumstance:
(a)    of which the Purchaser or any of its directors, officers, employees, agents or advisers has knowledge (whether actual, constructive or imputed); or
(b)    which could have been discovered (whether by any investigation made by or on behalf of the Purchaser into the affairs of the Company, the Acquired Group or otherwise) prior to the signing of this Agreement, shall prejudice or prevent any Claim or reduce the amount recoverable under any Claim.
11.6    The Vendor shall not be liable in respect of any Warranty Claim to the extent that the matter giving rise to such claim was within the actual knowledge of the Purchaser Key Personnel or was Disclosed.
11.7    Save in the case of fraud, the Vendor agrees to waive any rights, remedies or claims which the Vendor may have against any Acquired Group Company or any director, officer, employee or agent of any Acquired Group Company in respect of any misrepresentation, inaccuracy or omission in or from any information or advice supplied or given by any such person on which the Vendor may have relied or which the Vendor may have taken into account in agreeing to give any Warranty or Tax Warranty in preparing the Disclosure Letter or in agreeing to any term of this Agreement.
11.8    The only warranties given in respect of Tax are the Tax Warranties and the Warranties shall be deemed not to be given in respect of Tax.
12.    LIMITATION OF VENDOR'S LIABILITY
12.1    The provisions of Schedule 6 shall apply for the purpose of limiting the liability of the Vendor in respect of Warranty Claims and Tax Warranty Claims.
12.2    None of the limitations contained in Schedule 6 or elsewhere in this Agreement shall apply to exclude or limit the liability of the Vendor in respect of any Claim which arises or is increased or which is delayed as a result of fraud or wilful non-disclosure by the Vendor.
13.    INDEMNITIES
13.1    Subject to Clause 13.2, the Vendor shall at all times after Completion indemnify and keep the Purchaser fully indemnified against all claims, demands, actions and proceedings, and

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shall pay to the Purchaser a sum equal to all damages, losses, costs, expenses and liabilities (including any direct, indirect or consequential losses, loss of profit, loss of reputation and all interest, penalties and legal costs (calculated on a full indemnity basis) and all other professional costs and expenses), in each case, suffered or incurred by the Purchaser or any member of the Purchaser's Group under or in connection with:
(a)    any guarantee or indemnity given by any Acquired Group Company on or before Completion in respect of the obligations of any other person (except another Acquired Group Company) provided that this Clause 13 will not apply to any guarantee or indemnity which is disclosed in the Disclosure Letter with express reference to this Clause;
(b)    any actual or alleged breach of any Competition Law arising on or before Completion under the distribution and agency agreements outlined at Schedule 11 relating to any resale price maintenance, exclusivity and non-compete obligations;
(c)    any failure of any Acquired Group Company to obtain or maintain any Permit required by a state within the United States for the sale or distribution of any Product in such state on or before Completion;
(d)    any actual or alleged employee misclassification (Scheinselbstständigkeit), insufficient granting of statutory employee rights (gesetzliche Arbeitnehmerrechte), incorrect Taxation, or breach of temporary agency work regulations (Arbeitnehmerüberlassungsgesetz), each in relation to consultancy services in Germany for the benefit of Contura Deutschland GmbH provided up until the Completion Date by Ton P. Alblas or by Almedex GmbH; and
(e)    any actual or alleged breach of applicable law in relation to discounting and rebate practices in selling the Bulkamid Product and communications with the U.S. Center for Medicare & Medicaid Services (CMS) related to reimbursement for the Bulkamid Product in each case on or before Completion.
13.2    The Vendor shall:
(a)    at all times after Completion assume responsibility for and pay, satisfy or perform the Carve-Out Liabilities; and
(b)    indemnify and keep indemnified the Purchaser against the Carve-Out Liabilities and against any damages, losses, costs, expenses and liabilities which the Purchaser or any member of the Purchaser's Group may suffer by reason of the Vendor taking any action to avoid, resist or defend against any of the Carve-Out Liabilities.
13.3    Paragraphs 1, 3 and (as specified therein) 5 of Schedule 6 shall apply in respect of any Specific Indemnity Claim.

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14.    VENDOR COVENANTS
14.1    The Vendor undertakes to the Purchaser and each Acquired Group Company (and for this purpose the Purchaser is acting as agent of each Acquired Group Company) that it shall not and shall procure that each member of the Vendor's Group shall not (whether alone or in conjunction with or on behalf of or through another person and whether directly or indirectly as a shareholder, partner, consultant, agent or principal or in any other capacity) without the prior written consent of the Purchaser:
(a)    at any time during the period of [***] years after the Completion Date, be, directly or indirectly, engaged, concerned or interested in any Competing Business;
(b)    at any time during the period of [***] years after the Completion Date, employ or engage or seek to solicit or entice away from the employment or engagement of any Acquired Group Company any Relevant Acquired Group Employee;
(c)    at any time during the period of [***] years after the Completion Date, deal or contract or canvass or solicit or seek to canvass or solicit any Relevant Customer in order to supply or offer to supply to them Relevant Products or Services;
(d)    at any time during the period of [***] years after the Completion Date, interfere or seek to interfere with the continuance of supplies to any Acquired Group Company (or the terms of such supplies) from any supplier who has been supplying goods, materials or services to any Acquired Group Company at any time during the 12 months prior to the Completion Date, if such interference causes or would cause that supplier to cease supplying or materially reduce its supply of those goods and services; and
(e)    at any time after the Completion Date, represent itself or permit itself to be held out as being in any way connected with or interested in any Acquired Group Company.
14.2    Nothing in paragraph (a) of Clause 14.1 shall prevent any member of the Vendor's Group from:
(a)    holding, for investment purposes only, shares in a company which are listed on any recognised stock exchange provided that the shares held by it represent no more than 3 per cent of the issued share capital of the relevant company; or
(b)    complying with its obligations under the Intellectual Property Assignment Agreement, the Cross-Licence Agreement, the Know-how Licence Agreement and/or the Exclusive Manufacturing and Supply Agreement (including, for the avoidance of doubt, in selling Regurin during the period of six months following Completion); or

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(c)    selling any Cystistat stock transferred by the Acquired Group to the Vendor Group under the Asset Transfer Agreement.
14.3    Each of the restrictions set out in Clause 14.1 is separate and severable and enforceable accordingly. For the avoidance of doubt the provisions of Clause 36 apply to the restrictions and undertakings set out herein.
14.4    The Vendor acknowledges and agrees that the duration, extent and application of the restrictions in paragraphs (a), (b), (c), (d) and (e) of Clause 14.1 are no greater than is reasonable and necessary for the protection of the interests of the Purchaser.
15.    PURCHASER COVENANTS
15.1    The Purchaser undertakes to the Vendor and each member of the Vendor's Group (and for this purpose the Vendor is acting as agent of each member of the Vendor's Group) that it shall not (whether alone or in conjunction with or on behalf of or through another person and whether directly or indirectly as a shareholder, partner, consultant, agent or principal or in any other capacity) without the prior written consent of the Vendor at any time during the period of three years after the Completion Date, employ or engage or seek to solicit or entice away from the employment or engagement of any member of the Vendor's Group any Relevant Vendor's Group Employee.
15.2    For the avoidance of doubt the provisions of Clause 36 apply to the restrictions and undertakings set out in Clause 15.1.
15.3    The Vendor acknowledges and agrees that the duration, extent and application of the restriction in Clause 15.1 are no greater than is reasonable and necessary for the protection of the interests of the Vendor.
16.    TAX
16.1    The Tax Covenant shall come into effect on Completion.
16.2    Subject to Clause 16.5 below, all sums payable under this Agreement shall be paid free and clear of all deductions or withholdings whatsoever unless the deduction or withholding is required by law. If any deductions or withholdings are required from any of the sums payable under this Agreement, the payer shall pay to the payee such sum as will, after the deduction or withholding has been made, leave the payee with the same amount as it would have been entitled to receive in the absence of any such requirement to make a deduction or withholding. If and to the extent that any deduction or withholding results in a payee obtaining a Relief, the payee shall pay to the payer, within three Business Days of obtaining the Relief, an amount equal to the lesser of the value of the Relief obtained and the additional sum paid under this Clause 16.2.

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16.3    Subject to Clause 16.5 below, if the Purchaser incurs a Taxation liability which results from, or is calculated by reference to, any sum paid under this Agreement, the amount so payable shall be increased by such amount (after taking into account Taxation payable in respect of the amount) as will ensure that, after payment of the Taxation liability, the Purchaser is left with a net sum equal to the sum it would have received had no such Taxation liability arisen. If and to the extent that such payment should not have been subject to Taxation, the Purchaser shall pay to the Vendor within three Business Days of obtaining any refund or credit, an amount equal to the lesser of the value of the refund or credit obtained and the additional sum paid under this Clause 16.3.
16.4    If the Purchaser would, but for the use of a Purchaser's Relief (as defined in Part 1 of Schedule 8), incur a Taxation liability falling within Clause 16.3, it shall be deemed for the purposes of that Clause to have incurred and paid that liability.
16.5    If the Purchaser assigns the benefit of this Agreement in whole or in part to any party, or if the Purchaser is or becomes not tax resident in the United Kingdom, or is or becomes tax resident elsewhere, or if there is a change in law after Completion, Clauses 16.2, 16.3 and 16.4 shall only apply to a payment to the Purchaser to the extent that they would have applied had the benefit not been so assigned, had the Purchaser been and remained tax resident in the United Kingdom, or had there been no change in law.
16.6    Notwithstanding the foregoing, the provisions of Clauses 16.2 and 16.3 shall not apply to any payment: (i) which is a payment of late payment interest; or (ii) to the extent that the withholding, deduction or Tax in question has already been taken into account in calculating the quantum of the payment.
16.7    Nothing in this Agreement shall prohibit the Purchaser (or a member of the Purchaser's Group) in its sole discretion from making an election under section 338(g) of the Internal Revenue Code of 1986, as amended, (ʺSection 338(g) Electionʺ), with respect to the Company or any non-U.S. Subsidiary of the Company.
17.    W&I POLICY AND TAIL POLICY
17.1    The Purchaser warrants to the Vendor that:
(a)    it has disclosed an accurate copy of the subrogation provisions in the W&I Policy to the Vendor in an email from the Purchaser's Solicitors to the Vendor's Solicitors at 11:33am on 22 February 2021; and
(b)    the W&I Policy contains a clause that the W&I Insurer has irrevocably waived all rights of subrogation against the Vendor (other than in the case of fraud or fraudulent misrepresentation) and the Purchaser undertakes not to amend the W&I Policy (or permit the W&I Policy to be amended) in relation to such waiver of subrogation rights without the prior written consent of the Vendor.

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17.2    The Purchaser shall:
(a)     procure that the Company shall not at any time after Completion:
(i)    terminate, or give notice to terminate, the Tail Policy;
(ii)    take any act that renders, or would be likely to render, the Tail Policy void, voidable or unenforceable; and
(b)    use all reasonable endeavours to procure that the Company shall not at any time after Completion breach any of the terms, conditions or warranties of the Tail Policy that entitles the Tail Policy insurer to decline to pay all or any part of any claim by the Acquired Group Companies under, or to terminate, the Tail Policy.
17.3    Nothing in Clause 17.2 will prejudice, prevent or delay or be a condition precedent to the Purchaser making a Claim against the Vendor.
18.    CONFIDENTIALITY
18.1    Subject to Clause 18.2:
(a)    the Vendor undertakes to the Purchaser, each Acquired Group Company and each member of the Purchaser's Group that it shall (and shall procure that each other member of the Vendor's Group shall) treat as strictly confidential and not disclose or use any information which relates to:
(i)    the existence, terms or subject matter of, or the negotiations relating to, this Agreement (or any agreement entered into pursuant to this Agreement); or
(ii)    the business, operations, assets, liabilities or financial or other affairs (including future plans and targets) of any Acquired Group Company; or
(iii)    the business, operations, assets, liabilities or financial or other affairs (including future plans and targets) of the Purchaser or any other member of the Purchaser's Group; and
(b)    the Purchaser undertakes to the Vendor and each member of the Vendor's Group that it shall (and that it shall procure that each other member of the Purchaser's Group shall) treat as strictly confidential and not disclose or use any information which relates to:
(i)    the existence, terms or subject matter of, or the negotiations relating to, this Agreement (or any agreement entered into pursuant to this Agreement); or

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(ii)    the business, operations, assets, liabilities or financial or other affairs (including future plans and targets) of the Vendor or any other member of the Vendor's Group.
18.2    Clause 18.1 shall not prohibit the disclosure or use of any information if and to the extent:
(a)    the disclosure or use is made in compliance with a requirement imposed by law or by any securities exchange or regulatory or governmental body but, in such circumstances, the Vendor (where it or a member of the Vendor's Group is subject to the requirement) or the Purchaser (where it or a member of the Purchaser's Group is subject to the requirement) shall, prior to disclosure or use of any information, promptly give notice of the requirement to the other and consult with the other with a view to agreeing the form, content and timing of such disclosure or use; or
(b)    the disclosure or use is required for the purpose of any judicial proceedings arising out of this Agreement (or any agreement entered into pursuant to this Agreement); or
(c)    the disclosure is made to a Tax Authority and is reasonably required in connection with the Tax affairs of the Vendor or another member of the Vendor's Group or (as the case may be) the Purchaser or another member of the Purchaser's Group; or
(d)    the disclosure is made by the Vendor or another member of the Vendor's Group to its professional advisers but, in such circumstances, the Vendor shall procure that each such person to whom information is disclosed complies with the terms of Clause 18.1 in respect of such information as if he were himself a party to this Agreement and subject to the same obligations as the Vendor; or
(e)    the disclosure is made by the Vendor or another member of the Vendor's Group to any person to whom the right to receive any part of the Milestone Payment is assigned in accordance with Schedule 14 but, in such circumstances, the Vendor shall procure that each such person to whom information is disclosed complies with the terms of Clause 18.1 in respect of such information as if he were himself a party to this Agreement and subject to the same obligations as the Vendor; or
(f)    the disclosure is made by the Purchaser or another member of the Purchaser's Group to its professional advisers or actual or potential financiers but, in such circumstances, the Purchaser shall procure that each such person to whom information is disclosed complies with the terms of Clause 18.1 in respect of such information as if he were himself a party to this Agreement and subject to the same obligations as the Purchaser; or
(g)    the information is or has become publicly available (other than as a result of a breach of this Agreement); or

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(h)    the information is disclosed or used with the prior written approval of both the Purchaser and the Vendor.
19.    ANNOUNCEMENTS
19.1    Subject to Clause 19.2:
(a)    the Vendor shall not, and shall procure that no other member of the Vendor's Group shall; and
(b)    the Purchaser shall not, and shall procure that no other member of the Purchaser's Group shall, make or issue any announcement or circular concerning the existence, terms or subject matter of this Agreement.
19.2    Clause 19.1 shall not apply to any announcement or circular which is made or issued:
(a)    with the prior written approval of both the Vendor and the Purchaser; or
(b)    in compliance with a requirement imposed by law or by any securities exchange or regulatory or governmental body but, in such circumstances, the Vendor (where it or a member of the Vendor's Group is subject to the requirement) or the Purchaser (where it or a member of the Purchaser's Group is subject to the requirement) shall, prior to the making or issue of the announcement or circular, promptly give notice of the requirement to the other and consult with the other with a view to agreeing the form, content and timing of such announcement or circular; or
(c)    by the Vendor or any member of the Vendor’s Group after Completion to employees of the Vendor's Group informing them of the Purchaser’s acquisition of the Shares;
(d)    by the Purchaser or any member of the Purchaser's Group after Completion to employees, customers, clients or suppliers of any Acquired Group Company or to any other persons having a commercial relationship with any Acquired Group Company informing them of the Purchaser's acquisition of the Shares; or
(e)    after Completion containing only information which is or has become publicly available (other than as a result of a breach of this Agreement).
20.    CHANGES OF NAME
20.1    The Purchaser shall procure that:

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(a)    as soon as reasonably practicable and in any event within one month of Completion, all steps are taken which are necessary to effect the name of any Acquired Group Company that consists of or includes the words "Contura" is changed to a name which does not include that word or any name (including any translation or transliteration) which, in the reasonable opinion of the Vendor, is substantially the same or confusingly similar or likely to be associated with that word, are taken; and
(b)    save to the extent permitted under the Intellectual Property Assignment Agreement, the Cross-Licence Agreement, the Know-how Licence Agreement and/or the Exclusive Manufacturing and Supply Agreement and/or required for compliance with any applicable laws and regulations, as soon as reasonably practicable and in any event within six months of Completion (or such longer period as the Vendor may agree), the Acquired Group Companies shall cease to use or display any trade or service name or mark, business name, logo, design, device or domain name that is held by any member of the Vendor's Group (including the "Contura" names and any associated logos or devices), or any mark, name, logo, device or design (including any translation or transliteration) which, in the reasonable opinion of the Vendor, is substantially the same or confusingly similar to, or likely to be associated with, any of them.
21.    INFORMATION, RECORDS AND ASSISTANCE POST-CLOSING
21.1    For seven years following the Completion Date, the Vendor shall procure that each member of the Vendor's Group shall provide the Purchaser with reasonable access at reasonable times and subject to prior written notice to (and the right to take copies of) the books, accounts, historical financial records, customer or client lists and all other records held by it after Completion to the extent that they relate to the Acquired Group Companies.
21.2    Following the Completion Date, the Vendor shall procure that each member of the Vendor's Group promptly gives to the Purchaser all written notices, correspondence, information or enquiries received by them in relation to the Acquired Group Companies.
21.3    For seven years following the Completion Date, the Purchaser shall procure that each member of the Purchaser's Group shall provide the Vendor with reasonable access at reasonable times and subject to prior written notice to (and the right to take copies of) the books, accounts, historical financial records, customer or client lists and all other records held by it after Completion to the extent that they relate to any assets or undertakings transferred by any Acquired Group Company to the Vendor's Group pursuant to the Pre-Completion Reorganisation.
21.4    Following the Completion Date, the Purchaser shall procure that each member of the Purchaser's Group promptly gives to the Vendor all written notices, correspondence, information or enquiries received by them in relation to any assets or undertakings transferred by any Acquired Group Company to the Vendor's Group pursuant to the Pre-Completion Reorganisation.

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21.5    The Vendor undertakes to procure that Contura International A/S sends a signed letter to the FDA notifying the FDA of the transfer of ownership of PMA P1700223 from Contura International A/S to the Company within three Business Days of Completion.
22.    SURVIVAL OF OBLIGATIONS
The Warranties, the Tax Warranties and all covenants, undertakings and other obligations set out in this Agreement (except for any obligation which is fully performed at Completion) shall continue in full force and effect after Completion.
23.    FURTHER ASSURANCE
Promptly upon being requested to do so by the Purchaser at any time during the period of 24 months after the date of this Agreement, the Vendor shall, and shall procure that any member of the Vendor's Group shall, execute such documents and do and perform such acts and things as the Purchaser may reasonably require for the purpose of transferring legal and beneficial title to the Shares to the Purchaser free from Encumbrances and giving to the Purchaser the full benefit of this Agreement.
24.    CONSIDERATION SHARES
24.1    At Completion, the Purchaser shall issue the Consideration Shares in the name of the Vendor and deliver evidence of such issuance. Within 20 (twenty) Business Days of Completion, the Vendor shall give one or more sets of written instructions to the Purchaser with respect to the names of not more than 10 (ten) natural persons or entities to whom the Vendor shall transfer, either directly or through subsequent transfers, all of the Consideration Shares. The instructions will contain details of the number of Consideration Shares to be transferred, the name of the transferor and the name of the transferee. In addition, each of the transferees will execute and deliver such documents to allow counsel for the Purchaser to provide an opinion to the Transfer Agent for the transfers of the Consideration Shares to the transferees identified in the instruction letters.
24.2    Promptly (but in no event more than five (5) Business Days) after receipt by the Purchaser of the information set forth in Clause 24.1, the Purchaser shall cause the Transfer Agent to take all actions necessary to register, in the official stock register maintained by the Transfer Agent, the ownership of the relevant Consideration Shares to the relevant transferees as set out in the instructions.
24.3    The Guarantor warrants to the Vendor that:
(a)    the Guarantor is duly organized, validly existing, and in good standing under the laws of the State of Delaware, U.S.A.;
(b)    the Guarantor has all necessary organizational power and authority to enter into this Agreement, and each other Transaction Document to which it is a party, to

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carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Guarantor of this Agreement and each other Transaction Document to which it is a party, the performance by the Guarantor of its obligations hereunder and thereunder, and the consummation by the Guarantor of the transactions contemplated hereby and thereby have been duly authorized by all requisite organizational action on the part of the Guarantor. This Agreement and each other Transaction Document to which it is a party has been duly executed and delivered by the Guarantor, and (assuming due authorization, execution and delivery by the other parties hereto) constitutes a legal, valid, and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity);
(c)    the execution, delivery, and performance by the Guarantor of this Agreement and each other Transaction Document to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) result in a violation or breach of any provision of the organization documents of the Guarantor; (b) result in a violation or breach of any provision of any law or order of a Governmental Entity applicable to the Guarantor; or (c) require the consent, notice, or other action by any person under, conflict with, result in a violation or breach of, constitute a default under or result in the acceleration of any agreement to which the Guarantor is a party, except in the cases of clauses (b) and (c), where the violation, breach, conflict, default, acceleration, or failure to give notice would not have a material adverse effect on the Guarantor's ability to consummate the transactions contemplated hereby. No consent, approval, Permit, order of a Governmental Entity, declaration or filing with, or notice to, any Governmental Entity is required by or with respect to the Guarantor in connection with the execution and delivery of this Agreement and each other Transaction Document to which it is a party and the consummation of the transactions contemplated hereby and thereby, except such consents, approvals, Permits, orders of any Governmental Entity, declarations, filings, or notices which would not have a material adverse effect on the Guarantor's ability to consummate the transactions contemplated hereby and thereby; and
(d)    the Consideration Shares are duly authorised and, when issued and paid for in accordance with this Agreement will be duly and validly issued, fully paid and nonassessable, free and clear of all Encumbrances, other than transfer restrictions under applicable securities laws.
24.4    The Vendor warrants to the Guarantor that it is an “accredited investor” as set forth in the Securities Act.
25.    REGISTRATION OF CONSIDERATION SHARES
25.1    The Guarantor shall use commercially reasonable efforts to prepare and file as promptly as reasonably practicable (but in any event not more than twenty (20) Business Days after the

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Completion Date) with the SEC a prospectus supplement (the ʺProspectus Supplementʺ) under its Registration Statement on Form S-3 (333-238064) (the ʺRegistration Statementʺ) providing for the registration and resale, on a continuous or delayed basis pursuant to Rule 415 under the Securities Act, of the Consideration Shares held by each of the Holders (or which will be held by any of the Holders upon completion of the transfers contemplated by Clause 24.1), each of which Holders shall be identified therein along with the number of Consideration Shares held by such Holder and deemed registered thereunder. The Guarantor shall use commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of (i) the date on which all of the Consideration Shares covered by such Registration Statement have been sold and (ii) the date on which the Consideration Shares become eligible for resale without restriction and without the need for current public information pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act (such period, the ʺEffectiveness Periodʺ). During the Effectiveness Period, the Guarantor will file any supplements to the Prospectus Supplements required to be filed by applicable law in order to incorporate into the Prospectus Supplements any information necessary so that (x) the Registration Statement shall not include any untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein not misleading, (y) the Guarantor complies with its obligations under Item 512(a)(1) of Regulation S-K, and (z) the Consideration Shares held by any Holder not named in the Prospectus Supplement that would have otherwise been included therein pursuant to the first sentence of this Clause 25.1 and Clause 24.1, shall become included therein or otherwise become registered under the Registration Statement. ʺHoldersʺ shall mean the Vendor and any person to whom the Vendor will transfer or has transferred, directly or indirectly, Consideration Shares in accordance with Clause 24.1 hereof and who are named in Part 1 of Schedule 14 hereto.
25.2    Notwithstanding anything to the contrary contained in this Agreement, the Guarantor may, upon written notice to any Holder named in the Prospectus Supplement, suspend the use of the Prospectus Supplement (in which event the Holders named therein shall discontinue sales of the Consideration Shares pursuant to the Registration Statement but may settle any previously made sales of Consideration Shares) if:
(a)    the Guarantor determines that it would be required to make disclosure of material information in the Registration Statement that the Guarantor has a bona fide business purpose for preserving as confidential; or
(b)    the Guarantor has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of the Guarantor, would adversely affect the Guarantor, provided that (1) in no event shall the Holders be suspended from selling Consideration Shares pursuant to the Registration Statement for a period that exceeds an aggregate of 60 days in any 180-day period or 135 days in any 365-day period, (2) this right may not be exercised more than two times in any 365-day period and (3) this right may not be exercised unless sales under all other registration statements of the Guarantor filed with the SEC and effective under the Securities Act shall also be suspended. Upon disclosure of such information or the termination of the condition described above, the Guarantor shall provide prompt notice to the Holders, and shall promptly terminate any suspension of sales it has put

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into effect and shall take such other reasonable actions to permit registered sales of Consideration Shares.
25.3    The Holders agree to furnish to the Guarantor not less than five Business Days prior to the date that the Prospectus Supplement will be filed, a completed questionnaire in the form to be provided by the Guarantor. The Guarantor shall have no obligation to include Consideration Shares held by a Holder who has failed to furnish such questionnaire, and any other information that the Guarantor determines, after consultation with its counsel, is reasonably required in order for the Prospectus Supplement to comply with the Securities Act.
25.4    The Guarantor shall immediately notify the Holders of:
(a)    the happening of any event as a result of which the Prospectus Supplement includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which any such statement is made; or
(b)    the issuance or express threat of issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement, or the initiation of any proceedings for that purpose.
25.5    Following the provision of the notice contemplated by Clause 25.4, the Guarantor will as promptly as practicable:
(a)    amend or supplement the Prospectus Supplement or take other appropriate action so that the Prospectus Supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and
(b)    take such other commercially reasonable action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto.
25.6    Upon receipt of notice pursuant to Clause 25.4, the Holders will forthwith discontinue offers and sales of the Consideration Shares by means of such Prospectus Supplement until:

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(a)    the Holders have received copies of the supplemented or amended Prospectus Supplement contemplated by Clause 25.5; or
(b)    the Holders are advised in writing by the Guarantor that the use of the Prospectus Supplement may be resumed, and have received copies of any additional or supplemental filings incorporated by reference into the Prospectus Supplement.
25.7    The Guarantor shall, and it hereby agrees to, indemnify and hold harmless each Holder and its officers, directors, members, partners, stockholders, employees, legal counsel, accountants and agents, successors and assigns, and each other person, if any, who controls such Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:
(a)    any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus Supplement, or any amendment or supplement thereof, or any document incorporated by reference therein;
(b)    any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; or
(c)    any violation or alleged violation by the Guarantor (or any of its agents or affiliates) of the Securities Act, the Exchange Act, any state securities or ʺblue skyʺ law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, and the Guarantor shall, and it hereby agrees to, reimburse, upon request and as incurred, each such Holder, and each such officer, director, member, partner, stockholder, employee, legal counsel, accountants, agents, successors and assigns and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Guarantor will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) a Holder's failure to comply with the prospectus delivery requirements of the Securities Act, (ii) the use by a Holder of an outdated or defective Prospectus Supplement after the Guarantor has notified such Holder in writing that the Prospectus Supplement is outdated or defective, or (iii) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder or any such controlling person in writing specifically for use in the Prospectus Supplement.
25.8    Each Holder agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Guarantor, its directors, officers, employees, stockholders and each person who controls the Guarantor (within the meaning of the Securities Act) against

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any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from:
(a)    the use by such Holder of an outdated or defective Prospectus Supplement after the Guarantor has notified such Holder in writing that the Prospectus Supplement is outdated or defective; or
(b)    any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus Supplement or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Holder to the Guarantor specifically for inclusion in such Registration Statement or Prospectus Supplement or amendment or supplement thereto, provided, however, that the obligation to indemnify set forth in this Clause 25.8 shall be individual, not joint and several, for each Holder and the liability of each Holder hereunder shall be limited to an amount equal to the dollar amount of the net proceeds received by such Holder from the sale of Consideration Shares pursuant to the Registration Statement or Prospectus Supplement.
25.9    Any person entitled to indemnification hereunder shall:
(a)    give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and;
(b)    permit such indemnifying party to assume the defence of such claim with counsel reasonably satisfactory to the indemnified party, provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defence of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless:
(i)    the indemnifying party has agreed to pay such fees or expenses; or
(ii)    the indemnifying party shall have failed promptly to assume the defence of such claim and employ counsel reasonably satisfactory to such person; or
(iii)    in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party or any other indemnified party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defence of such claim on behalf of such person),

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and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defence of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for each indemnified party with respect to any claim. If the indemnifying party assumes such defence, the indemnified party shall have the right to participate in defence thereof and to employ counsel, at its own expense (except as provided in the first sentence of this Clause 25.9), separate from the counsel employed by the indemnifying party. If the indemnifying party chooses to defend any claim or litigation, the indemnified party shall cooperate in the defence or prosecution thereof. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. Whether or not the indemnifying party shall have assumed the defence of a claim or litigation, the indemnified party shall not admit any liability with respect to, or settle, compromise or discharge, such claim or litigation without the indemnifying party's written consent (which shall not be unreasonably withheld or delayed).
25.10    Subject to the terms of this Agreement, all reasonable fees and expenses of an indemnified party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Clause 25) shall be paid to the indemnified party, as incurred; provided, that the indemnified party shall promptly reimburse the indemnifying party for that portion of such fees and expenses applicable to such actions for which it is finally judicially determined (not subject to appeal) such indemnified party is not entitled to indemnification hereunder.
25.11    If for any reason the indemnification provided for in the preceding paragraphs of this Clause 25 is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party, on the one hand, and the indemnifying party, on the other hand, with respect to the offering of securities. If, however, the allocation in the first sentence of this Clause 25.11 is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults, but also the relative benefits of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Clause 25.11 were to be determined by pro rata allocation considerations or by any other method of allocation which does not take into account the equitable considerations referred to in the preceding sentence of this Clause 25.11. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action,

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proceeding or claim. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, no Holder shall be liable to contribute any amount in excess of the dollar amount equal to the sum of (i) the net proceeds received by such Holder from the sale of Consideration Shares sold by such Holder pursuant to the Prospectus Supplement, minus (ii) any amounts paid or payable by such Holder pursuant to Clause 25.8 above (except in the case of fraud or willful misconduct).
25.12    Each Holder shall bear all agent and brokerage fees and commissions (including any underwriting discounts and commissions) in connection with any registration of any of its Consideration Shares by the Guarantor. The Guarantor shall bear all other fees and expenses in connection with any registration statement, prospectus or prospectus supplement prepared, filed or caused to become effective pursuant to this Agreement, including all registration and filing fees, all printing costs and all fees and expenses of counsel and accountants for the Guarantor.
25.13    Notwithstanding anything in this Agreement to the contrary, the provisions of this Clause 25(i) shall survive the Completion, and (ii) are intended to be for the benefit of, and shall be enforceable by, each Holder, its successors or assigns, or, if such Holder is a natural person, his or her heirs and his or her or their trustees or administrators or persons acting in similar capacities. Unless required by law, this Clause 25 may not be amended, altered, or repealed after the Completion in such a manner as to adversely affect any of the rights of any Holder without the prior written consent of the affected Holder.
26.    EXIT BONUS PAYMENTS
26.1    If an Exit Bonus Payment becomes payable by the Vendor to an Exit Bonus Participant then, provided that Exit Bonus Participant is at the relevant time an employee (for the purposes of taxes on income and social security contributions) of an Acquired Group Company:
(a)    the Vendor agrees with the Purchaser that it shall within 10 Business Days of the Exit Bonus Payment becoming payable, pay to the Purchaser or at the Purchaser’s direction (i) the amount of the Exit Bonus Payment plus (ii) (if applicable) an amount equal to any secondary Class 1 (employers') National Insurance Contributions in respect of the United Kingdom or any equivalent amount payable elsewhere arising as a result of the Exit Bonus Payment and the Purchaser hereby directs the Vendor to pay such amounts to the Acquired Group Company that is the employer of the relevant Exit Bonus Participant;
(b)    subject to receipt by the Purchaser, or pursuant to the direction above relevant Acquired Group Company of the payment due under Clause 26.1(a), the Purchaser shall procure that the relevant Acquired Group Company:

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(i)    makes a withholding for any liability of any member of the Acquired Group for any amount of Tax (including income tax and social security contributions, including primary Class 1 (employees) National Insurance Contributions but excluding any liability of any member of the Acquired Group to account for any secondary Class 1 (employers') National Insurance Contributions), whether of the United Kingdom or any equivalent amount payable elsewhere arising as a result of the Exit Bonus Payment, and shall pay such amount to the relevant Tax Authority (the "Employee Tax Liability");
(ii)    accounts to the relevant Tax Authority for any secondary Class 1 (employers') National Insurance Contributions arising as a result of the Exit Bonus Payment; and
(iii)    within 20 Business Days of receipt of the amounts specified in Clause 26.1(a) pays to the relevant Exit Bonus Participant the amount of the Exit Bonus Payment less the Employee Tax Liability.
26.2    The Vendor shall indemnify and keep the Purchaser fully indemnified against all claims, demands, actions and proceedings, and shall pay to the Purchaser a sum equal to all damages, losses, costs, expenses and liabilities, in each case, suffered or incurred by the Purchaser or any member of the Purchaser's Group under or in connection with any breach by the Vendor of Clause 26.1(a).
26.3    The Purchaser shall indemnify and keep the Vendor fully indemnified against all claims, demands, actions and proceedings, and shall pay to the Vendor a sum equal to all damages, losses, costs, expenses and liabilities, in each case, suffered or incurred by the Vendor or any member of the Vendor's Group under or in connection with any breach by the Purchaser of Clause 26.1(b).
26.4    Subject to Clause 26.5 below, the relevant Acquired Group Company incurs a Taxation liability which results from, or is calculated by reference to, any sum paid under this Clause 26, the amount so payable shall be increased by such amount (after taking into account Taxation payable in respect of the amount) as will ensure that, after payment of the Taxation liability, the Acquired Group Company is left with a net sum equal to the sum it would have received had no such Taxation liability arisen. If and to the extent that such payment should not have been subject to Taxation, the Acquired Group Company shall pay to the Vendor within three Business Days of obtaining any refund or credit, an amount equal to the lesser of the value of the refund or credit obtained and the additional sum paid under this Clause 26.4. This Clause 26.4 shall not apply in respect of any secondary Class 1 (employers’) National Insurance Contributions in respect of the United Kingdom or any equivalent amount payable elsewhere arising as a result of the Exit Bonus Payment, which the Vendor has funded under Clause 26.1(a).
26.5    The provisions of Clauses 16.5 and 16.6 shall apply mutatis mutandis as if the references in those Clauses to Clauses 16.2, 16.3 and 16.4 were references to Clause 26.4.

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27.    COLLECTION DEBTS
27.1    The Purchaser shall collect the Collection Debts in accordance with the following provisions:
(a)    the Purchaser shall after Completion take all such steps as are reasonable to collect the Collection Debts in the ordinary course of the business as conducted by the Vendor on Completion;
(b)    the Purchaser shall be under no obligation to commence legal proceedings to collect the Collection Debts nor to apply its own funds in settlement of the Collection Debts; and
(c)    the Purchaser shall not release, waive or compromise any of the Collection Debts or purport to do so or give time or indulgence for payment without the prior written agreement of the Vendor (not to be unreasonably withheld or delayed).
27.2    If any Collection Debt has not been collected in full on or before the date falling 150 days after it became due (that part of the Collection Debt that has not then been collected being a ʺBad Debtʺ) then the Vendor shall pay to the Purchaser in cash an amount equal to the Bad Debt, such payment to be made in accordance with Clause 39.
27.3    If the Vendor pays the Purchaser any amount under Clause 27.2 in respect of a Bad Debt and at any time thereafter the Purchaser (or any relevant member of the Purchaser's Group) receives or recovers a sum which is directly referable to such Bad Debt then the Purchaser will (or will procure that the relevant member of the Purchaser's Group will) repay to the Vendor such of the amount recovered which is directly referable to the Bad Debt.
28.    DANSKE LOAN
28.1    The Vendor shall:
(a)    within five Business Days following the Completion Date, repay all amounts owing to Danske Bank A/S under the facilities agreements dated 16 November 2018 and 1 May 2020 (the "Facilities Agreements"), the obligations under which are secured by:
(i)    the floating charges registered on 28 November 2017 with serial number: 1009362618; and
(ii)    the floating charge registered on 22 January 2018 with serial number 1009501227,

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in Contura International A/S and Contura A/S (together, the "Floating Charges"); and
(b)    following the making of the repayment to Danske Bank A/S referred to in paragraph (a) above:
(i)    notify the Purchaser of the same, and provide the Purchaser with reasonable evidence that the payment has been made; and
(ii)    use its best endeavours to obtain an acknowledgment from Danske Bank A/S that all amounts owing to Danske Bank A/S under the Facilities Agreements have been repaid in full, and the assets subject to the security created pursuant to the Floating Charges are irrevocably released.
29.    R&D TAX ALLOWANCE
29.1    Subject to Clause 29.2, if any Acquired Group Company is required by any Tax Authority to repay any part of the SME R&D tax credit incentive received in cash by that Acquired Group Company for the tax year ended 5 April 2018 (including to the extent that such repayment is satisfied by use of any Purchaser’s Relief (as defined in Schedule 8) (a ʺR&D Repaymentʺ)) then the Vendor shall pay an amount equal to the R&D Repayment to the relevant Acquired Group Company within ten Business Days of being requested to do so in writing by the Purchaser.
29.2    The Vendor shall not be obliged to make payment under Clause 29.1 if and to the extent that the R&D Repayment arises or is increased by a voluntary act of any member of the Purchaser’s Group after Completion which the Purchaser was aware or ought reasonably to have been aware would or might give rise to the R&D Repayment, and for the purposes of this clause voluntary has the meaning given in paragraph 4.2 of Part 2 of Schedule 8.
29.3    For the avoidance of doubt, the Purchaser's Group shall not be entitled to recover under this Clause 29 and also under the Tax Covenant.
30.    COSTS
30.1    Except as otherwise expressly provided in this Agreement, each party shall pay its own costs and expenses incurred in connection with the sale and purchase of the Shares and in connection with the negotiation, preparation, execution and carrying into effect of this Agreement and all other documents referred to in this Agreement. For the avoidance of doubt, the Vendor shall pay the full amount of the Acquired Group's Transaction Costs (if any) to the extent not included as a current liability in the Completion Accounts.
30.2    The Vendor confirms that no cost or expense of whatever nature relating to the sale and purchase of the Shares has been, or is to be, borne by any Acquired Group Company.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
30.3    The Purchaser shall bear any stamp duty payable on the sale of the Shares.
31.    GUARANTEE
31.1    The Guarantor guarantees to the Vendor the due and punctual performance and observance by the Purchaser of all present and future obligations and liabilities of the Purchaser under or in respect of this Agreement (the "Guaranteed Obligations").
31.2    If and whenever the Purchaser defaults for any reason whatsoever in the performance of any of the Guaranteed Obligations, the Guarantor shall forthwith upon demand unconditionally perform (or procure the performance of) and satisfy (or procure the satisfaction of) the Guaranteed Obligations in respect of which there has been default in the manner prescribed by this Agreement so that the same benefits shall be conferred on the Vendor as it would have received if the Guaranteed Obligations had been duly performed and satisfied by the Purchaser.
31.3    This guarantee is a continuing guarantee and is to remain in force until all the Guaranteed Obligations have been performed or satisfied. This guarantee is in addition to and without prejudice to and not in substitution for any rights or security which the Vendor may now or hereafter have or hold for the performance and observance of the Guaranteed Obligations.
31.4    The liability of the Guarantor under this Clause 31 shall be that of principal obligor and not merely as surety and shall not be released or diminished by any variation of the Guaranteed Obligations agreed by the Vendor with the Purchaser.
31.5    The obligations of the Guarantor under this Clause 31 shall not be affected in whole or in part by any act, omission, matter or thing (whether or not known to the Guarantor, the Vendor or the Purchaser) which, but for this Clause 31.5, might operate to reduce, release or prejudice the Guarantor's obligations, including:
(a)    any variation of this Agreement;
(b)    any neglect or delay in seeking the performance of any obligations under this Agreement;
(c)    any time, waiver, forbearance or consent granted to, or composition or arrangement with, the Purchaser or other person;
(d)    the release of the Purchaser or any other person under the terms of any composition or arrangement with any creditor of the Purchaser;
(e)    any incapacity or lack of power, authority or legal personality of, or dissolution or change in the members or status of, the Purchaser or any other person;
(f)    any unenforceability, invalidity or illegality of any obligation of the Purchaser; or

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
(g)    any insolvency or similar proceedings.
31.6    On the approval or implementation of any Compromise, and without prejudice to the Vendor's right to recover under the guarantee and indemnity given pursuant to this Clause 31, the Guarantor shall as principal obligor be liable to the Vendor for, and agrees (as a separate and additional covenant) to pay to the Vendor on demand from time to time, amounts equal to the sums that would have been payable to the Vendor by the Purchaser (or any guarantor of the Purchaser) had such Compromise not occurred. Payment shall be made by the Guarantor to the Vendor under this Clause 31.6 in the amounts and at the times at which, but for the Compromise, the Purchaser would have been obliged to make payment to the Vendor. The Guarantor's liability under this Clause 31 shall not be affected in any way by the Vendor voting (if it chooses to do so) in favour of any Compromise proposed by or in respect of the Purchaser.
31.7    The Guarantor waives any right it has or may have as against the Purchaser, the existence or exercise of which might affect the right or ability of the Vendor to obtain the full benefit of the guarantee and indemnity given under this Clause 31 if a Compromise by, or in respect of, the Purchaser were to be proposed and approved.
31.8    References in this Clause 31 to ʺCompromiseʺ shall mean any company voluntary arrangement in respect of the Purchaser (or any compromise or scheme of arrangement or any analogous procedure to any of the foregoing in any other jurisdiction) under which the Purchaser's obligations to the Vendor are or are to be compromised in any way.
32.    ASSIGNMENT AND NOVATION
32.1    Except as otherwise expressly provided in Clause 32.2 or Schedule 14, no party may assign, grant any security interest over, hold on trust or otherwise transfer the benefit of the whole or any part of this Agreement or all or any of its rights or benefits arising under or out of this Agreement without the prior written consent of each other party.
32.2    The Purchaser may at any time, without the consent of the Vendor, assign, grant a security interest over, hold on trust or otherwise transfer the benefit of the whole or any part of this Agreement or all or any of its rights or benefits arising under or out of this Agreement to or for:
(a)    a member of the Purchaser's Group (for the purposes of this paragraph (a) of Clause 32.2 the "Assignee") for so long as that Assignee remains a member of the Purchaser's Group. The Purchaser shall procure that any Assignee assigns any rights assigned to it in accordance with this paragraph (a) of Clause 32.2 back to the Purchaser or to such other member of the Purchaser's Group as the Purchaser may nominate immediately before the Assignee ceases to be a member of the Purchaser's Group; and

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
(b)    any person providing any loan or other financial facility to the Purchaser or any other member of the Purchaser's Group.
32.3    The parties agree that Schedule 14 shall apply with effect from Completion.
32.4    If either the Vendor or the Purchaser assigns any of its rights as permitted under this Agreement, then the liability of the Purchaser (in the case of assignment by the Vendor) or the Vendor (in the case of assignment by the Purchaser) to any such assignee(s) shall not be greater than its liability to the Purchaser or the Vendor, as the case may be, if that assignment had not occurred.
33.    SUCCESSORS
This Agreement shall operate for the benefit of and be binding upon the successors and permitted assignees of each of the parties and references in this Agreement to the parties shall be construed accordingly.
34.    ENTIRE AGREEMENT
34.1    This Agreement (together with the Disclosure Letter and all other agreements and documents entered into pursuant to this Agreement) constitute the whole agreement between the parties relating to the sale and purchase of the Shares and supersede any previous written or oral agreement between the parties relating thereto.
34.2    The Purchaser acknowledges that no provisions are to be regarded as implied into this Agreement, save for those implied by law and which are not lawfully capable of being excluded. All implied provisions lawfully capable of being excluded are excluded for all purposes.
34.3    Each party acknowledges that in entering into this Agreement it is not relying on any statement, representation, assurance or warranty that is not set out in this Agreement.
34.4    The Purchaser irrevocably and unconditionally waives any right it may have to rescind this Agreement for any misrepresentation, whether or not contained in this Agreement, or to terminate this Agreement for any other reason other than in accordance with its express terms.
34.5    The Purchaser irrevocably and unconditionally waives any right it may have to bring a claim or take any proceedings against the Vendor for misrepresentation, whether in equity, tort or under the Misrepresentation Act 1967, in respect of any misrepresentation, whether or not contained in this Agreement and whether innocently or negligently made. The Purchaser's sole remedy in respect of any such misrepresentation shall be an action for breach of contract under the terms of this Agreement if and to the extent that the subject matter of the misrepresentation in question constitutes a breach of the Warranties.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
34.6    Save as expressly provided in this Agreement, the Purchaser irrevocably and unconditionally waives any right of set off or counterclaim, deduction or retention it might otherwise have in respect of any claim under this Agreement.
35.    VARIATION AND WAIVER
35.1    No variation of this Agreement shall be effective unless it is in writing and signed by or on behalf of each party.
35.2    No waiver by a party of any right or remedy under this Agreement or provided by law shall be effective unless it is specific, in writing and signed by or on behalf of the party waiving the right or remedy. Any such waiver shall be effective only as regards the specific matter or circumstances in relation to which it is given and shall not prejudice or affect any other rights or remedies of the parties. A waiver of any breach of this Agreement shall not operate as a waiver of any subsequent breach.
35.3    A failure by a party to exercise, or a delay by it in exercising, any right or remedy under this Agreement or provided by law shall not constitute a waiver of that or any other right or remedy. The single or partial exercise by a party of any right or remedy under this Agreement or provided by law shall not preclude any other or further exercise of that right or remedy or the exercise of any other right or remedy.
35.4    The rights and remedies of the parties under this Agreement are in addition to, and not exclusive of, any rights or remedies provided by law.
36.    INVALIDITY
36.1    If any provision of this Agreement is or becomes illegal, invalid or unenforceable in whole or in part, then such provision shall apply with whatever modification is necessary so that it is legal, valid and enforceable and gives effect to the commercial intention of the parties. If such modification is not possible, then the provision or the relevant part of it shall, to the extent that it is illegal or invalid or unenforceable, be deemed to be deleted from this Agreement.
36.2    If any provision or any part of any provision of this Agreement is modified or deleted in accordance with Clause 36.1, the legality, validity and enforceability of the remainder of the relevant provisions and/or this Agreement shall not be affected (and the Vendor will be bound by the terms of this Agreement as modified or deleted accordingly).
37.    THIRD PARTY RIGHTS
37.1    A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or enjoy the benefit of any term of this Agreement, except as set out in Clause 37.2, 37.3 and 37.4.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
37.2    The Acquired Group Companies, any member of the Purchaser's Group and any member of the Vendor's Group and their respective directors, officers, employees, agents and advisers may enforce and rely on any Clause in this Agreement if such Clause is expressed to be for their benefit.
37.3    Contura International, a Nominee, each Vendor Assignee and the Joint Liquidators (if appointed) may rely on the provisions of Schedule 14.
37.4    Each Holder may rely on and enforce the terms of Clause 25.
38.    NOTICES
38.1    A notice under this Agreement must be:
(a)    in writing; and
(b)    delivered by hand or courier or sent by prepaid first class post or by email to the party to whom it is being given at its postal address or email address, and marked for the attention of the person, specified in Clause 38.2 (or such other address, or person as that party may from time to time specify by notice given in accordance with this Clause 38).
38.2    The notice details of the parties for the purposes of Clause 38.1 are:
(a)    in the case of the Vendor:
Postal Address:    14 Took's Court, London, EC4A 1LB, United Kingdom
Email Address:        [***]
Attention:        Patrick Banks, Chief Executive Officer
(b)    in the case of the Purchaser:
Postal Address:    Fifth Floor
    One New Change
    London
United Kingdom EC4M 9AF
With a copy to:
Aaron Pettit
26 Technology Drive
Irvine
California 92618
United States of America

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
Email Address:    Raymond Cohen ([***]) cc. Aaron Pettit ([***])
Attention:    Raymond Cohen, Chief Executive Officer
With a copy to: Aaron Pettit, General Counsel
(c)    in the case of the Guarantor:
Postal Address:        26 Technology Drive
Irvine
California 92618
United States of America
Email Address:    Raymond Cohen ([***]) cc. Aaron Pettit ([***])
Attention:    Raymond Cohen, Chief Executive Officer
With a copy to: Aaron Pettit, General Counsel
38.3    A party may at any time give notice to the other party of a change to its notice details specified in Clause 38.2 but no such change shall take effect until the fifth day after the date on which the notice is received by the other party or such later date as may be specified in the notice.
38.4    A notice under this Agreement shall take effect from the time received and, in the absence of evidence of earlier receipt, shall be deemed to have been received:
(a)    if delivered by hand or courier, at the time of delivery;
(b)    if sent by prepaid first class post, on the second day after posting or, if posted to or from a place outside the United Kingdom, the seventh day after posting; and
(c)    if sent by email, at the time of sending,
provided always that a notice received or deemed to have been received outside business hours shall be deemed not to have been received until the start of the next period of business hours (and, for this purpose, business hours means 9.00 a.m. to 6.00 p.m. local time in the place of receipt on a day which is not a Saturday, Sunday or public holiday in that place).
38.5    In proving delivery of a notice, it shall be necessary only to show that:
(a)    if delivered by hand or courier, the notice was delivered to the correct address;
(b)    if sent by post, the notice was contained in an envelope which was properly addressed and posted in accordance with Clause 38.1; or

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
(c)    if sent by email, the notice was sent to the correct address and the email was recorded in the IT system of the sender and the sender did not, within 24 hours of sending the email, receive an error message indicating failure to receive or send.
39.    PAYMENTS
39.1    Save as expressly provided to the contrary in this Agreement (and unless otherwise agreed in writing by the parties) and subject to Clause 39.1(c):
(a)    any payment to be made pursuant to this Agreement by the Purchaser to the Vendor shall be made to the following bank account of the Vendor (or such other bank account(s) as the Vendor may give not less than three Business Days' notice in writing to the Purchaser from time to time):
Correspondent Bank        JP Morgan Chase Bank
                New York, USA
                ABA 002

SWIFT address            [***]
Fed wire            [***]

For Credit to
Account name            Investec Bank (Channel Islands) Limited
                St Peter Port
                Guernsey

    Account number        [***]
Chips UID            [***]
SWIFT address            [***]

Beneficiary
Account Name            Contura Holdings Limited
Account Number        [***]
IBAN                [***]
(b)    any payment to be made pursuant to this Agreement by the Vendor to the Purchaser shall be made to the Purchaser's Bank Account; and
(c)    payment under Clauses 39.1(a) and/or 39.1(b) shall be in immediately available funds by electronic transfer on the due date for payment. Receipt of the amount due shall be an effective discharge of the relevant payment obligation.
39.2    Payment of the Escrow Amount shall be made by electronic transfer of immediately available funds into the Escrow Account.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
39.3    Payment of the US Sale Consideration to the Company shall be made by electronic transfer of immediately available funds into the following bank account of the Company:
Beneficiary
Bank            Clydesdale Bank
Account Name        Contura Limited
Account Number    [***]
BIC            [***]
IBAN            [***]

39.4    If any sum due for payment under this Agreement is not paid on the due date, the party in default shall pay interest thereon at the Default Rate for the period from (and including) the due date for payment to (but excluding) the date of actual payment (such interest to compound annually).
40.    COUNTERPARTS
This Agreement may be executed in any number of counterparts and by the parties on separate counterparts but shall not be effective until each party has executed at least one counterpart. Each counterpart shall constitute an original of this Agreement but all the counterparts together shall constitute one and the same instrument.
41.    LANGUAGE
This Agreement was drawn up and negotiated in English and, to be valid, any notice or other communication given or made under or in connection with this Agreement must also be in English. If, for any reason, this Agreement or any such notice or other communication (or any part thereof) is translated into any language other than English, the English text shall prevail.
42.    CURRENCY
42.1    Subject to Clause 42.2, where any payment under this Agreement is specified to be made in US$ Dollars but payment is made in another currency (whether as a result of any judgement or order or otherwise), the payment made will be converted into US$ Dollars at the Exchange Rate on the Business Day prior to the date of payment.
42.2    Notwithstanding Clause 42.1, the Purchase Price (other than that part of it to be satisfied by the issue of the Consideration Shares) shall be paid in US$ Dollars.
43.    GOVERNING LAW, JURISDICTION AND AGENT FOR SERVICE
43.1    This Agreement and any non-contractual obligations arising out of or in connection with this Agreement shall be governed by and construed in accordance with English law.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
43.2    Each party agrees that the courts of England are to have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Agreement (including any dispute relating to any non-contractual obligations arising out of or in connection with this Agreement) and that accordingly any proceedings arising out of or in connection with this Agreement shall be brought in the courts of England. Each party irrevocably submits to the jurisdiction of the courts of England and waives any objection to proceedings in any such court on the ground of venue or on the ground that proceedings have been brought in an inconvenient forum.
43.3    The Guarantor irrevocably appoints the Purchaser as its agent to receive on its behalf in England or Wales service of any proceedings arising out of or in connection with this Agreement. Such service shall be deemed completed on delivery to the Purchaser (whether or not it is forwarded to and received by the Guarantor). If for any reason the Purchaser ceases to be able to act as agent or no longer has an address in England or Wales, the Guarantor shall promptly appoint another person as a replacement agent and shall give notice to the other parties of the new agent's name and address within England and Wales.
THIS AGREEMENT is EXECUTED as a DEED and is delivered on the date first above written.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
SCHEDULE 1

Particulars of the Acquired Group Companies
Part 1
The Company

Company name:	Contura Limited
Registered number:	03145216
Date and place of incorporation:	11 January 1996, England
Registered office:	14 Took's Court, London, EC4A 1LB
Issued share capital	2,800,000 Ordinary Shares 14,206,178 A Preferred Shares 4,672,896 B Preferred Shares
Registered shareholders and shares held:	2,800,000 Ordinary Shares – Contura Holdings Limited 14,206,178 A Preferred Shares – Contura Holdings Limited 4,672,896 B Preferred Shares – Contura Holdings Limited
Beneficial owners and shares beneficially owned:	n/a
Directors:	Patrick Banks Graham Fraser-Pye Ian Jacobson Craig Podolsky Rakesh Tailor
Secretary:	Patrick Banks
Auditors:	MHA MacIntyre Hudson
Accounting reference date:	31 December
Registered charges:	Debenture and guarantee dated 20 May 2016 in favour of Juno Pharmaceutical Luxembourg S.a. r.l.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

and registered at Companies House with Charge code 0314 5216 0009 (partially satisfied)
Debenture and guarantee dated 20 May 2016 in favour of Juno Pharmaceutical Luxembourg S.a. r.l. and registered at Companies House with Charge code 0314 5216 0008 (outstanding)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
Part 2
The Subsidiaries
Contura Inc.

Company name:	Contura Inc.
Registered number:	33-1168942
Date and place of incorporation:	13 September 2006, Delaware
Registered office:	18001 Cowan, Suite L, Irvine, California 92614
Issued share capital:	113,638 shares of common stock, par value $0.01, comprised of 111,112 A shares and 2,526 B shares
Registered shareholders and shares held (following completion of the sale of shares by the US Sellers under the US Sale Agreement):	Contura Limited – 111,112 A shares and 2,526 B shares
Beneficial owners and shares beneficially owned:	n/a
Directors:	Patrick John Banks Rakesh Chhaganlal Tailor Casey Kanel Angelo Mastrio II
Secretary:	Angelo Mastrio II
Auditors:	n/a
Accounting reference date:	31 December
Registered charges:	None

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
Contura Deutschland GmbH

Company name:	Contura Deutschland GmbH (former Speciality European Pharma GmbH)
Registered number:	Commercial register of the local court of Düsseldorf HRB 56272
Date and place of incorporation:	30 April 2007 in Ratingen, Germany
Registered office:	Bahnstraße 29-31, 40878 Ratingen, Germany
Issued share capital:	EUR 25,000.00
Registered shareholders and shares held:	Contura Limited holds the sole share with serial no. 1 and a nominal value of EUR 25.000,00.
Beneficial owners and shares beneficially owned:	n/a
Directors:	Teunis Pieter Alblas Patrick John Banks
Secretary:	n/a
Auditors:	n/a
Accounting reference date:	31 December
Registered charges:	None

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Contura France SARL
Company name: Registered number:	Contura France SARL 495 274 144 R.C.S Paris
Date and place of incorporation:	5 April 2007, France
Registered office:	81 rue Réaumur, 75002 Paris
Issued share capital:	100 shares of €75 each (parts sociales)
Registered shareholders and shares held:	100 shares – Contura Limited
Directors:	Patrick John Banks Teunis Pieter Alblas
Secretary:	n/a
Auditors:	n/a
Accounting reference date:	31 December
Registered charges:	None

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
SCHEDULE 2
Particulars of the Properties and the Leases
Part 1
The German Lease

Address or description of property:	Bahnstraße 29-31 in 40878 Ratingen, Germany
Description of part of property affected:	Leased area: unit 14 (comprises approx. 191 sqm office space and ancillary facilities located on the 4th floor of the main building) as well as 5 car parking spaces (2 outdoors, 3 underground car park)
Description of occupational lease:	Commercial lease agreement for office space
Current tenant:	Contura Deutschland GmbH (formerly Speciality European Pharma GmbH)
Term (including options to break and renew):	Current term until 31 August 2021; automatic extension by one year each; can be terminated by both parties with 6 months notice to the end of each term (31 August)
Current rent and rent review dates:	Current rent: [***]
Current use:	Sales office for pharmaceutical products

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Part 2
The US Lease

Address or description of property:	18001 Cowan, Suite L, Irvine, CA 92614
Description of part of property affected:	1,939 square feet located on the second floor of 18001 Cowan, Suite L, Irvine, CA 92614 (known as ʺCowan Corporate Centerʺ)
Description of occupational lease:	Commercial lease agreement for office space
Current tenant:	Contura Inc.
Term (including options to break and renew):	1 March 2020 until 31 March 2023
Current base rent and rent review dates:	$[***] per year, adjusted annually on 1st March
Current use:	Sales office for pharmaceutical products

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
SCHEDULE 3
Power of Attorney Pending Registration
1.    POWER OF ATTORNEY
1.1    The Vendor appoints the Purchaser as its attorney and in the Vendor's name or otherwise and on its behalf to exercise all rights, powers and privileges attaching to the Shares or which are otherwise capable of being exercised by the Vendor as registered holder of the Shares and for such purpose to do all such acts and things and to complete, execute and deliver all such documents deeds or instruments as the Purchaser shall in its absolute discretion see fit or consider necessary or desirable including without limitation all or any of the following (in each case, in such manner and on such terms as the Purchaser shall, in its absolute discretion think fit):
(a)    to receive and accept service of, or waive, notice of any general meeting of the Company or any meeting of the holders of any class of shares of the Company (any such meeting for the purposes of this paragraph 1.1(a) being referred to as a "meeting of the Company"), to consent to the holding of any meeting of the Company on short notice and to requisition or join the requisitioning of any meeting of the Company;
(b)    to attend speak and vote (whether on a show of hands or on a poll) at any meeting of the Company and to demand or to join in demanding a poll at any meeting of the Company;
(c)    to appoint any person (including the Purchaser) as the Vendor's proxy to exercise all or any of the Vendor's rights to attend and to speak and vote at any meeting of the Company;
(d)    to receive and accept any written resolution proposed (whether by the directors or members of the Company) to be passed in accordance with Chapter 2 of Part 13 of the CA 2006 and to sign or otherwise signify agreement to any such resolution;
(e)    to deal with and give directions as to moneys, securities, benefits, documents, notices or other communications (in whatever form) arising by right of the Shares or received in connection with the Shares from the Company or any other person; and
(f)    to execute and to complete and deliver (as applicable) all such transfers, instructions, documents, deeds and/or instruments in the Vendor's name insofar as may be done in the Vendor's capacity as registered holder of the Shares.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
1.2    The Vendor undertakes to the Purchaser that it will:
(a)    not exercise any rights attaching to the Shares or which are otherwise capable of being exercised by the registered holder of any of the Shares without the prior written consent of the Purchaser;
(b)    promptly account to the Purchaser for all dividends and other distributions received by it in respect of the Shares following the date of this Agreement;
(c)    promptly forward to the Purchaser any notice, letter or other document, information or communication (including any document or information or communication in electronic form) relating to any of the Shares received by it following the date of this Agreement or, if otherwise requested by the Purchaser, act promptly in accordance with the Purchaser's instructions in relation to any rights exercisable or anything received by the Vendor in the Vendor's capacity as registered holder of the Shares; and
(d)    ratify and confirm whatever the Purchaser shall in good faith do or cause to be done (or purport or cause to be done) in the exercise of any of the powers conferred on the Purchaser and granted pursuant to this Schedule 3.
1.3    The Purchaser may delegate all of the powers conferred on the Purchaser pursuant to this Schedule 3 to an officer or officers appointed for that purpose by resolution of the directors or other governing body of the Purchaser.
1.4    The Purchaser may appoint one or more persons to act as a substitute attorney for the Purchaser and to exercise one or more of the powers conferred on the Purchaser pursuant to this Schedule 3 (other than the power to appoint a substitute attorney) and may revoke such appointment at any time.
1.5    The power of attorney granted pursuant to this Schedule 3 shall be irrevocable save with the consent of the Purchaser and is given by way of security to secure the proprietary interest of the Purchaser as the purchaser of the Shares, but shall expire on the earlier of:
(a)    the date on which the Purchaser (or its nominee) is entered into the Company's register of members as holder of the Shares; and
(b)    the date falling 90 days after the Completion Date.
1.6    The Vendor declares that a person who deals with the Purchaser in good faith may accept a written statement signed by the Purchaser to the effect that the power of attorney granted pursuant to this Schedule 3 has not been revoked as conclusive evidence of that fact.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
1.7    The Vendor declares that a person who deals with the Purchaser in good faith may accept a written statement by the Vendor to the effect that the power of attorney granted pursuant to this Schedule 3 has not been revoked as conclusive evidence of that fact.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
SCHEDULE 4
Part 1: Vendor's Completion Obligations
1.    DELIVERY OF DOCUMENTS
At Completion, the Vendor shall deliver, or cause to be delivered, to the Purchaser the following:
Share transfers
(a)    transfer of the Shares duly executed by the registered holder in favour of the Purchaser (or its nominee);
(b)    the share certificate(s) for the Shares in the name of the registered holder (or, in the case of any share certificate found to be missing, an indemnity in the Agreed Form);
Related transaction documents
(c)    the Disclosure Letter duly executed by the Vendor;
(d)    the Data Room on a USB;
(e)    the Escrow Agreement duly executed by the Vendor and Contura International;
(f)    the Escrow Fee Letter duly executed by the Vendor and Contura International;
(g)    the Cross-Licence Agreement duly executed by Contura A/S and the Company;
(h)    the Know-how Licence Agreement duly executed by Contura A/S, Contura International A/S and the Company;
(i)    the Exclusive Manufacturing and Supply Agreement duly executed by Contura International A/S and the Company;
(j)    the Transitional Services Agreement duly executed by Contura International;
(k)    evidence that the Company has, on or before the date of this Agreement, taken out the Tail Policy;
(l)    the Milestone Incentive Letters duly executed by the parties thereto;
(m)    a deed of restrictive covenant in the Agreed Form to be entered into between Patrick Banks and the Purchaser, duly executed by Patrick Banks;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
(n)     a deed of restrictive covenant in the Agreed Form to be entered into between Rakesh Tailor and the Purchaser, duly executed by Rakesh Tailor;
Pre-Completion Reorganisation Documents
(o)    the Asset Transfer Agreement duly executed by the parties thereto;
(p)    a notice of assignment of the distribution and supply agreement entered into on 21 December 2018 (and as amended on 11 November 2019) between Contura International A/S and Swixx Biopharma SA (formerly Amicus SA) in accordance with said agreement, duly executed by Contura International A/S;
(q)    the Intellectual Property Assignment Agreement duly executed by Contura A/S, Contura International A/S and the Company;
(r)    a deed of termination of the licence agreement dated 20 December 2007 between Contura A/S and Contura International A/S, in the Agreed Form, duly executed by the parties thereto;
(s)    a deed of termination of the licence agreement dated 30 December 2014 between Antematter IP Limited and Contura International A/S, in the Agreed Form, duly executed by the parties thereto;
(t)    details of any renewal applications to be made, official fees to be paid or any steps relating to the administration of the Owned Business IP that are to be paid, made or taken within 90 days of Completion;
(u)    a copy of the agreement for the sale and purchase of the entire issued share capital of Contura A/S dated 4 February 2021 between (1) the Company as seller, (2) Contura International as buyer, and (3) the Vendor;
(v)    a copy of the notarised deed of transfer of quotas relating to the transfer of the entire issued share capital of Speciality European Pharma (Italy) Srl from the Company to Contura Orthopaedics Limited, duly executed by the parties thereto;
(w)    letters, in the Agreed Form, to be sent by the Company to each Transferred-out Employee explaining that their employment has been transferred to Contura International pursuant to the Transfer Regulations, duly executed by the Company;
(x)    deeds of novation, in the Agreed Form, to be entered into by each Transferred-out Employee with Contura International and the Company;
(y)    a licence to assign relating to the lease of 14 Took's Court, Holborn, London EC4A 1LB, in the Agreed Form, to be entered into by Arubu Properties Limited, the Company and Contura International, duly executed by the parties thereto;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
(z)    a deed of assignment relating to the lease of 14 Took's Court, Holborn, London EC4A 1LB, in the Agreed Form, to be entered into by the Company (as assignor) and Contura International (as assignee) duly executed by the parties thereto;
(aa)    assignment agreements in respect of the assignment of each of the distribution agreements listed at paragraph 1 of Part 1 of Schedule 11 from Contura International A/S to the Company, in the Agreed Form, duly executed by the parties thereto;
(bb)    notices of assignment in respect of the assignment of each of the distribution agreements listed at paragraph 1 of Part 1 of Schedule 11 from Contura International A/S to the relevant distributor, in the Agreed Form, duly executed by Contura International A/S;
(cc)    a letter from Contura International A/S to the FDA, in the Agreed Form, notifying the FDA of the transfer of ownership of PMA P170023 from Contura International A/S to the Company, duly executed by Contura International A/S;
(dd)    a letter from the Company to the FDA, in the Agreed Form, notifying the FDA of the transfer of ownership of PMA P170023 from Contura International A/S to the Company, duly executed by the Company;
(ee)    a copy of the assignment agreement dated 15 February 2021 made between the Company and Contura International, under which the rights of the Company under the IT support agreement dated 12 February 2021 between AJ Active Solutions Limited and the Company are assigned to Contura International, duly executed by the parties thereto;
(ff)    a copy of the notice of assignment of the IT support agreement referred to at paragraph 1(ff) dated 15 February 2021 and duly executed by the parties thereto
(gg)    a notice of termination of the licence, distribution and supply agreement dated 7 May 2009 entered into between (1) Madaus GmbH and (2) the Company, as amended, relating to Regurin XL and Regurin BD, duly executed by the Company;
Resignations and appointments
(hh)    the written resignation, in the Agreed Form and executed as a deed, of each director of each Acquired Group Company from his office as a director with effect from Completion;
(ii)    in respect of the resignations of the managing directors of Contura Deutschland GmbH, the confirmation of receipt of the resignation letters duly executed by the Company as sole shareholder of Contura Deutschland GmbH;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
(jj)    the written resignation, in the Agreed Form and executed as a deed, of the secretary of each Acquired Group Company from his office as secretary with effect from Completion;
Company documentation and statutory books
(kk)    the certificate of incorporation, any certificates of incorporation on change of name and the common seal (if any) of each Acquired Group Company;
(ll)    the statutory books and minute books or, if applicable all the corporate documentation including all the shareholder's resolutions, and the books of account, Tax records and other financial records of each Acquired Group Company (in each case duly written up-to-date as at immediately prior to Completion), and the Purchaser directs that delivery is satisfied by the retention of all such information by Contura International to enable it to provide related services to the Acquired Group under the Transitional Services Agreement;
(mm)    the Companies House online filing code for the Company together with a written confirmation as to whether or not the Company is registered for the Companies House PROOF scheme;
(nn)    a letter, in the Agreed Form, from the Vendor confirming that it has ceased to be a registrable person (within the meaning of section 790C of the CA 2006) in relation to the Company;
Property matters
(oo)    the US Lease;
(pp)    the German Lease;
Financial matters
(qq)    all cheque books of each Acquired Group Company and all other online banking devices, cards and/or code generators relating to each Acquired Group Company's bank account;
(rr)    a copy of the bank mandate of each Acquired Group Company and a bank statement showing the credit or debit balance on each bank account of each Acquired Group Company at the close of business on the last Business Day preceding Completion, details of each Acquired Group Company's cash book balances at Completion and a statement reconciling each Acquired Group Company's cash book balances at Completion with the bank statements referred to above;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
(ss)    evidence of the termination of all credit cards held or used by Transferred-out Employees in connection with the business;
(tt)    evidence satisfactory to the Purchaser of the repayment of all amounts owed to any Acquired Group Company by the Vendor or any Associate of any Vendor (whether due for payment or not);
(uu)    a deed of release in the Agreed Form in respect of the charges created by the Company in favour of Juno Pharma Finance S.à r.l. and set out in Part 1 of Schedule 1, duly executed by the parties thereto;
(vv)    a letter from Danske Bank A/S in the Agreed Form under which it agrees to release specified security granted by Contura A/S and Contura International A/S;
Authorisations and resolutions
(ww)    where any document delivered to the Purchaser under this Schedule has been executed by a company, a copy of:
(i)    the resolution of the board of directors of the relevant company (or committee of the board) which authorised the execution of that document; and
(ii)    in the case of a resolution of a committee, the resolution of the board of directors of each relevant company constituting that committee.
(xx)    signed minutes, in the Agreed Form, of the meeting of the directors of each Acquired Group Company or shareholder of each Acquired Group Company (as the case may be) required to be held under paragraph 2;
Miscellaneous
(yy)    an acknowledgement and waiver from the Vendor, in the Agreed Form and executed as a deed, confirming that neither the Vendor nor any Associate of the Vendor has any claim against any Acquired Group Company and waiving any such claim as may exist.
2.    BOARD RESOLUTIONS OF EACH ACQUIRED GROUP COMPANY
At Completion, the Vendor shall procure that a meeting of the board of directors of each Acquired Group Company is duly convened and held and that resolutions are duly passed at that meeting:
(a)    in respect of the Company only, approving the registration of the transfer of the Shares referred to in paragraph (a) (subject only to the transfers being duly

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
stamped) and authorising the issue and delivery to the Purchaser (or its nominee) of a new share certificate in respect of the Shares;
(b)    accepting the resignations of the directors and the secretary of the relevant Acquired Group Company referred to in paragraphs 1(ii) and 1(kk) with effect from the end of the meeting;
(c)    appointing such persons as the Purchaser may nominate as directors of each Acquired Group Company (but, in each case, not exceeding any maximum number of directors specified in the articles of association of each particular Acquired Group Company) with effect from the end of the meeting;
(d)    in respect of the Company only, changing the address of the registered office to such address as the Purchaser may nominate; and
(e)    revoking all existing instructions and authorities to bankers in respect of the operation of each Acquired Group Company's bank accounts and giving authority in favour of such persons as the Purchaser may nominate to operate the bank accounts of each Acquired Group Company.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
Part 2: Purchaser's Completion Obligations
1.    Subject to due compliance by the Vendor of its obligations under Part 1 of Schedule 4, the Purchaser shall:
(a)    pay the Completion Cash Payment to the Vendor in accordance with Clause 39.1(a);
(b)    pay the Escrow Amount into the Escrow Account in accordance with Clause 39.2;
(c)    pay the Escrow Fee to the Escrow Account Agent in accordance with the terms of the Escrow Agreement;
(d)    pay the US Sale Consideration to the Company in accordance with Clause 39.3 and shall procure that the Company shall pay such sum to the US Sellers within 5 Business Days of the Completion Date in accordance with the terms of the US Sale Agreements;
(e)    procure that the Company shall pay the Tail Policy Premium CAD to BFL CANADA Risk and Insurance Services Inc. in accordance with the terms of the invoice for the Tail Policy;
(f)    pass such directors' and shareholders' resolutions as are required under applicable law at a duly convened board meeting and a general meeting or by shareholders' written resolution of the Purchaser to authorise the execution of and the performance by the Purchaser of its obligations under this Agreement and each of the other documents to be executed by the Purchaser pursuant to this Agreement;
(g)    deliver to the Escrow Account Agent and to the Vendor's Solicitors:
(i)    a counterpart of the Escrow Agreement duly executed by the Purchaser; and
(ii)    a counterpart of the Escrow Fee Letter duly executed by the Purchaser;
(h)    deliver to the Vendor's Solicitors:
(i)    an acknowledgment of the Disclosure Letter duly executed by the Purchaser;
(ii)    the Transitional Services Agreement, duly executed by the Purchaser;
(iii)    the deed of restrictive covenant in the Agreed Form to be entered into between Patrick Banks and the Purchaser, duly executed by the Purchaser;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
(iv)    the deed of restrictive covenant in the Agreed Form to be entered into between Rakesh Tailor and the Purchaser, duly executed by the Purchaser; and
(i)    the Consideration Shares;
(i)    evidence that the Purchaser has, on or before the date of this Agreement, taken out the W&I Policy; and
(j)    procure that a meeting of the board of directors of the Guarantor is duly convened and held and that resolutions are duly passed at that meeting to issue the Consideration Shares to the Vendor and approve its entry into this Agreement as guarantor.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
SCHEDULE 5
Warranties
1.    CAPACITY AND AUTHORITY
1.1    The Vendor is a company duly incorporated and validly existing under the laws of England and Wales.
1.2    The Vendor has the legal right and full power and authority, and has taken all action and obtained all consents necessary to enable it, to enter into and perform this Agreement and each other document to be executed by it pursuant to or in connection with this Agreement.
1.3    The obligations of the Vendor under this Agreement and each other document to be executed by the Vendor pursuant to or in connection with this Agreement constitute or will when executed constitute its legal, valid, and binding obligations enforceable against it in accordance with their respective terms.
1.4    The entry into and performance by the Vendor of this Agreement and each other document to be executed by it pursuant to or in connection with this Agreement does not require the consent of its shareholders or of any other person and will not conflict with or result in a breach of or constitute a default under:
(a)    any provision of its constitutional documents or any agreement or instrument to which the Vendor is a party or by which it is bound; or
(b)    any applicable law or regulation or any order, judgment, decree or decision of any court, tribunal, governmental agency, administrative or regulatory body or other person to which the Vendor is subject or by which it is bound.
2.    SHARES IN THE COMPANY AND THE SUBSIDIARIES
2.1    The Shares are registered as set out in Part 1 of Schedule 1 and comprise the whole of the allotted and issued share capital of the Company. The Vendor is the sole legal and beneficial owner of the Shares and has the right to exercise all voting and other rights over the Shares.
2.2    All of the Shares have been properly and validly allotted and issued and are fully paid or credited as fully paid. The Company has not allotted or issued any share capital other than the shares shown in Part 1 of Schedule 1 as being issued.
2.3    The shares in the Subsidiaries specified in Part 2 of Schedule 1 comprise the whole of their respective allotted and issued share capitals. All of such shares have been properly and validly allotted and issued and are fully paid or credited as fully paid.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
2.4    An Acquired Group Company is the sole legal and beneficial owner of all of the allotted and issued shares in each of the Subsidiaries and has the right to exercise all voting and other rights over such shares.
2.5    There is no agreement or commitment which provides for, or grants to any person the right (whether exercisable now or in the future and whether contingent or not) to call for, the allotment, issue, conversion, sale, transfer, repayment or redemption of any share or loan capital (or any security giving rise to a right over or an interest in any share or loan capital) of any Acquired Group Company and no claim has been made by any person to be entitled to any such right.
2.6    There is no Encumbrance on, over or affecting the Shares or any unissued shares or other securities in any Acquired Group Company, there is no agreement or commitment to give or create any such Encumbrance and no claim has been made by any person to be entitled to any such Encumbrance.
2.7    None of the shares in any Acquired Group Company was, or represents assets which were, the subject of a transaction at an undervalue (within the meaning of section 238 or 339 of the Insolvency Act 1986) or any other transaction capable of being set aside or varied under any insolvency laws within the past five years.
2.8    No Acquired Group Company has at any time reduced its share capital, redeemed or repaid any of its share capital or purchased any of its own shares or entered into any agreement or commitment to do any of the foregoing.
2.9    Save as set out in Part 2 of Schedule 1 no Acquired Group Company has or has ever had;
(a)    any subsidiaries or subsidiary undertakings; or
(b)    any interest in any share or loan capital or any security giving rise to a right over or an interest in any share or loan capital of any company nor has agreed to acquire any such interest.
3.    CORPORATE INFORMATION
3.1    Each Acquired Group Company is a private limited company duly incorporated and validly existing under the laws of the jurisdiction in which it is incorporated.
3.2    The particulars relating to each Acquired Group Company set out in Schedule 1 are true and accurate.
3.3    The copy of the articles of association (or equivalent constitutional document) of each Acquired Group Company (and if applicable, memorandum) contained at sections 09/01/01/01/05, 09/01/10/01/15, 09/01/15/01/05 and 09/01/25/05 of the Data Room:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
(a)    is complete and accurate in all respects;
(b)    has attached to or incorporated in it complete and accurate copies of all resolutions and other documents required by law to be so attached or incorporated; and
(c)    fully sets out the rights and restrictions attaching to each class of share capital of the relevant Acquired Group Company.
3.4    Each Acquired Group Company has at all times carried on its business and conducted its affairs in all respects in accordance with its memorandum (if applicable) and articles of association (or equivalent constitutional document) and no Acquired Group Company has entered into any transaction ultra vires that Acquired Group Company or outside the authority or powers of the directors of that Acquired Group Company.
3.5    Due compliance has been made with all legal requirements (including the CA 2006) in connection with:
(a)    the formation of each Acquired Group Company;
(b)    any allotment, issue, purchase or redemption of shares, debentures or other securities in each Acquired Group Company;
(c)    any reduction of the share capital of each Acquired Group Company;
(d)    any amendment to the memorandum (if applicable) or articles of association (or equivalent constitutional document) of each Acquired Group Company; and
(e)    the passing of any resolutions by each Acquired Group Company.
3.6    The statutory books (including the register of members) and minute books (or equivalent records) of each Acquired Group Company:
(a)    have been maintained in accordance with applicable law on a proper and consistent basis;
(b)    contain complete and accurate records of all matters which should be dealt with in accordance with applicable law and are up to date; and
(c)    are in the possession or under the direct and exclusive control of the Acquired Group Company to which they relate.
3.7    The PSC Register of the Company has been properly kept and contains true and complete records of all registrable people with significant control over the Company (including, for the avoidance of doubt, all registrable relevant legal entities of the Company), or, to the extent that the Company's PSC Register is incomplete, such PSC Register contains true

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
and complete statement(s) to that effect in accordance with the Register of People with Significant Control Regulations 2016, and the Company has not received any notice or been subject to any allegation that its PSC Register is incorrect or should be rectified.
3.8    No notice or allegation that any of the statutory books or minute books (or equivalent records) of any Acquired Group Company is incorrect or should be rectified has been received or made.
3.9    All deeds and documents (including all documents of title and copies of all agreements to which any Acquired Group Company is a party) which are the property of an Acquired Group Company or ought to be in the possession or under the control of an Acquired Group Company are in the possession or under the direct and exclusive control of the relevant Acquired Group Company and are free from any Encumbrances.
3.10    All returns, particulars, resolutions and other documents required to be delivered or made by each Acquired Group Company or any of its officers to the Registrar of Companies in England and Wales or any other governmental or regulatory body or any local authority or any other authority in any jurisdiction have been duly and punctually delivered or made and all such documents and returns were correct and complete.
3.11    All dividends or distributions declared, made or paid by any Acquired Group Company have been declared, made or paid in accordance with its memorandum and articles of association (or equivalent constitutional documents), all applicable laws and regulations and any agreements or arrangements made between the relevant Acquired Group Company and any of its shareholders or any other person regulating the declaration, making or payment of dividends or distributions.
3.12    The accounting reference date of each Acquired Group Company is, and has during the past six years been, 31 December.
Pre-Completion Reorganisation
3.13    The Pre-Completion Reorganisation Documents together with the documents referred to therein contain all of the material contractual terms and conditions relating to the Pre-Completion Reorganisation and are enforceable by each Acquired Group Company in accordance with their terms.
3.14    Each Acquired Group Company and member of the Vendor's Group has all requisite power and authority, and has taken all necessary action, to enter into the Pre-Completion Reorganisation Documents to which it is party and any other agreements or instruments to be entered into by it pursuant to or in connection with the Pre-Completion Reorganisation and to perform the obligations assumed by it in accordance with their terms without (except as expressly set out or provided for in any Pre-Completion Reorganisation Document) obtaining the consent of any person.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
3.15    There are no circumstances which entitle any Acquired Group Company or any member of the Vendor's Group to make any claim under any of the warranties or indemnities given in favour of it in the Pre-Completion Reorganisation Documents or under any of the other undertakings, covenants or indemnities to be given or made pursuant to the Pre-Completion Reorganisation Documents or would entitle any Acquired Group Company or any member of the Vendor's Group to make a claim under any of the Pre-Completion Reorganisation Documents upon them being completed.
4.    POWERS OF ATTORNEY
No Acquired Group Company has given any power of attorney or any other authority (express, implied or ostensible) which is still outstanding or effective to any person to enter into any agreement or commitment or to do anything on its behalf (other than any authority to its employees to enter into routine trading contracts in the normal course of their duties).
5.    ACCOUNTS
5.1    The Accounts have been properly prepared:
(a)    in accordance with applicable law;
(b)    under the historical cost convention;
(c)    in accordance with:
(i)    FRS 102 and in each instance in accordance UK GAAP in force at the Accounts Date; or
(ii)    where each Acquired Group Company prepares its accounts in accordance with international accounting standards, IFRS, and using appropriate accounting policies;
(d)    applying the same accounting policies, accounting methods, underlying assumptions, measurement bases and estimation techniques; and
(e)    applying the same accounting policies, accounting methods, underlying assumptions, measurement bases and estimation techniques in each case as used in the preparation of the audited accounts of the relevant Acquired Group Company for the previous three financial years.
5.2    The Accounts give a true and fair view of:
(a)    the assets, liabilities and financial position of each Acquired Group Company at the Accounts Date;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
(b)    the profits or losses of each Acquired Group Company for the financial year ended on the Accounts Date; and
(c)    the cash flows of each Acquired Group Company for the financial year ended on the Accounts Date.
5.3    The Accounts of the Company have been audited in accordance with Part 16 of the CA 2006 by an individual or firm registered to act as auditors in England and Wales and the auditor's report thereon:
(a)    is unqualified; and
(b)    does not include a reference to any matters to which the auditor wishes to draw attention by way of emphasis without qualifying the report (as contemplated by, in the case of the Company, s.495(4)(c) CA 2006).
5.4    The Accounts make:
(a)    proper provision for all actual liabilities of each Acquired Group Company outstanding at the Accounts Date;
(b)    proper disclosure of all capital and financial commitments of each Acquired Group Company outstanding as at the Accounts Date;
(c)    proper provision for (or disclosure of) all other liabilities of each Acquired Group Company outstanding at the Accounts Date (including contingent liabilities); and
(d)    proper provision for all bad and doubtful debts of each Acquired Group Company at the Accounts Date or, where IFRS applies, proper provision for all impairment losses on receivables of each Acquired Group Company as at the Accounts Date.
5.5    The Accounts correctly set forth the capital and reserves and the assets of each Acquired Group Company as at the Accounts Date.
5.6    The profits or losses of each Acquired Group Company for the three financial years ended on the Accounts Date, as shown by the Accounts for the previous two financial years have not been affected by:
(a)    any changes or inconsistencies in accounting treatment, measurement bases or estimation techniques;
(b)    any errors;
(c)    any unusual or non-recurring item(s) of income or expenditure; or

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(d)    any transaction of an abnormal or unusual nature or entered into otherwise than on normal commercial terms.
5.7    Proper provision has been made in the Accounts for all Taxation liable to be assessed on each Acquired Group Company or for which each Acquired Group Company is or may become accountable in respect of:
(a)    profits, gains or income (as computed for Taxation purposes) arising or accruing or deemed to arise or accrue on or before the Accounts Date; and
(b)    any transactions effected or deemed to be effected on or before the Accounts Date or provided for in any of the Accounts.
5.8    In the Accounts:
(a)    the stock and work-in-progress of each Acquired Group Company was valued at the lower of cost and estimated selling price less cost to complete and sell or, where IFRS applies, the lower of cost and net realisable value;
(b)    slow moving and damaged stock was written down as appropriate; and
(c)    redundant and obsolete and obsolescent stock was wholly written off.
6.    CARVE-OUT ACCOUNTS AND MANAGEMENT ACCOUNTS
6.1    The Management Accounts in respect of each Acquired Group Company have been prepared:
(a)    in accordance with the accounting policies used in preparing the Accounts for that Acquired Group Company applied on a consistent basis; and
(b)    in good faith and with due care.
6.2    The Carve-Out Accounts have been prepared in good faith and with due care.
6.3    The Management Accounts for each Acquired Group Company fairly reflect without material misstatement the assets, liabilities and state of affairs of that Acquired Group Company as at 31 December 2020 and the profits or losses of the Acquired Group for the period of 12 months ended on that date.
6.4    The Carve-Out Accounts fairly reflect without material misstatement the assets, liabilities and state of affairs of the Acquired Group as at 31 December 2020 and the profits or losses of the Acquired Group for the period of 12 months ended on that date, in each case as if the Pre-Completion Reorganisation had been completed.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
7.    ACCOUNTING RECORDS
7.1    The books of account and other financial records of each Acquired Group Company required to be kept in accordance with section 386 of the CA 2006 (or equivalent applicable law):
(a)    have been kept on a consistent basis;
(b)    are complete, accurate and up to date in all material respects;
(c)    accurately reflect the individual transactions and events of the relevant Acquired Group Company;
(d)    comply with requirements of all applicable law (including, in the case of the Company, the provision of sections 386 and 388 CA 2006); and
(e)    are in the possession or under the direct and exclusive control of the relevant Acquired Group Company.
7.2    No Acquired Group Company has received any notice nor has any allegation been made that any of its books of account or other financial records is incorrect or should be rectified.
8.    CHANGES SINCE THE ACCOUNTS DATE
8.1    Since the Accounts Date:
(a)    the business of each Acquired Group Company has been carried on as a going concern in the ordinary and usual course without any material interruption or material alteration in its nature, scope or manner;
(b)    each Acquired Group Company has traded at profit and there has been no material adverse change in the financial or trading position of any Acquired Group Company or of the Acquired Group;
(c)    no business of any Acquired Group Company has been materially and adversely affected by the loss of any important customer or source of supply;
(d)    no Acquired Group Company has acquired or agreed to acquire any asset having a value in excess of USD $25,000 or for a consideration which is higher than open market value at the time of such asset's acquisition;
(e)    no Acquired Group Company has disposed of or agreed to dispose of any asset having a value reflected in the Accounts in excess of USD $25,000 or for a consideration which is lower than open market or book value (whichever is the higher) at the time of such asset's disposal;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
(f)    there has been no unusual increase or decrease in the level of the stock or work-in-progress of any Acquired Group Company;
(g)    there have been no material increases or decreases in the levels of debtors or creditors or in the average collection or payment periods for debtors and creditors respectively as compared to the same period in the financial year ending on the Accounts Date;
(h)    each Acquired Group Company has paid its creditors in accordance with their respective credit terms;
(i)    no Acquired Group Company has assumed or incurred or agreed to assume or incur any liability (actual or contingent), obligation, commitment or expenditure (including any borrowing or indebtedness) involving an amount in excess of USD $25,000;
(j)    no Acquired Group Company has repaid, or agreed or become liable to repay, any borrowing or other indebtedness in advance of its due date; or
(k)    no Acquired Group Company has declared, made or paid any dividend or other distribution;
(l)    no Acquired Group Company has allotted or issued any share or loan capital (or any security giving rise to a right over, or an interest in, any share or loan capital) or capitalised any reserves or agreed to do any of the foregoing;
(m)    no Acquired Group Company has reduced its share capital, redeemed or repaid any of its share or loan capital or purchased any of its own shares or agreed to do any of the foregoing;
(n)    no resolution of the shareholders (or any class of shareholders) of any Acquired Group Company has been passed;
(o)    no management or similar charge has become payable or been paid by any Acquired Group Company; and
(p)    no payment has been made by any Acquired Group Company to, nor has any Acquired Group Company conferred any benefit (directly or indirectly) on, the Vendor, any past or present director of any Acquired Group Company or any person who is or was at the relevant time an Associate of the Vendor or any such director.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
9.    OWNERSHIP AND SUFFICIENCY OF ASSETS
9.1    The property, rights and assets owned by or leased or licensed to each Acquired Group Company comprise all the property, rights and assets necessary for the operation of its business as now carried on.
9.2    No Acquired Group Company depends in any material respect upon the use of assets owned by or facilities provided by the Vendor or any Associate of the Vendor.
9.3    All assets included in the Accounts or which have been acquired by an Acquired Group Company or have otherwise arisen since the Accounts Date (other than current assets disposed of or realised in the ordinary and usual course of business) and all other assets which are used by an Acquired Group Company in connection with its business are:
(a)    legally and beneficially owned by an Acquired Group Company free from any Encumbrance or any claim to or agreement to grant any Encumbrance; and
(b)    where capable of possession, in the possession or under the direct and exclusive control of an Acquired Group Company.
9.4    No Acquired Group Company has acquired or agreed to acquire any asset on terms that the property in that asset does not pass to it until full payment is made, nor is any asset subject to any lease, lease hire, hire purchase, credit sale, deferred payment or conditional sale or purchase agreement or any licence or factoring arrangement.
9.5    There is no Encumbrance outstanding over or in respect of the whole or any part of the undertaking, property or assets of any Acquired Group Company, there is no agreement or commitment to give or create any such Encumbrance and no claim has been made by any person to be entitled to any such Encumbrance.
9.6    No registrable Encumbrance in favour of any Acquired Group Company is void or voidable for want of registration.
9.7    All documents affecting any Acquired Group Company's title to any part of its undertaking, property or assets are in its possession.
10.    EQUIPMENT AND VEHICLES
10.1    The equipment and vehicles owned or used by each Acquired Group Company:
(a)    are in good repair and condition (subject to fair wear and tear) and in satisfactory working order; and
(b)    have been regularly and properly serviced and maintained in accordance with all applicable laws and safety regulations and the terms and conditions of any

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
applicable finance leases or hire purchase, rental, credit, sale or similar agreements, and none of them are dangerous or hazardous to health.
10.2    The asset register maintained by each Acquired Group Company contained at sections 09/04/05/45, 09/04/10/40, 09/04/15/40 and 09/04/25/35 of the Data Room sets out a complete and accurate record of all equipment and vehicles owned, held or used by it.
11.    STOCK
11.1    The stocks of raw materials, packaging materials and finished goods held by each Acquired Group Company are not excessive and are adequate in relation to the current trading requirements of that Acquired Group Company.
11.2    None of the stock of any Acquired Group Company is obsolete, unusable or unsaleable in the ordinary course of business in accordance with its current price list without rebate or allowance.
12.    DEBTS
12.1    None of the debts owing to an Acquired Group Company which are included in the Accounts or which have subsequently been recorded in an Acquired Group Company's accounting records:
(a)    has been outstanding for more than 60 days from its due date for payment; or
(b)    has been written off or released on terms that the debtor pays less than the full book value of his debt or has proved to be, or is regarded as, wholly or partly irrecoverable; or
(c)    is subject to any right of set off or counterclaim or any withholding or other deduction.
12.2    No Acquired Group Company has made, or agreed to make, any loan which has not been repaid in full and there is no debt owing to any Acquired Group Company other than debts which have arisen in the ordinary and usual course of business.
12.3    No Acquired Group Company is entitled to the benefit of any debt, otherwise than as the original creditor and no Acquired Group Company has factored, deferred or discounted any debt or agreed to do so.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
13.    INSURANCES
13.1    Full and accurate particulars of the insurances maintained by or on behalf of each Acquired Group Company are contained at section 09/03/01/70 of the Data Room.
13.2    In respect of all of the insurances maintained by or on behalf of each Acquired Group Company:
(a)    all premiums and any related insurance premium taxes have been duly paid to date;
(b)    no Acquired Group Company has terminated, or given notice to terminate, any policy;
(c)    so far as the Vendor is aware, no circumstances exist which are likely to give rise to any increase in premiums;
(d)    no act, omission, misrepresentation or non-disclosure by any Acquired Group Company has occurred which renders, and, so far as the Vendor is aware, no other circumstances have arisen which are likely to render, any of the policies void, voidable or unenforceable; and
(e)    there has been no breach of the terms, conditions and warranties of any of the policies that entitles or could entitle any insurer to decline to pay all or any part of any claim under, or to terminate, any of the policies.
13.3    Full and accurate particulars of all insurance claims made by each Acquired Group Company during the past three years are contained at section 09/03/70 of the Data Room and no such claim has been refused or settled materially below the amount claimed.
13.4    No insurance claim by any Acquired Group Company is outstanding and to the best of the Vendor's knowledge, information and belief, there are no circumstances which are likely to give rise to any such claim.
14.    LIABILITIES
14.1    No Acquired Group Company has any liabilities (whether actual or contingent) other than:
(a)    liabilities provided for, disclosed or noted in the Accounts; or
(b)    liabilities incurred in the ordinary and usual course of business since the Accounts Date.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
15.    BANK FACILITIES AND BORROWINGS
15.1    Accurate particulars of every financial facility (including loans, overdrafts, derivatives and hedging arrangements) which any Acquired Group Company has outstanding or which is available to any Acquired Group Company are contained at section 09/04/05/25 and 09/04/10/20 of the Data Room. Such particulars include in relation to each such facility:
(a)    the amount outstanding under the facility (if any);
(b)    any limits or restrictions to which the facility is subject; and
(c)    any security provided in connection with the facility.
15.2    As regards each facility referred to in paragraph 15.1:
(a)    the terms of the facility have been complied with in all material respects by the Acquired Group Company and, so far as the Vendor is aware, there are no facts or circumstances which are likely to result in the continuation of the facility being affected or prejudiced or in its terms being altered;
(b)    no event or circumstance has occurred or arisen or been alleged or, to the best of the Vendor's knowledge, information and belief, is likely to occur which:
(i)    constitutes an event of default under, or a breach of the terms of, the facility by an Acquired Group Company (or would do so with the giving of any notice or demand, the lapse of time or the fulfilment of any other condition); or
(ii)    gives rise to an obligation to repay, or entitles any person to demand repayment of, any amount outstanding under the facility prior to its due date (or would do so with the giving of any notice or demand, the lapse of time or the fulfilment of any other condition); or
(iii)    entitles any person to enforce any security provided in connection with the facility (or would do so with the giving of any notice or demand, the lapse of time or the fulfilment of any other condition); and no person who provides any such facility has given any indication that its terms might be altered or withdrawn.
15.3    None of the facilities referred to in paragraph 15.1 are dependent on the guarantee or indemnity of, or security provided by, any person other than an Acquired Group Company.
15.4    The amount borrowed by any Acquired Group Company from its lenders does not exceed the amount of the facility agreed with such lenders and the total amount borrowed by any Acquired Group Company, from whatever source does not exceed, and has not at any time

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
exceeded, any limitation on borrowing contained in the articles of association (or equivalent constitutional document) of such Acquired Group Company or in any agreement, deed, document or instrument to which such Acquired Group Company is a party or by which such Acquired Group Company is bound.
15.5    Except for the amounts outstanding under the facilities referred to in paragraph 15.1, no Acquired Group Company:
(a)    has outstanding, or has agreed to create or issue, any loan capital;
(b)    has incurred, or agreed to incur, any borrowing (other than trade credit incurred in the ordinary course of business) which it has not repaid;
(c)    is a party to, or has any obligation under, any loan agreement, debenture, acceptance credit facility, bond, note, bill of exchange, commercial paper, finance lease or other agreement or arrangement the purpose of which is to provide finance or credit; and
(d)    has factored, discounted or securitised any of its debts or engaged in any financing of a type which would not be required to be shown or reflected in the Accounts.
15.6    No Acquired Group Company has procured or engaged (directly or indirectly) in any borrowing or financing not required to be reflected in its statutory accounts.
16.    BANK ACCOUNTS
16.1    Accurate particulars of all bank accounts maintained by each Acquired Group Company are contained at section 09/04/40 of the Data Room. Such particulars include in the case of each such account:
(a)    the name and address of the bank with whom the account is kept and the number and the nature of the account;
(b)    all direct debit, standing order and similar authorities applicable to the account; and
(c)    a statement showing all payments and receipts on the account for the calendar years 2018, 2019, and 2020, and the credit or debit balance on the account as at the close of business on a date which is not more than two Business Days before the date of this Agreement.
16.2    As regards each bank account referred to in paragraph 16.1, no payment out of the account has been made or authorised since the date of the statement relating to it, except for routine payments in the ordinary and usual course of business.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
17.    GUARANTEES
No guarantee, indemnity, suretyship or security (whether legally binding or not) has been given or entered into:
(a)    by any Acquired Group Company in respect of any obligation or liability of any other person; or
(b)    by any other person in respect of any obligation or liability of any Acquired Group Company.
18.    GRANTS AND SUBSIDIES
No Acquired Group Company has at any time applied for or received any grant, subsidy or financial aid from any supranational, national, regional, federal, state or local authority or government agency.
19.    CAPITAL COMMITMENTS
At the Accounts Date, no Acquired Group Company had any outstanding capital commitments.
20.    CONTRACTS
20.1    All of the agreements of whatever nature to which any Acquired Group Company is a party contain enforceable obligations of the relevant Acquired Group Company and, so far as the Vendor is aware, each other party thereto and the terms of each such agreement have been complied with in all material respects by the relevant Acquired Group Company and, to the best of the Vendor's knowledge, information and belief, by each other party to it.
20.2    So far as the Vendor is aware, there exist no grounds for, or circumstances which are likely to lead to, the termination, avoidance, rescission or repudiation of any agreement to which any Acquired Group Company is a party and no notice to terminate, or notice of intention to terminate, any such agreement has been received or given.
20.3    Section 09/30 of the Data Room contains full and accurate particulars of each agreement or arrangement (other than any agreement or arrangement for the employment or engagement of any individual as a director, officer, employee or consultant by any Acquired Group Company) to which any Acquired Group Company is a party and which:
(a)    involves or is likely to involve aggregate outstanding expenditure by the relevant Acquired Group Company of more than USD $25,000;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
(b)    involves or is likely to involve the supply by the relevant Acquired Group Company of products or services which have an aggregate sales value of more than 5 per cent of its turnover for the financial year ended on the Accounts Date; or
(c)    is otherwise of material importance to the business, activities or profits of the Acquired Group as a whole, each a ʺMaterial Agreementʺ.
20.4    No Acquired Group Company is a party to, or has any liability (present or future) under, any agreement or arrangement which:
(a)    is not in the ordinary and usual course of such Acquired Group Company's business or is not wholly on arm's length terms;
(b)    other than any agreement or arrangement for the employment or engagement of any individual as a director, officer, employee or consultant by any Acquired Group Company, is of a long-term nature (that is, unlikely to have been fully performed, in accordance with its terms, within six months after the date on which it was entered into or undertaken);
(c)    cannot be terminated by it in accordance with its terms, without payment of compensation or special fees, on three months' notice or less;
(d)    so far as the Vendor is aware, is likely to result in a loss to it on completion of performance;
(e)    so far as the Vendor is aware, cannot readily be fulfilled or performed by it on time and without undue or unusual expenditure of money or application of effort or personnel;
(f)    involves payment by or to it by reference to fluctuations in the index of retail prices or any other index or in the rate of exchange for any currency;
(g)    other than any agreement or arrangement for the employment or engagement of any individual as a director, officer, employee or consultant by any Acquired Group Company involves, or is likely to involve, an aggregate outstanding or potential expenditure by such Acquired Group Company of more than USD $25,000;
(h)    is an agreement to which any director of any Acquired Group Company or the Vendor (or, where applicable, a director of the Vendor) is a party or in which the Vendor (or any Associate of the Vendor) is interested or from which any such person takes benefit;

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(i)    requires it to pay any commission, finders' fee, royalty, brokerage, other commission or the like;
(j)    is a currency and/or interest rate swap agreement, hedging or derivative transaction, an asset swap, future rate or forward agreement, interest cap, collar and/or floor agreement, or other exchange and/or rate protection transaction, or any option with respect to any such transaction or any similar transaction;
(k)    save in respect of any Material Agreement, is having, or is likely to have, a material effect on the financial or trading position or prospect of any Acquired Group Company;
(l)    directly or indirectly restricts its freedom to carry on the whole or any part of its business, or to use or exploit any of its assets, in any part of the world in such manner as it thinks fit;
(m)    can be terminated as a result of the sale of the Shares by the Vendor to the Purchaser;
(n)    involves partnership, joint venture, consortium joint development, shareholders or similar arrangements;
(o)    involves agency, distributorship, franchising, marketing rights, information sharing, manufacturing rights, consultancy, servicing, maintenance, inspection or testing;
(p)    involves any Governmental Entity's material rights or that requires consent, approval or waiver of, or notice to, a Governmental Entity, including any contracts with any agents, representatives, consultants or third-party vendor or intermediaries of any kind that provide any services on behalf of the Company that relate to or involve contact, directly or indirectly, with any Governmental Entity;
(q)    involves hire purchase, conditional rate, credit sale, leasing, hire or similar arrangements, save where such arrangements are not material to the business of the Acquired Group as a whole; or
(r)    involves or, so far as the Vendor is aware, is likely to involve obligations or liabilities which are of an unusual or exceptional nature or magnitude.
20.5    No bid proposal, offer, tender or the like is outstanding which is capable of being converted into an obligation of any Acquired Group Company by an acceptance or other act of some other person.
20.6    Full and accurate particulars of each trade association of which any Acquired Group Company is a member are set out in the Disclosure Letter. Each Acquired Group Company has fully complied in all material respects with the rules and regulations of each trade

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association of which it is a member and has no obligation or liability in relation to any such trade association except for the payment of annual subscription or membership fees.
20.7    The Acquired Group has complied with, and continues to comply with, the exclusivity obligations and the minimum purchase requirements under the supply and distribution agreement dated 4 August 2013 between Contura Deutschland GmbH and Contura International A/S (as amended).
20.8    The distribution agreement dated 1 July 2015 entered into between Mylan Teoranta Ltd and Contura Deutschland GmbH has expired and there are no liabilities subsisting thereunder.
21.    TRADING
21.1    No Acquired Group Company uses any business or trading name other than its corporate name.
21.2    There is no single customer or supplier:
(a)    on whom any Acquired Group Company is substantially dependent; or
(b)    the cessation of trading with whom would have a material and adverse effect on the business of any Acquired Group Company; or
(c)    who accounted for more than 5 per cent of the aggregate amount of the sales or (as the case may be) the purchases made by the Acquired Group as a whole during the financial year ended on the Accounts Date or during the period since the Accounts Date,
(a ʺMaterial Customer or Supplierʺ) and, for this purpose, customers who are connected with each other shall be treated as a single customer and suppliers who are connected with each other shall be treated as a single supplier.
21.3    During the past two years, no Material Customer or Supplier has:
(a)    ceased, or threatened or indicated an intention to cease, trading with any Acquired Group Company;
(b)    reduced significantly, or threatened or indicated an intention to reduce significantly, its trading with any Acquired Group Company; or
(c)    made any material change (apart from normal price changes) to the basis or terms on which it is prepared to trade with any Acquired Group Company.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
21.4    To the best of the Vendor's knowledge, information and belief, no Material Customer or Supplier is likely, as a result of the entry into or completion of this Agreement:
(a)    to cease trading, or to reduce significantly its trading, with any Acquired Group Company; or
(b)    to make, or to seek to impose or negotiate, any material change (apart from normal price changes) to the basis or terms on which it is prepared to trade with any Acquired Group Company.
21.5    Except for a condition or warranty implied by law, no Acquired Group Company has:
(a)    given any guarantee, indemnity or warranty, or made any representation, in respect of any product or service sold or supplied or contracted to be sold or supplied by it; or
(b)    accepted any liability or obligation to service, repair, maintain, take back or otherwise do or not do anything in respect of any such product or service that would apply after the product or service has been delivered or supplied.
21.6    No claim or complaint that any product or service sold or supplied by any Acquired Group Company was faulty or defective or not fit for its intended use or has caused personal injury or damage to property has been made or threatened by any customer of any Acquired Group Company during the past 12 months and, to the best of the Vendor's knowledge, information and belief, there are no circumstances which are likely to give rise to any such claim or complaint.
21.7    During the past 12 months, there has been no material dispute between any Acquired Group Company and any of its customers or suppliers and no such material dispute is outstanding or expected.
22.    ARRANGEMENTS WITH CONNECTED PARTIES
22.1    No Acquired Group Company is a party to any agreement, transaction, arrangement or understanding (whether legally binding or not) in which the Vendor or any Connected Party is interested (whether directly or indirectly).
22.2    There is no indebtedness or other liability (actual or contingent) nor any indemnity, guarantee, suretyship or security arrangement outstanding between any Acquired Group Company and the Vendor or any Connected Party (other than, in the case of any current director, officer, employee or consultant of any Acquired Group Company, remuneration accrued (but not yet due for payment) in respect of the month in which the Completion Date falls or for reimbursement of business expenses incurred during such month).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
22.3    Neither the Vendor nor, so far as the Vendor is aware, any Connected Party is entitled to any claim of any nature against any Acquired Group Company or has assigned to any person the benefit of any claim against any Acquired Group Company to which it would otherwise be entitled.
22.4    For the purposes of this paragraph 22, a "Connected Party" means:
(a)    any person who is beneficially interested in any part of the share capital of any Acquired Group Company;
(b)    any current director, officer, employee or consultant of any Acquired Group Company; and
(c)    any Associate of the Vendor or any person referred to in any of sub paragraphs 22.4(a) and (b).
23.    EFFECT OF SALE
23.1    The sale of the Shares by the Vendor to the Purchaser in accordance with this Agreement will not:
(a)    cause any Acquired Group Company to lose the benefit of any right or privilege it presently enjoys or result in the imposition of any obligation on any Acquired Group Company (including any obligation to pay any sum to any person); or
(b)    relieve any person from any obligation to any Acquired Group Company (whether contractual or otherwise) or enable any person to determine any such obligation or any right or benefit enjoyed by any Acquired Group Company or to exercise any other right in respect of any Acquired Group Company or give any person a right to terminate or vary any agreement or arrangement to which any Acquired Group Company is a party; or
(c)    so far as the Vendor is aware, cause any person who has business dealings with or gives credit to any Acquired Group Company not to continue to do so on the same basis; or
(d)    result in a breach of, or conflict with, any provision of the memorandum or articles of association (or equivalent constitutional document) of any Acquired Group Company; or:
(e)    result in a breach of, or constitute a default under:
(i)    any order, judgment, decree or decision of any court, governmental agency or other body by which any Acquired Group Company is bound or to which it is subject; or

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(ii)    any agreement or arrangement to which any Acquired Group Company is a party or by which it is bound; or
(f)    so far as the Vendor is aware, result in any officer or senior employee of any Acquired Group Company leaving its employment (save in respect of (i) the Transferred-out Employees and (ii) those officers who are to resign at Completion in accordance with Part 1 of Schedule 4); or
(g)    result in any indebtedness of any Acquired Group Company becoming due and payable, or becoming capable of being declared due and payable, prior to its normal due date or in any financial facility outstanding or available to any Acquired Group Company being withdrawn or affected or its terms being altered; or
(h)    result in the creation, imposition, crystallisation or enforcement of any Encumbrance on any of the assets of any Acquired Group Company.
23.2    No person has received or is entitled to receive from any Acquired Group Company any finder's fee, success fee, brokerage or other commission in connection with the sale and purchase of the Shares pursuant to this Agreement.
24.    PERMITS
24.1    Full and accurate particulars of all Permits held by each Acquired Group Company, including any Permits obtained or to be obtained by an Acquired Group Company in the Pre-Completion Reorganisation or otherwise on or around Completion as contemplated by this Agreement, are contained at section 09/03/45/10/B, 09/03/30/05, 09/03/30/10 and 09/03/30/15 for the Bulkamid distribution agreements, 09/88/05/02/03 for the PMA and 09/10/50 for the Wholesale Distribution Authorisation of the Data Room.
24.2    Each Acquired Group Company has, and in the last three years had, all Permits (including Marketing Authorisations) which are, or were, necessary in any jurisdiction for the proper and efficient operation of its business as now carried on, or as was carried on in the last three years, and for its ownership or use of any asset owned or used by it in connection with its business as now carried on, or as was carried on in the last three years, and all such Permits are valid, subsisting, in full force and effect.
24.3    Each Acquired Group Company has fully complied in all material respects with the terms of each Permit held by it and, to the best of the Vendor's knowledge, information and belief, no circumstances currently exist that are likely to lead to any Permit held by any Acquired Group Company being suspended, cancelled, revoked, modified or not renewed on substantially the same terms (whether as a result of the entry into or completion of this Agreement or otherwise).
24.4    To the best of the Vendor's knowledge, information and belief:

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(a)    there is no audit, investigation, inquiry or proceeding outstanding which is likely to result in any Permit held by any Acquired Group Company being suspended, cancelled, revoked, modified or not renewed on substantially the same terms;
(b)    no such audit, investigation, inquiry or proceeding is pending or threatened; and
(c)    there are no circumstances which are likely to give rise to any such audit, investigation, inquiry or proceeding.
24.5    The Acquired Group Companies have not made any false statement in any applications or filings for any Permit.
25.    LEGAL COMPLIANCE
25.1    The Company and its officers, agents and employees (past and present) in the course of their respective duties, have complied in all material respects with all applicable laws, bye laws and regulations.
25.2    No Acquired Group Company has received any notice, request for information, demand or other communication (whether official or otherwise) from any court, tribunal, arbitrator, Governmental Entity or administrative or regulatory body regarding any alleged, actual or potential material violation of, or material failure to comply with, any applicable law, bye law or regulation or requiring it to take or refrain from taking any action.
25.3    To the extent that any Product has been developed, manufactured, marketed, sold or distributed by an Acquired Group Company, that Acquired Group Company did so in compliance with all Permits held by an Acquired Group Company or a member of the Vendor's Group and Owned Marketing Authorisations relating to such Products as well as all applicable regulations, laws or applicable guidelines, including, to the extent applicable, Current Good Manufacturing Practices, GMP Guidelines, good laboratory practice and/or good clinical practice regulations and guidance issued by relevant Governmental Entities. The Acquired Group Companies or the relevant members of the Vendor's Group have maintained or procured all records, studies and other documentation, and have submitted all required notices and reports to the applicable Governmental Entities in a timely manner (including adverse experience reports and annual reports), reasonably necessary to satisfy and demonstrate compliance in all material respects with the requirements of any relevant regulatory entity where required in relation to such activities of the development, manufacturing, marketing, sale or distribution of the Products as are carried on by the Acquired Group Companies and the members of the Vendor's Group.
25.4    Save as disclosed in section 09/20/01/07 of the Data Room, the Acquired Group Companies have not in the previous three years been required by any Governmental Entity to undertake, nor have the Acquired Group Companies voluntarily undertaken, any Product recall, withdrawal, correction or removal and, to the best of the Vendor's knowledge, information and belief, there are, and have been in the previous three years, no facts or

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circumstances which would require, or would have required, any such recall, withdrawal, correction or removal of any Product under applicable laws. No claims for damages based on defective Products have been asserted against any of the Acquired Group Companies which are pending, excluding, for the avoidance of doubt, claims in the course of ordinary claims handling procedure.
25.5    The Vendor has disclosed in section 09/20/01/02, 09/20/01/05, 09/20/01/07, 09/20/01/08 and 09/88/05/FDA Correspondence of the Data Room to the Purchaser all warning letters, adverse event reports, fines and current and past audits by regulatory authorities relating to any Bulkamid Product that were addressed to or directed to an Acquired Group Company or a member of the Vendor's Group and has made available to the Purchaser true, accurate and complete copies of any such documentation and related material correspondence with any regulatory entity.
25.6    No Acquired Group Company nor any officer, directors or other employees of the Acquired Group Companies has been convicted of any crime or engaged in any conduct that has resulted, or would reasonably be expected to result, in debarment or exclusion under applicable legal requirements. No claims, actions, proceedings or investigations that would reasonably be expected to result in such a debarment or exclusion are, to the best of the Vendor's knowledge, information and belief, pending or threatened, against the Acquired Group Companies or, to the best of the Vendor's knowledge, information and belief, any of their respective officers, directors or employees.
25.7    The Acquired Group Companies have in place policies, systems, controls and procedures designed to prevent it, any officer, directors or other employees from violating any anti-corruption or laws and regulations regarding the provision of undue benefits to healthcare professionals.
26.    PRODUCTS
26.1    All Acquired Group Companies hold (to the extent required for their business activities as currently carried on) for each of the Products all Permits required for the development, manufacture, marketing, sale and distribution of such Product in all countries in which such Product is currently, or has been in the past 3 years, developed, manufactured, marketed, sold or distributed by such Acquired Group Company (as applicable).
26.2    The Products (not including Regurin) comply in all respects with all applicable laws, regulations, safety requirements and technical norms, in particular regarding any regulations, laws or applicable guidelines for medicinal products and/or medical devices. The Products (not including Regurin) have been manufactured in accordance with the applicable product specifications and in compliance with applicable laws and regulations, including to the extent applicable, Current Good Manufacturing Practice in all material respects.
26.3    To the best of the Vendor’s knowledge, information and belief, the Regurin Products comply in all respects with all applicable laws, regulations, safety requirements and

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technical norms, in particular regarding any regulations, laws or applicable guidelines for medicinal products. To the best of the Vendor’s knowledge, information and belief, the Regurin Products have been manufactured in accordance with the applicable product specifications and in compliance with applicable laws and regulations, including to the extent applicable Current Good Manufacturing Practice in all material respects.
26.4    Section 9/03/50 of the Data Room lists all Granted Marketing Authorisations and shows for each Granted Marketing Authorisation in relation to the Bulkamid Product and Rectamid only (i) whether it is an Owned Marketing Authorisation or a Licensed Marketing Authorisation, (ii) the territory to which it applies, (iii) the relevant authority, (iv) the person to which such Granted Marketing Authorisation is granted and (v) if applicable, the term/expiry date of such Granted Marketing Authorisation.
26.5    The Acquired Group Companies (or members of the Vendor's Group to the extent relating to Marketing Authorisations which pursuant to the applicable law are to be held by the manufacturer, as defined in applicable laws) are the sole and exclusive registered holders of the Owned Marketing Authorisations and have not granted any right of reference or other right with respect to such Owned Marketing Authorisations to any third party.
26.6    All Licensed Marketing Authorisations are held by third parties either on behalf of an Acquired Group Company or a member of the Vendor's Group or are subject to a right to have returned such Licensed Marketing Authorisation to an Acquired Group Company or a member of the Vendor's Group pursuant to a written contractual obligation.
26.7    All Owned Marketing Authorisations are valid and have been issued pursuant to applications or filings made in accordance with all applicable laws and regulations. All applications for renewal, for subsequent admission and other filings necessary to obtain or maintain the right to market the Bulkamid Products which are the subject of an Owned Marketing Authorisation have been filed in due time. All application and renewal fees payable by the Acquired Group Companies regarding the Granted Marketing Authorisations have been paid when due. All conditions imposed by the relevant regulatory authorities in connection with the Owned Marketing Authorisations have been complied with. So far as the Vendor is aware, there is no pending action or investigation against any of the Acquired Group Companies by any Governmental Entity or by any third party to withdraw, revoke, suspend or limit the present scope of use of any Owned Marketing Authorisation nor has any Acquired Group Company received written notice explicitly threatening to commence such actions or investigations.
26.8    The Owned Marketing Authorisations in respect of the Products are (or, to the extent any Product is no longer manufactured, distributed, marketed or sold by the Acquired Group Company but was manufactured, distributed, marketed or sold in the previous five years, were at the relevant time) in full force and effect. No changes to the Owned Marketing Authorisations are pending, have been applied for, are intended to be applied for, except for changes in the ordinary course, or have been threatened by any competent authority in writing. None of the Owned Marketing Authorisations expires within the 12 months, or will have to be deregistered within the 12 months, following Completion pursuant to a provision

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by which any Owned Marketing Authorisation either automatically expires by rule of law or where the applicable law requires the notification to or registration with an authority that a medicinal product or medical device has not been placed into the market within the time period of the Owned Marketing Authorisation being granted and which may lead to the cessation of the validity of such Owned Marketing Authorisation, with the exception of such of the Owned Marketing Authorisations that will expire within such 12-month period, but for which an extension of such Owned Marketing Authorisation has been applied for by an Acquired Group Company or a member of the Vendor's Group. None of the Owned Marketing Authorisations has been issued by a competent authority or Governmental Entity with requirements, ancillary provisions or any other additional provision which may in any way restrict or limit the use of such Owned Marketing Authorisation.
26.9    So far as the Vendor is aware, the Licensed Marketing Authorisations are in full force and effect. To the best of the Vendor's knowledge, (i) no changes to the Licensed Marketing Authorisations are pending, have been applied for, are intended to be applied for, except for changes in the ordinary course, or have been threatened by any competent authority in writing; (ii) none of the Licensed Marketing Authorisations expires within the 12 months, or will have to be deregistered within the 12 months, following Completion pursuant to a provision by which any Licensed Marketing Authorisation either automatically expires by rule of law or where the applicable law requires the notification to or registration with an authority that a medicinal product or medical device has not been placed into the market within the time period of the Licensed Marketing Authorisation being granted and which may lead to the cessation of the validity of such Licensed Marketing Authorisation, with the exception of such of the Licensed Marketing Authorisations that will expire within such 12-month period, but for which an extension of such Licensed Marketing Authorisation has been applied for by an Acquired Group Company or a member of the Vendor's Group; and (iii) none of the Licensed Marketing Authorisations has been issued by a competent authority or Governmental Entity with requirements, ancillary provisions or any other additional provision which may in any way restrict or limit the use of such Licensed Marketing Authorisation.
26.10    Sections 09/03/50, 09/81/05 and 09/88/05/02 of the Data Room lists for the Owned Marketing Authorisations any and all regulatory actions, including any filings, renewals or updates, required to be taken with respect to any Owned Marketing Authorisation by any of the Acquired Group Companies in the 6 months after the Completion Date.
26.11    All applications and filings for any Owned Marketing Authorisations or other regulatory approval of any Governmental Entity have been made without breach of any contractual obligation of the Acquired Group Companies in relation to any third party and, to the best of the Vendor's knowledge, information and belief, without infringement or misappropriation of any Intellectual Property right of any third party. The Acquired Group Companies have not made any material false statement, omission or other misrepresentation in any such applications or filings.
26.12    In relation to the Bulkamid Product, sections 09/81/05, 09/81/05/07, 09/88/05/02, 09/91/10 and 09/81/10/Countries of the Data Room contains a complete and correct list of the (i)

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regulatory dossiers supporting the Owned Marketing Authorisations (the "Registered Product Dossiers") and (ii) the regulatory dossiers supporting pending applications by the Acquired Group Companies or members of the Vendor's Group for Marketing Authorisations for the indications and intended purposes licenced under the Know-how Licence Agreement (the "Unregistered Dossiers", together with the Registered Product Dossier the "Dossiers"). All Registered Product Dossiers supporting Owned Marketing Authorisations are up to date and any information, fact or development that needs to be registered with or notified to a competent authority or Governmental Entity, in particular in relation to the Owned Marketing Authorisations, has been duly registered or notified. None of the Dossiers relating to the Owned Marketing Authorisations is encumbered in any way, nor does any person other than the relevant Acquired Group Company or member of the Vendor's Group have any rights to part or all of the Dossiers.
26.13    All clinical trials relating to any Product that are required to be registered or published have been properly and duly registered or published, as the case may be.
27.    LITIGATION, INVESTIGATIONS AND DISPUTES
27.1    No Acquired Group Company, (to the extent relating to any Acquired Group Matter) no member of the Vendor's Group, nor any person for whose acts or defaults the Company may be liable is currently or has in the previous five years been involved (whether as claimant, defendant or otherwise) in any claim, legal action, proceeding, suit, litigation, prosecution, mediation or arbitration in any jurisdiction (other than collection of debts owed to an Acquired Group Company in the ordinary course of business).
27.2    No claim, legal action, proceeding, suit, litigation, prosecution, mediation or arbitration in any jurisdiction involving any Acquired Group Company, (to the extent relating to any Acquired Group Matter) member of the Vendor's Group, or any person for whose acts or defaults the Acquired Group Company may be liable (whether as claimant, defendant or otherwise) is to the best of the Vendor's knowledge, information and belief pending, threatened or expected and, to the best of the Vendor's knowledge, information and belief, there are no circumstances which are likely to give rise to any such claim, legal action, proceeding, suit, litigation, prosecution, mediation or arbitration.
27.3    There is no outstanding order, judgment, decree, award or decision given or made by any court, tribunal, arbitrator, governmental agency or authority or administrative or regulatory body in any jurisdiction against or otherwise affecting any Acquired Group Company (or any of their properties, assets or operations), (to the extent relating to any Acquired Group Matter) any member of the Vendor's Group, or any person for whose acts or defaults the Acquired Group Company may be vicariously liable. No Acquired Group Company nor (to the extent relating to any Acquired Group Matter) any member of the Vendor's Group has given any undertaking, commitment or assurance to any court, tribunal, arbitrator, governmental agency or authority or administrative or regulatory body in any jurisdiction which remains in force.

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27.4    No Acquired Group Company, (to the extent relating to any Acquired Group Matter) no member of the Vendor's Group, nor any person for whose acts or defaults an Acquired Group Company may be liable is, or has in the last five years been, the subject of any investigation, indictment, suspension, debarment, audit, inquiry or disciplinary or enforcement proceeding by, or has received any request for information from, any Governmental Entity or any administrative or regulatory body in any jurisdiction, to the best of the Vendor's knowledge, information and belief no such investigation, inquiry proceeding or request is pending or threatened and, to the best of the Vendor's knowledge information and belief, there are no circumstances which are likely to give rise to such investigation, indictment, information suspension, debarment, audit, inquiry, proceeding or request.
27.5    There is no dispute with any Governmental Entity or any administrative or regulatory body in any jurisdiction in relation to any of the properties, assets, operations or affairs of any Acquired Group Company or (to the extent relating to any Acquired Group Matter) member of the Vendor's Group and, to the best of the Vendor's knowledge, information and belief, there are no circumstances which are likely to give rise to any such dispute.
28.    ANTI-CORRUPTION
28.1    In this paragraph 28 the term "Associated Person" means, a person who provides or has provided goods or performs or has performed services in any capacity (past or present) for or on behalf of the Company, including directors, officers, employees, contractors, agents and distributors.
28.2    No Acquired Group Company, nor (so far as the Vendor is aware) any Associated Person of any Acquired Group Company, has either directly or indirectly:
(a)    violated (or is violating) any applicable Anti-corruption Laws; or
(b)    offered, given, promised to give, or authorised the giving of money or anything of value to any Government Official or to any other person for the purpose of:
(i)    corruptly or improperly influencing any act or decision of any person or Government Official in their official or business capacity;
(ii)    inducing any person or Government Official to do or omit to do any act in violation of their duties;
(iii)    securing any improper advantage;
(iv)    inducing any person to use his or her respective influence with a Government Official to affect any act or decision of a governmental or regulatory body in order to assist any Acquired Group Company in obtaining business from, retaining business with, or directing business to, any person; or

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(v)    unlawfully or improperly obtaining business or an improper advantage.
28.3    Each Acquired Group Company has in place:
(a)    controls, systems and procedures to ensure compliance with all applicable Anti-corruption Laws; and
(b)    policies and procedures designed to prevent it or any of its Associated Persons, from undertaking any conduct which would result in an Acquired Group Company committing an offence under section 7 of the UKBA and which apply the principles set out in the current guidance published by the Secretary of State pursuant to section 9 of the UKBA.
28.4    To the best of the Vendor's knowledge, information and belief, there have been no false or fictitious entries made in the books and records of any Acquired Group Company relating to any unlawful:
(a)    offer, payment, promise to pay or authorisation of the payment of any money; or
(b)    offer, gift, promise to give, or authorisation of the giving of anything of value, including any bribe, kickback, or other illegal or improper payment.
28.5    Within the last five years, no Acquired Group Company nor (so far as the Vendor is aware) any Associated Person of any Acquired Group Company has:
(a)    been under internal investigation by any party, or the subject of any inquiry or allegations of any kind, in connection with alleged or possible violations of any applicable Anti-corruption Laws;
(b)    received any notice, inquiry, or other communication from, or made a voluntary disclosure to, any Governmental Entity including the U.S. Department of Justice, the U.S. Securities Exchange Commission, the U.K. Serious Fraud Office, or other criminal, civil, or administrative enforcement agency of any jurisdiction in connection with alleged or possible violations of any applicable Anti-corruption Laws; or
(c)    received any whistle-blower report of alleged or possible violations of any applicable Anti-corruption Laws; and
(d)    to the best of the Vendor's knowledge, information and belief there are no circumstances which are likely to give rise to any of the foregoing.

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29.    COMPETITION
No Acquired Group Company nor, so far as the Vendor is aware, any person for whose acts or defaults any Acquired Group Company may have vicarious or successive liability is or has ever been:
(a)    a party to any agreement, arrangement, understanding, transaction, conduct or practice, and is not, nor has ever been, engaged or concerned in any practice or conduct (unilateral or otherwise) which involved or constituted an infringement or offence under Competition Law;
(b)    affected by any existing or pending report, decision, judgment, order, undertaking, commitment, assurance or similar measure made, taken or obtained by or given to any tribunal or court in relation (partly or wholly) to Competition Law or any Competition Authority, nor so far as the Vendor is aware are there any grounds for believing that it may be so affected (and to the extent that such measures are in existence, each Acquired Group Company has fully complied with them);
(c)    the subject of, or involved in, any investigation, inquiry or other proceeding (whether formal or informal or, so far as the Vendor is aware, pending or otherwise) by or before any Governmental Entity in relation (partly or wholly) to Competition Law or any Competition Authority, nor is it in receipt of any complaint from any third party alleging breach of Competition Law, nor so far as the Vendor is aware are there any grounds for believing that it may become the subject of any such proceeding or receive any such complaint;
(d)    involved (directly or indirectly) in making or threatening to make any complaint or other communication to any Competition Authority or commencing or threatening to commence any proceedings before any tribunal or court in relation (partly or wholly) to Competition Law; or
(e)    in receipt of any payment, guarantee, financial assistance or other form of aid which was, or is, in contravention of or was not, but should have been, notified under any applicable subsidy regime including Article 107 of the Treaty of the Functioning of the European Union or any similar subsidy laws which are or have been applicable to any Acquired Group Company, nor is any such aid currently being applied for with a view to benefiting any Acquired Group Company.
30.    EMPLOYMENT
30.1    In this paragraph 30:
(a)    "Contractors" means those individuals or personal service companies listed in Part B of Schedule 13;

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(b)    "Employment Legislation" means legislation and regulation applying in England and Wales, France or Germany, including rules provided by local law, a Collective Bargaining Agreement (as applicable) and social security regulation, whether or not arising under European treaty provisions or directives, or the United States (as applicable) and relating to contractual or other relations between employers and their employees or Workers or Representatives of those employees or Workers;
(c)    "Employees" means those individuals listed at Part A of Schedule 13;
(d)    "Representative" means any or all of:
(i)    an appropriate representative (within the meaning of the Transfer Regulations or the Trade Union and Labour Relations (Consolidation) Act 1992 and/or the French Labour Code);
(ii)    a negotiating representative or an information and consultation representative (within the meaning of the Information and Consultation of Employees Regulations 2004 and/or the French Labour Code);
(iii)    an information and consultation representative or an employees' representative (within the meaning of the Transnational Information and Consultation of Employees Regulations 1999 and/or the French Labour Code);
(iv)    a staff association, works council or trade union representative; or
(v)    any health and safety committee under the Health and Safety (Consultation with Employees) Regulations 1996 and/or under the French Labour Code; and
(e)    "Worker" means a worker within the meaning of:
(i)    regulation 2(1) of the Working Time Regulations 1998;
(ii)    section 2 paragraph 2 of the German Working Time Act; or
(iii)    the French Labour Code and French case-law.
30.2    Sections 09/02/01/25/02, 09/02/10/05, 09/02/15/02 and 09/02/25/10 of the Data Room contains, in respect of each Employee, accurate anonymised details of their ages, length of service, rates of remuneration, benefits in kind, bonuses, commissions and any other performance related remuneration, any allowances, notice periods, pensions, health insurance and life assurance.

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30.3    Save for the Employees and Contractors, as at the date of this Agreement, there are no other individuals employed or engaged by any Acquired Group Company.
30.4    True and complete copies of all material documents relating to the terms of employment or engagement of each Employee or person engaged by each Acquired Group Company including all service contracts, contracts for services, employment agreements, written particulars of employment, staff handbooks, staff manuals, benefit plans, disciplinary and grievance procedures, personnel policies and codes of conduct are set out in sections 09/02/01/25, 09/02/10, 09/02/15 and 09/02/25 of the Data Room.
30.5    No Acquired Group Company is a party to or bound by, or is proposing to introduce, in respect of any Employee or person engaged by any Acquired Group Company any incentive scheme (including any share option arrangement, commission, profit sharing or bonus scheme).
30.6    All contracts of employment between any Acquired Group Company and any Employee are terminable by an Acquired Group Company giving not less than the applicable minimum period of notice specified in section 86 of the Employment Rights Act 1996 or local legislation (such as the French Labour Code and the Collective Bargaining Agreement applicable to Contura France SARL) and no Acquired Group Company is contractually obliged to make any payment (save in respect of a payment in lieu of notice) as a consequence of the termination of any such contract.
30.7    All contracts of engagement between any Acquired Group Company and any person engaged by any Acquired Group Company are terminable by giving no more than one month's notice and no Acquired Group Company is contractually obliged to make any payment as a consequence of the termination of any such contract.
30.8    Anonymised details of all Employees who have been absent from work or who have failed to provide services for more than 12 consecutive weeks (whether on maternity, paternity, shared parental or parental leave, unpaid leave, long-term sickness, secondment, authorised annual leave or otherwise) in the 12 month period ending on the date of this Agreement are contained in the Disclosure Letter.
30.9    No offer of employment or engagement has been made by any Acquired Group Company to any person:
(a)    which has not been accepted or which otherwise remains outstanding at the date of this Agreement; or
(b)    which has been accepted but where the employment or engagement has not commenced.

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30.10    Save in respect of the Transferred-out Employees, no Employee or person engaged by any Acquired Group Company has given or received notice terminating or purporting to terminate his employment or engagement.
30.11    No Employee or person engaged by any Acquired Group Company:
(a)    will be entitled to give notice terminating his employment or engagement as a result of the execution of this Agreement or the sale and purchase of the Shares or any ancillary matter; or
(b)    to the best of the Vendor's knowledge, information and belief, intends to resign or terminate his employment or engagement or is likely to resign or terminate his employment or engagement as a result of the execution of this Agreement or the sale and purchase of the Shares or any ancillary matter.
30.12    No Acquired Group Company has operated or intends to operate any short time working scheme or arrangement or any redundancy or redeployment scheme or arrangement (whether formal or informal, contractual or non-contractual) which provides for payments greater than those required by statute or for notice periods greater than those set out in contracts of employment or engagement.
30.13    Since the Accounts Date there has been no change in the rate of remuneration, benefits or other terms of employment or engagement of any Employee or person engaged by any Acquired Group Company.
30.14    There is no amount owing to any Employee, any person engaged by any Acquired Group Company or any person who was previously a person employed or engaged by any Acquired Group Company other than remuneration or holiday pay accrued (but not yet due for payment) in respect of the calendar month in which the Completion Date falls or for reimbursement of business expenses incurred during such month.
30.15    There is no amount owing to any Acquired Group Company by any Employee, any person engaged by any Acquired Group Company or by any person who was previously a person employed or engaged by any Acquired Group Company.
30.16    No Employee nor any person engaged by any Acquired Group Company is entitled to:
(a)    any accrued but unpaid holiday pay in respect of the relevant Acquired Group Company's current or any previous holiday years; or
(b)    any accrued but untaken holiday leave in respect of the relevant Acquired Group Company's previous holiday years.
30.17    Each Acquired Group Company has afforded all Workers the right to paid holiday under regulations 13 and 13A of the Working Time Regulations 1998 or other applicable

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Employment Legislation, including the French Labour Code and the Collective Bargaining Agreement applicable to Contura France SARL, and has not deterred or prevented any Worker from taking such holiday whether or not requested.
30.18    In the two years preceding the date of this Agreement, in respect of each of the Workers, all holiday pay for periods of holiday taken under regulation 13 of the Working Time Regulations 1998 or other applicable Employment Legislation has been calculated and paid in accordance with Directive 2003/88/EC of the European Parliament and of the Council of 4 November 2003 concerning certain aspects of the organisation of working time and other applicable Employment Legislation.
30.19    There is no dispute (including an industrial dispute) between any Acquired Group Company and any Employee or person engaged by any Acquired Group Company (or any person who claims to be so employed or engaged) nor any person who was previously a person employed or engaged by any Acquired Group Company (or any person who claims to have been so employed or engaged) or any Representative of any such person and, to the best of the Vendor's knowledge, information and belief, there are no circumstances likely to give rise to any such dispute.
30.20    No Acquired Group Company has recognised, or has, so far as the Vendor is aware, done any act which might be construed as recognition of, any trade union or works council nor are any steps being taken by any Employees or other individuals to procure such recognition.
30.21    There are no agreements or arrangements in place between any Acquired Group Company and any Representative or any other person or body representing any Employees.
30.22    No Acquired Group Company has in the past 12 months given notice of any redundancies to the relevant Secretary of State nor started consultations with any trade union or appropriate representatives under the provisions of Chapter II of the Trade Union and Labour Relations (Consolidation) Act 1996, or other applicable Employment Legislation, nor failed to comply with any obligation under Chapter II of that Act or any other applicable Employment Legislation.
30.23    Each Acquired Group Company has complied with:
(a)    all obligations imposed on it under contract, at common law, by local regulation, Employment Legislation, social security regulation and by statute in relation to the Employees, any person engaged by any Acquired Group Company and any Representative;
(b)    all agreements or arrangements with any Representative;

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(c)    all customs and practices for the time being dealing with relations between any Acquired Group Company and any Employee, any person engaged by any Acquired Group Company and between any Acquired Group Company and any Representative;
(d)    all relevant orders, declarations and awards (including settling any outstanding claims) made under any Employment Legislation or code of conduct and practice affecting the terms of employment or engagement of any Employee or any person engaged by any Acquired Group Company, or any person who was previously a person employed or engaged by any Acquired Group Company; and
(e)    all relevant declaration and payments in due time to any relevant authority, including social security authorities.
30.24    There are no enquiries or investigations existing or, so far as the Vendor is aware, pending or threatened affecting any Acquired Group Company by the Equality and Human Rights Commission or other similar body. No questionnaire has been served on any Acquired Group Company under any Employment Legislation by any Employee.
30.25    Every Employee and person engaged by any Acquired Group Company who requires permission to work in the United Kingdom, France, Germany or the United States (as the case may be) has current and appropriate permission to work in the United Kingdom, France, Germany or the United States (as applicable).
30.26    No Acquired Group Company has, in the past 12 months, materially altered (whether taking effect prior to, on or after the Completion Date) any of the terms of employment or engagement of any Employee or any person engaged by any Acquired Group Company other than in the normal course of business.
30.27    No Acquired Group Company has offered, promised or agreed to any future variation in the contract of any Employee or any person engaged by any Acquired Group Company.
30.28    Every Employee and person engaged by any Acquired Group Company is bound by a written agreement containing terms which prohibit him from divulging any Business Information.
30.29    No Employee's employment, nor any other person's engagement, with any Acquired Group Company is, so far as the Vendor is aware, in breach of any court order or any express or implied terms of any contract or, so far as the Vendor is aware, other obligation binding on said individual with a third party.
30.30    No Acquired Group Company has, during the past three years, entered into any agreement or arrangement which involved or may involve it being a party to a relevant transfer within the meaning of the Transfer Regulations or equivalent local law in France, Germany or the United States (as applicable).

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30.31    Save in respect of the Transferred-out Employees, no Acquired Group Company has transferred, or agreed to transfer, any person employed or engaged by such Acquired Group Company from working for such Acquired Group Company, or induced any employee or Worker to resign their employment with such Acquired Group Company.
30.32    No person employed or engaged by any Acquired Group Company is subject to a current disciplinary warning or procedure.
30.33    Where applicable each Acquired Group Company has complied with any relevant requirements of Section 188 CA 2006 or equivalent local law in France, Germany or the United States (as applicable).
31.    RETIREMENT BENEFITS
31.1    Apart from the Pension Scheme, there is no agreement, scheme or arrangement under which any Acquired Group Company has or may have any obligation (whether or not legally binding) to provide or contribute towards pension, lump-sum, death, ill-health, disability or accident benefits in respect of any present or former employees or directors or their dependants. No proposal or announcement has been made, and no undertaking or assurance (whether or not legally binding) has been given, to any person as to the introduction of any such agreement, scheme or arrangement or, apart from the Pension Scheme, as to the introduction, continuance, increase or improvement of any pension, lump-sum, death, ill health, disability or accident benefits.
31.2    Sections 09/02/01/20 and 09/02/10/15 of the Data Room contain accurate details of the rates of contributions which it and the members are currently paying to the Pension Scheme and the definition(s) of earnings used to calculate contributions, any proposed changes to the rates or definition(s) of earnings (including without limitation details of any salary/pay increases), the dates contributions are due to be paid, whether contributions are due in advance or in arrears. All contributions payable or which shall fall due for payment by the Vendor or the relevant Acquired Group Company prior to the date of this Agreement have been paid.
31.3    Sections 09/02/01/20 and 09/02/10/15 of the Data Room contain complete, accurate and up to date membership data relating to the Pension Scheme.
31.4    No contribution notice or financial support direction under the Pensions Act 2004 has been issued to any Acquired Group Company or any other person in respect of the Pension Scheme and, so far as the Vendor is aware, there is no fact or circumstance likely to give rise to any such notice or direction.
31.5    No claims or complaints have been made or, so far as the Vendor is aware, are pending or threatened in relation to the Pension Scheme or otherwise in respect of the provision of (or failure to provide) pension, lump-sum, death, ill-health, disability or accident benefits by

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
any Acquired Group Company. So far as the Vendor is aware, there are no facts or circumstances likely to give rise to any such claim or complaint.
31.6    The Pension Scheme does not accept, and has at no time accepted, any contributions from a European employer as defined for the purposes of Part 7 of the Pensions Act 2004.
31.7    Each Acquired Group Company has complied in full with its automatic enrolment obligations as required by the Pensions Act 2008 and associated legislation. No notices, fines, or other sanctions have been issued by the Pensions Regulator and no instances of non-compliance with the automatic enrolment obligations have been notified to the Pension Regulator in respect of any Acquired Group Company.
31.8    The Pension Scheme is a registered pension scheme as defined in section 150(2) of the Finance Act 2004. There is, so far as the Vendor is aware, no reason why such classification as a registered pension scheme could be withdrawn and HM Revenue and Customs might de-register the scheme.
31.9    No current or former employee or officer of any Acquired Group Company whose employment transferred to or has transferred to any Acquired Group Company under legislation or regulations on the transfer of undertakings or otherwise was a member of or entitled to be or become a member of any final salary or defined benefit occupational pension scheme and therefore no current or former employee or officer of any Acquired Group Company has any rights to early retirement or to other enhanced rights, including pension rights on redundancy.
31.10    Every employee or officer and former employee or officer of any Acquired Group Company entitled to join the Pension Scheme was offered membership to the Pension Scheme as of the date on which he became entitled and therefore there are no back contributions due by any Acquired Group Company to the Pension Scheme.
32.    PROPERTY
32.1    In this paragraph 32 the term "Current Use" means, in respect of each Property, the current use of that Property (as set out in Schedule 2).
The particulars of the Properties
32.2    The particulars of each Property set out in Schedule 2 are true, accurate and not misleading.
32.3    Each Property is actively and exclusively used by the Acquired Group Company specified in Schedule 2 as being the tenant in connection with its business.
Extent of property interests

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32.4    The Properties are the only land and building owned, leased, used or occupied by the Acquired Group Companies.
32.5    No Acquired Group Company has any right of ownership, right of use, option, right of first refusal or contractual obligation to purchase, or any other legal or equitable right, estate or interest in, or affecting, any land or buildings other than the Properties.
Liability in respect of Property Interests
32.6    Other than in respect of the Properties, no Acquired Group Company has any actual or contingent liability (including pursuant to any guarantee or indemnity) in respect of any Property Interest in any land or buildings.
32.7    In relation to the Properties, no Acquired Group Company has any actual or contingent liability (including pursuant to any guarantee or indemnity) pursuant to any Property Interest other than as specified at Schedule 2.
Lease
32.8    Other than the documents listed at sections 09/03/01/20/05/01, 09/03/10/15/10 and 09/03/25/10/01 of the Data Room, there are no other lease documents, supplements or ancillary agreements to either of the Leases. The Vendor has provided to Purchaser true, accurate, and complete copies or originals of each Lease. No verbal agreements have been made in relation to either of the Leases.
32.9    The unexpired residue of the term granted by each Lease is vested in the Acquired Group Company specified in Schedule 2 as being the tenant in respect of that Lease and is valid and subsisting against all persons, including any person in whom any superior estate or interest is vested. Neither party to either Lease has terminated that Lease nor indicated that it will terminate that Lease.
32.10    In relation to each Lease, the tenant and, so far as the Vendor is aware, the landlord has paid all rents and other payments in full and in a timely manner and has observed and performed in all material respects all covenants, restrictions, stipulations and other encumbrances and there has not been any breach or default with respect to the same nor any waiver of or acquiescence (expressly or impliedly) regarding any breach or default of them by the tenant or, so far as the Vendor is aware, the landlord.
32.11    No collateral assurances, undertakings or concessions have been made by the tenant or, so far as the Vendor is aware, the landlord in respect of either Lease.
32.12    Each Property is occupied entirely by the Acquired Group Company specified in Schedule 2 as being the tenant and has not been made available to a third party for use.
Planning and use of Property

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32.13    The Current Use of each Property is in accordance with the provisions of the Lease relating to that Property.
32.14    All necessary building regulation consents have been obtained in relation to any extensions, alterations and improvements made by any Acquired Group Company in respect of either Property.
32.15    No claim or liability (contingent or otherwise) under the applicable planning laws in respect of either Property (or any part) that are addressed to any Acquired Group Company or, so far as the Vendor is aware, affect the use of either Property by the Acquired Group Company specified in Schedule 2 as being the tenant, are outstanding.
Statutory obligations
32.16    Each Acquired Group Company has complied with all applicable statutory and bye law requirements, and all regulations, rules and delegated legislation, relating to each Property and its Current Use.
Condition
32.17    Each Property is in a good state of repair and condition and fit for its Current Use.
32.18    So far as the Vendor is aware, all works of improvement that the tenant is obliged to carry out under each applicable Lease have been fully performed and accepted by the landlord, and such tenant has no further obligation to construct, install, or remove any improvement relating to each applicable Lease.
Complaints and disputes
32.19    Neither the Vendor nor any Acquired Group Company has received any notices, complaints or from:
(a)    any competent authority or undertaking exercising statutory or delegated powers, including, but not limited to any power of condemnation, eminent domain, or similar power in relation to either Property, any machinery, plant or equipment in it or the Current Use; or
(b)    anyone claiming to have the benefit of any covenant, agreement, restriction, stipulation or obligation relating to either Property, and the Vendor is not aware of any matter which could lead to any such notice, complaint or requirement being issued or made.
32.20    There exists no dispute between any Acquired Group Company and the owner or occupier of any other premises adjacent to or neighbouring either Property or any other third party

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and the Vendor does not expect, and is not aware of any circumstances that may give rise to, any such dispute after the date of this Agreement.
32.21    No Acquired Group Company has (nor has anyone on its behalf) knowingly waived any breach by any person of any covenant, agreement, restriction, stipulation or obligation relating to either Property or any part of it, or of which either Property or any part of it has the benefit.
33.    ENVIRONMENT
33.1    Each Acquired Group Company is in compliance and has complied in all material respects with all applicable laws, regulations, codes of practice and other similar controls and advice made or issued by national or local government or by any other regulatory body, and with all applicable regulations and directives made by the legislative organs of the European Union, relating to the protection of the environment (including the prevention of pollution of any land, water or air due to the release, escape or other emission of any substance (including radioactive substances) or the production, transportation, storage, treatment, recycling or disposal of waste, potentially hazardous or polluting substances, or nuisance), energy efficiency and climate change ("Environmental Laws") both in respect of its business as carried on from time to time and in respect of each Property.
33.2    To the best of the Vendor's knowledge, information and belief, there are no facts or circumstances affecting any Acquired Group Company that might justify the imposition of any requirement by a competent authority in accordance with that authority's powers and obligations under the Environmental Laws which would if the requirement were not complied with result in there being a breach of any Environmental Laws.
33.3    There are no past nor, to the best of the Vendor's knowledge, pending or threatened proceedings, claims or actions against any Acquired Group Company (or any of its directors, officers or employees) brought under Environmental Laws ("Environmental Claims") before any court, arbitrator or other body which have had or which would in the event of an unfavourable judgment, decision or order have a materially adverse effect on the financial or trading position or the prospects of any Acquired Group Company or the use of either Property and, to the best of the Vendor's knowledge, information and belief, there are no facts or circumstances which are likely to give rise to any such Environmental Claims.
33.4    All necessary permits, licences, consents, approvals, certificates, registrations and authorisations required under Environmental Laws in relation to the carrying on of the business of any Acquired Group Company or in relation to either Property ("Environmental Permits") have been obtained and maintained (including the meeting of any obligation to make payment in respect of the grant or subsistence of any of the Environmental Permits) by the relevant Acquired Group Company. All conditions, restrictions and obligations contained in the Environmental Permits have been fully complied with and, to the best of the Vendor's knowledge, information and belief, there is no reason why any of the Environmental Permits should be or may be revoked or amended.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
33.5    Neither Property has been contaminated or polluted to any material degree (whether by the deposit, spillage or disposal or leaching of any hazardous or toxic material or other pollutant or otherwise) as a result of any existing or past activities carried out at that Property by any Acquired Group Company.
33.6    To the best of the Vendor's knowledge, information and belief, there are no circumstances which are likely to give rise or have in the past given rise to any liability (whether under statute or at common law) in nuisance in respect of either Property or the operation of the business of any Acquired Group Company.
33.7    With the exception of the documents contained at section 09/20/10/30 of the Data Room, to the best of the Vendor's knowledge there are no further environmental reports, data, correspondence, investigations, surveys or other documents relevant to the application of the Environmental Laws to any Acquired Group Company or either Property (including environmental and health and safety audits, environmental impact assessments and documents relating to hazardous or other waste) in the possession of any Acquired Group Company.
33.8    No competent authority has exercised or threatened to exercise against any Acquired Group Company any powers under any Environmental Laws to carry out works in respect of any contamination, pollution or hazardous substance present at or arising from either Property and/or any other property owned, used or occupied by any Acquired Group Company at any time previously.
33.9    No Acquired Group Company has any actual or contingent obligation to pay money or carry out any work in respect of compliance with any Environmental Laws, Environmental Permits or Environmental Claims.
33.10    To the best of the Vendor's knowledge, there are, and have been, no underground storage tanks or above ground storage tanks containing petrol, diesel, heating fuel, waste oils or other petroleum hydrocarbons at, or under, either Property.
34.    HEALTH AND SAFETY
34.1    Each Acquired Group Company is in compliance with all applicable Health and Safety Laws.
34.2    To the best of the Vendor's knowledge, information and belief no Acquired Group Company is nor has been the subject of any investigation, inquiry or proceeding by any governmental, enforcement, administrative or regulatory body or any customer regarding any offence or alleged offence relating to any applicable Health and Safety Laws, to the best of the Vendor's knowledge, information and belief, no such investigation, inquiry or proceeding is pending or threatened and, to the best of the Vendor's knowledge, information and belief, there are no circumstances which are likely to give rise to any such investigation, inquiry or proceeding.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
34.3    No Acquired Group Company has, within the past five years, received a whistle blower report of alleged or potential violations of any applicable Health and Safety Laws (regardless of the ultimate determination of credibility of the claims/reports).
35.    INTELLECTUAL PROPERTY
35.1    In respect of the Business IP, the Vendor's Group is either:
(a)    the sole legal and beneficial owner (free from Encumbrances) of the Business IP set out, or referred to, in Part 1 and Part 2 of Schedule 7 which sets out the true, complete and accurate particulars of the same; or
(b)    validly licenced to use the Business IP.
35.2    True and complete copies of (or, where not in writing, full and accurate particulars of) all licences, assignments, agreements, authorisations and permissions and whether express or implied, to which any Acquired Group Company or any member of the Vendor's Group is a party in respect of any Owned Business IP (except the Intellectual Property Assignment Agreement, the Cross-Licence Agreement, the Know-how Licence Agreement and the Exclusive Manufacturing and Supply Agreement) are contained at section 09/22/05/20 of the Data Room and no Acquired Group Company nor any member of the Vendor's Group has granted, or is obliged to grant, any other licence, sub-licence or assignment in respect of any Owned Business IP.
35.3    All renewal applications, official fees and all required maintenance steps relating to the administration of the Owned Business IP have been duly paid, made or taken and nothing is to be done within 90 days of Completion, the omission of which would jeopardise the maintenance or prosecution of any Owned Business IP which is registered or the subject of an application for registration. Sections 09/22/05/25 and 09/22/05/30 of the Data Room lists any and all actions, including any filings, renewals or updates, required to be taken with respect to any Owned Business IP in the 6 months after the Completion Date.
35.4    To the best of the Vendor’s knowledge, information and belief: (i) all Owned Business IP is valid and enforceable, (ii) nothing has been done or omitted to be done by any Acquired Group Company or any member of the Vendor's Group (currently or historically) that will detract from or otherwise negatively affect that validity and enforceability and (iii) no person is opposing the validity, enforceability or proprietorship of any such Owned Business IP.
35.5    Each person retained, engaged or employed by any Acquired Group Company or any member of the Vendor's Group (currently or historically) is individually bound by a written agreement which prohibits such person divulging any confidential Business Information, and no Acquired Group Company nor any member of the Vendor's Group has divulged, or is obliged to divulge, any Business Information of a confidential nature to any person other than to its employees or in the course of its business activities under a duty of confidence.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
35.6    To the best of the Vendor's knowledge, information and belief, all confidential Business Information owned or used by any Acquired Group Company or any member of the Vendor's Group has at all times been kept confidential by such Acquired Group Company or member of the Vendor's Group and has not been disclosed to any third party except in the course of business and subject to written confidentiality obligations provided by the third party recipient.
35.7    No Acquired Group Company, nor any member of the Vendor's Group, nor (to the best of the Vendor’s knowledge, information and belief) any party with which any Acquired Group Company has contracted, is in breach of, or has breached, any agreement relating to the Owned Business IP or Business Information, including any licence, sub-licence or assignment granted to or by any Acquired Group Company or any member of the Vendor's Group in respect of any Intellectual Property owned by such Acquired Group Company or transferred by the Vendor's Group under the Intellectual Property Assignment Agreement.
35.8    No Acquired Group Company nor (to the extent relating to any Acquired Group Matter) any member of the Vendor's Group is infringing or misappropriating, or has in the previous six years infringed or misappropriated, the rights of any other person in any Intellectual Property.
35.9    Use of the Owned Business IP and other Business IP in the manner it is used by any Acquired Group Company or member of the Vendor's Group as of the Completion Date does not infringe any Intellectual Property rights of any third party.
35.10    No Acquired Group nor any member of the Vendor's Group has received written notice of, nor to the best of Vendor's knowledge, information, and belief are there, any legal proceedings, claims, challenges or disputes, pending or threatened, in relation to the use or ownership of any Owned Business IP or the Business Information or in relation to any agreement relating to any Owned Business IP or Business Information.
35.11    To the best of the Vendor's knowledge, information and belief, there is no, and there has not at any time during the last six years been any, unauthorised use, infringement or misappropriation by any person of any of the Owned Business IP or any Business Information and no Acquired Group Company nor any member of the Vendor's Group has acquiesced in or granted a waiver of any such unauthorised use, infringement or misappropriation.
35.12    No Acquired Group Company nor (to the extent relating to any Acquired Group Matter) any member of the Vendor's Group has received written notice of, nor to the best of the Vendor's knowledge, information and belief are there any, claims against such Acquired Group Company or (to the extent relating to any Acquired Group Matter) any member of the Vendor's Group in any jurisdiction for compensation or remuneration for inventions conceived or copyright works created or anything analogous to the preceding whether under contract or otherwise (including under the Patents Act 1977), and no employee, director or contractor is entitled to any award or compensation in respect thereof whether under the Patents Act 1977 or otherwise.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
35.13    All persons employed, retained, or engaged by any Acquired Group Company or (to the extent relating to any Acquired Group Matter) any member of the Vendor's Group (currently or historically) who, in the course of their work for an Acquired Group Company or a member of the Vendor's Group, have brought, or will or might reasonably be expected to bring, into existence Intellectual Property are individually bound by written agreements with an Acquired Group Company or a member of the Vendor's Group whereby all Intellectual Property which such persons bring or which may be brought into existence by them in the performance of their work for an Acquired Group Company or a member of the Vendor's Group is disclosed to, and either vests in, or is assigned to, an Acquired Group Company or a member of the Vendor's Group (save to the extent that under applicable law this is not permissible).
35.14    In respect of any patent application made or currently proposed to be made by any Acquired Group Company or any member of the Vendor's Group in relation to the Owned Business IP, no objection or challenge has, to the best of the Vendor's knowledge, information and belief, been raised as to the proprietorship or validity of such patent.
35.15    In respect of the trade marks (including unregistered trade marks and applications for registration) owned by each Acquired Group Company or any member of the Vendor's Group which form part of the Owned Business IP, no Acquired Group Company nor any member of the Vendor's Group has been notified in writing of any opposition, cancellation or objection to the registration of any trade mark or that the applicable registrar of trade marks considers the mark to be incapable of registration or, in the case of registered trade marks, of proceedings in respect of rectification of the Register or similar action.
35.16    No Acquired Group Company nor any member of the Vendor's Group is a party to any agreement or subject to any duty which restricts the free use or disclosure by any Acquired Group Company of any of its confidential Business Information (save for any non-disclosure or similar agreements entered into in the ordinary course of business and the Intellectual Property Assignment Agreement, the Cross-Licence Agreement, the Know-how Licence Agreement and the Exclusive Manufacturing and Supply Agreement).
35.17    Each Acquired Group Company either beneficially owns, or has a valid licence to use, all Intellectual Property required by that Acquired Group Company to carry on business in the manner in which such Acquired Group Company operated at and prior to Completion.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
35.18    No written notice or claims of moral rights have been received by any Acquired Group Company or member of the Vendor's Group which would affect the use of any Owned Business IP.
35.19    The registration details recorded in respect of each domain name set out in Part 2 of Schedule 7 are true, complete and accurate and none of these domain names have been allowed to lapse or expire or are currently suspended by any registrar or registry, and none of these domain names have been notified in writing to an Acquired Group Company or member of the Vendor's Group as being subject to a referral to a domain name registry/registrar procedure, including the Uniform Domain Name Dispute Resolution Policy or any country specific dispute resolution proceedings, or any court action in any jurisdiction.
35.20    The transaction contemplated under this Agreement will not result in a breach of, or trigger a payment, right of termination or variation under, any agreements relating to any Business IP or Business Information and to the best of the Vendor's knowledge, information and belief, there are no circumstances which are likely to give rise to the ownership, benefit or right to use any Business IP or Business Information being lost, or rendered liable to termination, by virtue of the transaction contemplated under this Agreement.
35.21    True records, files and documents have been maintained for all Owned Business IP and the records, files and documents are in the possession of an Acquired Group Company or a member of the Vendor's Group or under the control of an Acquired Group Company or a member of the Vendor's Group.
36.    SYSTEMS
36.1    In this paragraph 36:
"Hardware" means all computer, telecommunication and network hardware, related peripherals and equipment and apparatus, in each case, owned, leased or rented by an Acquired Group Company (but excluding any such hardware that forms part of the a telecommunication infrastructure or network outside of such Acquired Group Company's premises);
"Software" means all computer programmes, whether in object or source code and its associated documentation, in each case, used by an Acquired Group Company; and
"System" means the Hardware and the Software.
36.2    Particulars of the System of each Acquired Group Company and any material agreements relating to the System of each Acquired Group Company are contained at sections 09/04/05/45, 09/04/10/40, 09/04/25/35 and 09/04/15/40 of the Data Room and, except where such System of an Acquired Group Company is owned legally and beneficially by

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
such Acquired Group Company, true and complete copies of the licences or agreements pursuant to which use of the System of each Acquired Group Company is made (other than in respect of off-the-shelf software) are contained at section 09/03/01/20/10/10/15 of the Data Room.
36.3    The System of each Acquired Group Company is, when taken as a whole and individually, sufficient for the requirements of the business of the relevant Acquired Group Company and the Acquired Group.
36.4    All Software is standard off-the-shelf software licenced to an Acquired Group Company by a third party.
36.5    Each Acquired Group Company has and has implemented procedures and measures (and is not aware of any instance of material non-compliance with such procedures or measures) designed to prevent unauthorised access to the relevant Acquired Group Company's System (including a data security breach plan) to preserve the availability, security and integrity of its System and the data and information stored on its System and to enable the business operations of the relevant Acquired Group Company to continue if there were significant damage to or destruction of some or all of its System, (including a disaster recovery plan which provides for the taking and storing on-site and off-site of back-up copies of the relevant Acquired Group Company), copies of which are contained at section 6.15 of the Data Room
36.6    The System of each Acquired Group Company is maintained and supported under maintenance and support agreements.
36.7    The System of each Acquired Group Company has adequate capability and capacity for, and is capable (without modification) of dealing with, the current requirements of such Acquired Group Company for the processing and other functions required to be performed for the purposes of such Acquired Group Company's business.
36.8    No System has ever materially interrupted or hindered or detrimentally affected the running or operation of the business of any Acquired Group Company.
36.9    The System of each Acquired Group Company is operated using anti-virus software of good industry standard. Each Acquired Group Company operates logical, physical and environmental security controls designed to avoid all such induced malfunctions or contamination.
36.10    The System of each Acquired Group Company has been operated and used substantially in accordance with and the supplier's manuals and the supplier's recommendations including any recommendations as to environmental conditions and power supply; and such descriptions, manuals and recommendations are held by, and shall remain in the possession of the relevant Acquired Group Company on Completion.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
36.11    Each Acquired Group Company legally and beneficially owns, or has a licence or other right to use, all necessary rights to enable such Acquired Group Company to use its System as of the date of Completion.
36.12    No Acquired Group Company nor, to the best of the Vendor's knowledge, information and belief, any party with which any Acquired Group Company has contracted is in material breach of or has materially breached any agreement relating to any Acquired Group Company's System, including any licence, sub-licence or assignment granted to or by any Acquired Group Company in respect of that Acquired Group Company's System.
36.13    To the best of the Vendor's knowledge, information and belief, no Acquired Group Company has received written notice of any legal proceedings, claims, challenges or disputes or material service delivery issues, pending or threatened, in relation to the use or ownership of any System or in relation to any agreement relating to any System or any system intended to replace or improve or develop any System.
37.    DATA PROTECTION
37.1    In this paragraph 37:
"Applicable Data Protection Laws" means all data protection and privacy and direct marketing laws which are applicable to each Acquired Group Company and its operations from time to time, including, where applicable, the Data Protection Act 2018, the UK General Data Protection Regulation ("UK-GDPR"), the Privacy and Electronic Communications (EC Directive) Regulations 2003 (as amended by the UK Data Protection, Privacy and Electronic Communications (Amendments etc.) (EU Exit) Regulations 2019), the Health Insurance Portability and Accountability Act of 1996, 42 U.S.C. §§ 1320d-1329d-8 and U.S. state data breach notification laws, and the General Data Protection Regulation (EU 2016/679) and any national implementing laws, regulations and secondary legislation, as amended or updated from time to time and any successor legislation to the same; and
"controller", "data subjects", "processor", "personal data", "processing", "personal data breaches", "supervisory authority" and "special categories of personal data" have the meanings given in the UK-GDPR.
37.2    Each Acquired Group Company has at all times complied with Applicable Data Protection Laws in all material respects, including any notification requirements.
37.3    Details of each personal data breach (if any) to which each Acquired Group Company has, so far as the Vendor is aware, been subject are contained at section 09/03/60 of the Data Room. In respect of each such personal data breach, the relevant Acquired Group Company has complied with all notification requirements within the applicable timescales specified under Applicable Data Protection Laws.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
37.4    Each Acquired Group Company has complied with, and has established and implemented, all procedures necessary to comply with all relevant requirements of Applicable Data Protection Laws (including the data protection principles set out therein).
37.5    Without prejudice to the generality of paragraph 37.4, each Acquired Group Company has, with regard to the processing of personal data of data subjects for the purposes relating to its business activities (ʺPurposesʺ), either:
(a)    obtained valid consents from data subjects in the manner and form required by Applicable Data Protection Laws for the Purposes; or
(b)    concluded that it is not required, under Applicable Data Protection Laws, to obtain consent from such data subjects for the Purposes and duly documented the appropriate legal bases in the record of processing operations.
37.6    Any personal data processing activity carried out by a third party on behalf of any Acquired Group Company is carried out pursuant to a written contract between that Acquired Group Company and the relevant third party data processor. In addition:
(a)    each such contract complies with the requirements of Applicable Data Protection Laws;
(b)    the Acquired Group Company has undertaken appropriate legal and operational due diligence on each third party data processor party to each such contract to verify that it is able to meet the requirements of Applicable Data Protection Laws;; and
(c)    no Acquired Group Company, nor (so far as the Vendor is aware) any other party to any such contract, is in material breach of any such contract.
37.7    Each Acquired Group Company has implemented appropriate technical and organisational measures to: (i) protect against the unauthorised or unlawful processing of, or accidental loss or damage to, any personal data processed by that Acquired Group Company; and (ii) ensure a level of security appropriate to the risk presented by the relevant data processing activity and the nature of the personal data to be protected.
37.8    Each Acquired Group Company has duly satisfied any valid requests made by a data subject to exercise their rights under Applicable Data Protection Laws and no such request is outstanding.
37.9    No Acquired Group Company has in the three years preceding the date of this Agreement received any:
(a)    fine, notice or complaint alleging non-compliance with Applicable Data Protection Laws; or

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
(b)    requests for information or requests to carry out a regulatory audit relating to its data protection policies or practices; and
to the best of the Vendor's knowledge, information and belief there are no circumstances which are likely to give rise to the same.
37.10    No Acquired Group Company has entered into any undertaking with any supervisory authority or data protection authority whose role is the enforcement of Applicable Data Protection Laws.
37.11    No person has been awarded compensation from any Acquired Group Company or so far as the Vendor is aware from any data processor of any Acquired Group Company under Applicable Data Protection Laws or otherwise in relation to a personal data breach. No claim for such compensation is outstanding.
37.12    No Acquired Group Company has received written notice from a supervisory authority, any data subject or representative thereof of an order made (i) against any Acquired Group Company or (ii) so far as the Vendor is aware against any data processor of any Acquired Group Company, in each case under Applicable Data Protection Laws. No Acquired Group Company has received written notice of an application for such an order.
37.13    Where personal data is processed or transferred by, or on behalf of any Acquired Group Company outside either the UK or the European Economic Area, the relevant Acquired Group Company has complied with provisions set out in Applicable Data Protection Laws in respect of any such transfer or processing.
37.14    Where any Acquired Group Company processes any:
(a)    special categories of data or sensitive personal data other than routine employee details as part of standard employment practices; or
(b)    personal data relating to criminal convictions and offences or related security measures, it has implemented appropriate technical and organisational measures (as described under Applicable Data Protection Laws) to safeguard such sensitive data.
37.15    Each Acquired Group Company is compliant with, and has established all procedures necessary to comply with, all relevant requirements of the Privacy and Electronic Communications (EC Directive) Regulations 2003 in respect of the use of (i) cookies, and (ii) electronic communications for direct marketing.
38.    SOCIAL MEDIA
38.1    In this paragraph 38.1:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
"Social Media Asset" means any user account, profile, page or other similar presence on an online communication channel incorporating user-generated content, including Facebook, Twitter, LinkedIn, Google+, Foursquare, Tumblr, Flickr, Pinterest and Reddit, administered and/or controlled by an Acquired Group Company at the date of this Agreement and in the past 12 months, including those listed in Part 2 of Schedule 7; and
"Social Media Login Details" means all information necessary to access, edit, control and/or administer a Social Media Asset, including usernames, handles, passwords, access codes, security questions and answers.
38.2    An accurate and complete list of all Social Media Assets is contained at section 09/03/50 of the Data Room.
38.3    The Social Media Login Details are sufficient to enable the Purchaser to access and assume sole control of the Social Media Assets on Completion.
38.4    Each Acquired Group Company is registered as the owner of, or is otherwise entitled to solely administer or control, each Social Media Asset owned or used by it.
38.5    Each director, manager, employee and independent contractor of each Acquired Group Company who, either alone or with others, has access to or control over a Social Media Asset has entered into a written agreement with the relevant Acquired Group Company obliging him to, on termination of his engagement with the relevant Acquired Group Company, cease accessing that Social Media Asset.
38.6    Each Acquired Group Company has in place policies, procedures and training for its employees on the appropriate use of social media in a professional capacity.
38.7    To the best of the Vendor's knowledge, information and belief, no person has, or in the past 12 months has had, unauthorised access to any Social Media Asset.
38.8    To the best of the Vendor's knowledge, information and belief, each Acquired Group Company has materially complied with the relevant terms of use of the Social Media Assets. To the best of the Vendor's knowledge, information and belief, no Acquired Group Company has received written notice of any disputes in connection with any Acquired Group Company's use of the Social Media Assets.
38.9    To the best of the Vendor's knowledge, information and belief, no person has used the Social Media Assets to infringe or misuse or misappropriate the rights of any other person or to defame, libel or slander such person.
38.10    Each Acquired Group Company's use of the Social Media Assets (including any competitions or prize promotions conducted via the Social Media Assets) complies, and has at all times within the last 12 months complied, with all applicable laws, regulations and guidelines, including any relevant advertising codes. Neither the Vendor nor any

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
Acquired Group Company has received any notice or allegation (from an individual, regulator, administrative body or any other person) that any Acquired Group Company has failed to comply with any of the above.
39.    INSOLVENCY
39.1    No Acquired Group Company is, or has ever been, unable to pay its debts from time to time as they fall due.
39.2    No Acquired Group Company has suspended or threatened to suspend payment of any of its debts.
39.3    No Acquired Group Company has entered into negotiations with any creditor with a view to rescheduling any of its indebtedness.
39.4    No meeting of any Acquired Group Company has been convened for the purpose of considering any resolution to present a petition for a winding up order.
39.5    No petition has been filed or threatened and no application or order has been made for the winding up of any Acquired Group Company or for the appointment of a liquidator or provisional liquidator of any Acquired Group Company.
39.6    No meeting of any Acquired Group Company has been convened for the purpose of considering any resolution to present an application for an administration order.
39.7    No application for the making of an administration order in relation to any Acquired Group Company has been presented, and no person who is entitled to do so has given written notice of its intention to appoint an administrator of any Acquired Group Company or filed such a notice with the court.
39.8    No Acquired Group Company has passed a resolution to present an application for an administration order.
39.9    No administration order has been made, and no person who is entitled to do so has given notice of the appointment of an administrator or filed such a notice with the court in relation to any Acquired Group Company.
39.10    No Acquired Group Company has at any time been a party to or subject to or applied for:
(a)    the sanctioning under section 899 of the CA 2006 of a compromise or arrangement between it and any such persons as are mentioned in that section or the making of any other compromise with its creditors;
(b)    the grant to it, by means of any contractual or informal rescue, work-out, debt re-scheduling or restructuring of any reduction, concession or indulgence

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(conditionally or otherwise) by any of its creditors with regard to their rights to recover or enforce payment of the debts presently or in future due by it to them;
(c)    crystallisation of any floating charge created by it or the occurrence of any event which causes, or with the giving of any notice or making of any demand would cause, such crystallisation;
(d)    the appointment of any receiver (including any administrative receiver, as defined by the Insolvency Act 1986), liquidator, administrator, compulsory manager, monitor or other similar officer over all or any part of its property or assets;
(e)    an encumbrancer taking possession of, or otherwise enforcing his security over, all or any part of its property or assets;
(f)    the levying of any distress, execution, charging order, garnishee or other process over all or any part of its property or assets;
(g)    the failure by it to fully satisfy any judgment (monetary or otherwise) outstanding against it in circumstances in which the judgment creditor has a present right to execute or enforce such judgment;
(h)    the issue, filing or service of any petition, application, notice, advertisement, demand, proceedings, process, circular or communication, the convening of any meeting, or the taking of any steps, or the existence of any circumstances, which may lead to the occurrence of any of the foregoing events;
(i)    any composition, compromise, assignment, restructuring plan or arrangement with any creditor of the Acquired Group Company, scheme of arrangement of its affairs (including any voluntary arrangement under Part I of the Insolvency Act 1986 or any restructuring plan under Part 26A of the CA 2006) which in any such case has been proposed, sanctioned or approved (whether or not currently in force);
(j)    any moratorium under Schedule 1A to the Insolvency Act 1986 in respect of the Acquired Group Company or taken any step or commenced any procedure with a view to obtaining such a moratorium; or
(k)    the occurrence of any event under the laws of any jurisdiction, other than England and Wales, which is analogous to any of the foregoing events.
39.11    No director of any Acquired Group Company has had an interim order made under the Insolvency Act 1986, become bankrupt, made any composition or voluntary arrangement or entered into any deed of arrangement with his creditors or become subject to an administration order under section 12 of the County Courts Act 1984.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
39.12    So far as the Vendor is aware, there are no facts in existence which are likely to lead to any of the events or circumstances referred to in this paragraph, occurring in the 12 months following the date of this Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
SCHEDULE 6
Limitations on Vendor's Liability
1.    TIME LIMITS
1.1    Subject to paragraph 1.2, the Vendor shall not be liable in respect of any Warranty Claim, Tax Warranty Claim, Tax Covenant Claim or Specific Indemnity Claim unless written notice of such claim, summarising in reasonable detail the nature of the Claim or Specific Indemnity Claim as the case may be (in so far as it is known to the Purchaser) and, as far as is reasonably practicable, an estimate of the amount claimed, has been given to the Vendor:
(a)    in the case of Tax Warranty Claim or Tax Covenant Claim, by no later than 11.59pm on the seventh anniversary of the Completion Date; and
(b)    in the case of a Warranty Claim or Specific Indemnity Claim, by no later than 11.59pm on 31 December 2024.
1.2    The Vendor shall not be liable in respect of any Warranty Claim, Tax Warranty Claim or Specific Indemnity Claim unless legal proceedings have been validly issued and served on the Vendor on or before the date falling 9 months after the date on which valid notice of that Warranty Claim, Tax Warranty Claim or Specific Indemnity Claim was given or, in the case of a Warranty Claim, Tax Warranty Claim or Specific Indemnity Claim referred to in paragraph 3 and if later, 9 months after the date on which the matter giving rise to the Warranty Claim, Tax Warranty Claim or Specific Indemnity Claim constitutes or gives rise to an actual liability which is due for payment and capable of being quantified. For the purposes of this Agreement, legal proceedings shall be regarded as having been served when the relevant step referred to in Civil Procedure Rule 7.5(1) has been completed.
2.    MONETARY LIMITS
2.1    The Vendor shall not be liable in respect of any single Warranty Claim or Tax Warranty Claim if the liability of the Vendor in respect of that claim (excluding interest and costs) would (but for this paragraph 2.1) have been less than USD $[***]. For the purposes of this paragraph 2.1, a series of claims arising from the same (or substantially identical) facts or circumstances shall be treated as a single claim.
2.2    The Vendor shall not be liable in respect of any single Warranty Claim or Tax Warranty Claim unless and until the aggregate amount of all Warranty Claims and Tax Warranty Claims other than those for which the Vendor is not liable under paragraph 2.1 (excluding interest and costs) exceeds USD $[***] but in such event the Vendor shall be liable for the total amount of all Warranty Claims and Tax Warranty Claims and not merely the excess over USD $[***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
2.3    The total aggregate liability of the Vendor in respect of all Warranty Claims, Tax Warranty Claims and Tax Covenant Claims (including interest and costs) shall not in any circumstances exceed an amount equal to USD $[***].
3.    CONTINGENT CLAIMS
3.1    The Vendor shall not be liable in respect of any Warranty Claim, Tax Warranty Claim or Specific Indemnity Claim based on a matter involving a contingent liability until such matter constitutes or gives rise to an actual liability of any member of the Purchaser's Group.
3.2    Paragraph 3.1 shall not prevent the Purchaser from giving notice of a Warranty Claim, Tax Warranty Claim or Specific Indemnity Claim under paragraph 1 based on a matter involving a contingent liability, and provided such notice has been given (and subject to the other provisions of this Schedule 6) nor shall it prevent the Vendor from being liable in respect of such Warranty Claim, Tax Warranty Claim or Specific Indemnity Claim once the relevant matter constitutes or gives rise to an actual liability of any Acquired Group Company.
4.    EXCLUSION OF CERTAIN CLAIMS
4.1    The Vendor shall not be liable in respect of any Warranty Claim if and to the extent of any specific allowance, provision or reserve in respect of the matter giving rise to the claim has been made, or if and to the extent that any such matter is the subject of a note, in the Accounts, the Carve-Out Accounts or the Completion Accounts.
4.2    The Vendor shall not be liable in respect of any Warranty Claim if and to the extent that the claim would not have arisen but for:
(a)    any matter or thing done or omitted to be done before Completion pursuant to and in accordance with the terms of this Agreement or at the written request or with the written approval of the Purchaser; or
(b)    any matter or thing done or omitted to be done by any Acquired Group Company after Completion outside the ordinary and usual course of its business and which the Purchaser knew, or was reasonably likely to, give rise to a claim; or
(c)    any change after Completion in any generally accepted interpretation or application of any legislation or in the published policy or practice of any government, governmental department, agency or regulatory body in relation to any legislation; or
(d)    any change in the accounting principles, practices or policies of any Acquired Group Company introduced or having effect after Completion.
(e)    the enactment, amendment, or change in the generally accepted interpretation or application, of any legislation, rule or regulation, or any change in the practice of

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
any governmental, regulatory or other body (including a Tax Authority) after the date of this Agreement (whether or not having retrospective effect) or the imposition of any Tax not actually in force at the date of this Agreement or any change, after the date of this Agreement, in the rates of Taxation or availability of any Relief.
4.3    The exclusions in paragraph 4.1 of Part 2 of Schedule 8 shall apply to limit the liability of the Vendor in respect of any Tax Warranty Claim or Tax Covenant Claim.
5.    RECOVERY FROM THIRD PARTIES
5.1    If the Purchaser or any member of the Purchaser's Group is entitled to recover from some other person (including under the Tail Policy or any other insurance policy) any sum in respect of any matter or event which is directly referable to a Warranty Claim or (solely in respect of a right of recovery under the Tail Policy) a Specific Indemnity Claim and in respect of which the Vendor had, has or could have any liability (a ʺRight of Recoveryʺ), the Purchaser will (or will procure that the relevant member of the Purchaser's Group will):
(a)    notify the Vendor of the Right of Recovery as soon as reasonably practicable after becoming aware thereof and thereafter keep the Vendor aware of all material developments in relation to the Right of Recovery;
(b)    consult with the Vendor in relation to the Right of Recovery and in relation to the action to be taken in response thereto;
(c)    provide to the Vendor, on reasonable notice, copies of such documents as is in its possession or under its control (other than the working papers of any of its professional advisers) as the Vendor may reasonably request relating to the relevant Right of Recovery, provided that nothing shall require the Purchaser to disclose any documents which are legally privileged or which it is required by law or other legally binding obligation to keep confidential; and
(d)    take reasonable account of the views of the Vendor before taking any action in relation to the Right of Recovery in question.
5.2    Subject to being indemnified by the Vendor in respect of all costs and expenses (including any increase in premium on ongoing insurance cover) in connection with such action, the Purchaser shall take and shall ensure that any relevant member of the Purchaser's Group takes all such action as the Vendor may reasonably request to enforce, pursue, negotiate and appeal any Right of Recovery, including in both cases pursuing any claim the Purchaser may have for reimbursement of costs and expenses.
5.3    Paragraphs 5.1 and 5.2 shall not apply to any right of recovery that any member of the Purchaser's Group may have under the W&I Policy.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
5.4    Any sum so recovered by the Purchaser or any member of the Purchaser's Group from a third party pursuant to a Right of Recovery in respect of any matter or event which is directly referable to a Warranty Claim will reduce the amount of such claim after deduction of any Taxation in respect of the same and all reasonable costs and expenses of recovery and associated premium increases.
5.5    If the Vendor pays the Purchaser or any member of the Purchaser's Group a sum to settle or discharge a Warranty Claim and within five years of making the payment the Purchaser (or relevant member of the Purchaser's Group) subsequently recovers a sum which is directly referable to such Warranty Claim then either:
(a)    the Purchaser will (or will procure that the relevant member of the Purchaser's Group will) repay the Vendor such of the amount recovered from the third party which is directly referable to the Warranty Claim (less any Taxation on and reasonable costs and expenses incurred in recovering such amount and any associated insurance premium increases); or
(b)    if the amount recovered from the third party which is directly referable to the Warranty Claim (less any Taxation on and reasonable costs and expenses incurred in recovering such amount and any associated insurance premium increases) is greater than the amount paid by the Vendor to settle or discharge the Warranty Claim, then the Purchaser (or relevant member of the Purchaser's Group) is only obliged to repay to the Vendor such amount as is equivalent to the sum so paid by the Vendor in settlement or discharge of such Warranty Claim.
5.6    The Purchaser may not pursue (or continue to pursue) the Vendor in respect of a Warranty Claim while any Right of Recovery available under the W&I Policy is being enforced and the time limits in paragraph 1.2 for issuing legal proceedings shall be suspended pending such enforcement.
6.    THIRD PARTY CLAIMS
6.1    If a claim, demand or action is made, brought or threatened against any Acquired Group Company by any third party after Completion (a "Third Party Claim") and the Third Party Claim is likely to give rise to or provide grounds for a Warranty Claim, the Purchaser shall:
(a)    notify the Vendor of the Third Party Claim as soon as reasonably practicable after becoming aware thereof and thereafter keep the Vendor aware of all material developments in relation to the Third Party Claim;
(b)    consult with the Vendor in relation to the Third Party Claim and in relation to the action to be taken in response thereto;
(c)    provide to the Vendor, on reasonable notice, copies of such documents as is in its possession or under its control (other than the working papers of any of its

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
professional advisers) as the Vendor may reasonably request relating to the relevant Third Party Claim, provided that nothing shall require the Purchaser to disclose any documents which are legally privileged or which it is required by law or other legally binding obligation to keep confidential; and
(d)    take reasonable account of the views of the Vendor before taking any action in relation to the Third Party Claim in question.
6.2    Subject to (i) being indemnified by the Vendor in respect of all costs and expenses (including any increase in premium on ongoing insurance cover) in connection with such action and (ii) any requirements or action required to be taken pursuant to the W&I Policy, the Purchaser shall take and shall ensure that any relevant Acquired Group Company takes, all such action as the Vendor may reasonably request to dispute, resist, avoid, appeal, compromise, defend, remedy, mitigate, negotiate or resolve the relevant Third Party Claim, including pursuing any claim the Purchaser may have for reimbursement of costs and expenses.
6.3    Neither the Purchaser nor any Acquired Group Company will be under an obligation to take any step or omit to take any step (or procure that any step is taken or omitted to be taken) which would reasonably be expected to have a material adverse impact on the goodwill, reputation, business or financial position of the Purchaser or any Acquired Group Company and nothing in paragraphs 5.2 or 6.2 will require the Purchaser to be under any obligation to delegate the conduct of any potential Warranty Claim to the Vendor or its advisers.
6.4    Nothing in paragraphs 5.1 or 6.1 will prejudice, prevent or delay or be a condition precedent to the Purchaser making a Warranty Claim against the Vendor.
7.    MITIGATION
Nothing in this Schedule shall relieve the Purchaser of any common law duty to mitigate any loss or damage which it may suffer as a result of any matter giving rise to a Warranty Claim or Tax Warranty Claim.
8.    FRAUD
None of the limitations set out in this Schedule shall apply to exclude or limit the liability of the Vendor in respect of any claim under this Agreement which arises or is increased or which is delayed as a result of fraud or wilful non-disclosure by the Vendor.
9.    NO DOUBLE RECOVERY
The Purchaser is not entitled to recover damages or otherwise obtain payment, reimbursement or restitution more than once in respect of the same loss or liability.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
SCHEDULE 7
Intellectual Property

1.    BUSINESS IP OF WHICH AN ACQUIRED GROUP COMPANY IS THE SOLE LEGAL AND BENEFICIAL OWNER PRIOR TO THE PRE-COMPLETION REORGANISATION

Registered patents/trade marks:
None
Other material Intellectual Property:
Details of other material Intellectual Property (including, for example, Know-how, unregistered trade marks, registered or unregistered copyrights, and database rights, and including details of authorship and first use / date of creation, where relevant) that are legally and beneficially owned by an Acquired Group Company:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
2.    BUSINESS IP TRANSFERRED FROM THE VENDOR'S GROUP TO THE COMPANY IMMEDIATELY PRIOR TO COMPLETION PURSUANT TO THE PRE-COMPLETION REORGANISATION
Registered patents and patent applications:

Current owner	Country	Publication / Patent number	Application number	Date filed	Date Published / Granted	Title	Next renewal date	Status
Contura A/S	US		60/228,081	08-25-2000		POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	US	7,780,958	09/938,667	08-27-2001	08-24-2010	POLYACRYLAMIDE HYDROGEL FOR THE TREATMENT OF INCONTINENCE AND VESICOURETAL REFLUX	02-24-2022 (first day open 08-24-2021)	Alive (Expires 08-27-2021)
Contura A/S	US	7,678,146	09/938,670	08-27-2001	03-16-2010	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	09-16-2021 (first day open 03-16-2021)	Alive (Expires 08-27-2021)
Contura A/S	US	7,935,361	09/938,669	08-27-2001	05-03-2011	POLYACRYLAMIDE HYDROGEL AS A SOFT TISSUE FILLER ENDOPROSTHESIS	11-03-2022 (first day open 05-03-2022)	Alive (Expires 08-27-2021)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Contura A/S	US	7,186,419	09/938,668	08-27-2001	03-06-2007	POLYACRYLAMIDE HYDROGEL FOR ARTHRITIS	n/a	Alive (Expires 04-21-2022)
Contura A/S	AR	032764AA	2001P104075	08-27-2001	09-30-2010	A HYDROGEL, ITS USE, METHOD FOR ITS PREPARATION, AN IMPLANTABLE OR INJECTABLE ENDOPROTHESIS THAT INCLUDES IT AND METHODS THAT USE SUCH HYDROGELPOLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	TH	80743A	20011003450	08-27-2001	10-31-2006	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	MY	130475A	20010004007	08-25-2001	06-29-2007	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	US	8,216,561	11/469,213	08-31-2006	07-10-2012	POLYACRYLAMIDE HYDROGEL FOR THE TREATMENT OF INCONTINENCE AND VESICOURETAL REFLUX	01-10-2024 (first day open 07-10-2023)	Alive (Expires 01-05-2026)
Contura A/S	US	7,790,194	11/099,527	04-06-2005	09-07-2010	POLYACRYLAMIDE HYDROGEL AS A SOFT TISSUE FILLER ENDOPROSTHESIS	03-07-2022	Alive (Expires 08-27-2021)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

							(first day open 09-07-2021)
Contura A/S	DK		20000001262	08-25-2000		POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	PCT	WO02/16453	PCT/DK2001/00565	08-25-2001	02-28-2002	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	ZA	200208717A	20020008717	10-28-2002	02-10-2004	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	ES	2214988T3 / 1418188	20040002645T	08-25-2001	11-11-2009	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	ES	2237588T5 / 1287048	20010960207T	08-25-2001	04-27-2008	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	PT	1287048T	20010960207T	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Contura A/S	DE	60140489D1 / 1418188	20016040489T	08-25-2001	11-11-2009	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	DE	60144200D1 / 1564230	20016044200T	08-25-2001	03-09-2011	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	ES	2362583T3 / 1564230	20050009167T	08-25-2001	03-09-2011	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	EP	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (after grant, renewals are paid in validated countries)	Alive (indirectly alive via validated countries)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Contura A/S	BE	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	CH	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	FI	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	FR	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	CY	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	GB	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to	Alive

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

							next renewal date)	(Expires 08-25-2021)
Contura A/S	GR	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	IE	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	IT	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	LU	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	MC	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	NL	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Contura A/S	SE	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	TR	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	AU	2001281763BB	20010281763	08-25-2001	10-19-2006	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	NO	20025198L	20020005198	10-30-2002	12-18-2002	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	IL	152803A1	20010152803	08-25-2001	12-02-2009	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	HU	0302054AC	20030002054	08-25-2001	10-29-2007	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	BG	66025B1	20020107397	12-17-2002	08-27-2010	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	HK	1054396B	20030106346	09-05-2003	10-07-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to	Alive

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

							next renewal date)	(Expires 08-25-2021)
Contura A/S	RU	2301814C2	20030107927	08-25-2001	06-27-2007	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	EE	05367B1	20020000692	08-25-2001	12-15-2010	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	AT	294198E / 1287048	20010960207T	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	DK	1287048T4	20010960207T	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	DE	60110413T3 /1287048	20016010413T	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to	Alive

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

							next renewal date)	(Expires 08-25-2021)
Contura A/S	IN	209617B	2003CN00302	02-20-2003	09-05-2007	A PROSTHETIC DEVICE FOR SOFT TISSUE AUGMENTATION	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	IL	210064A1	20010210064	08-25-2001	12-31-2014	USE OF A POLYACRYLAMIDE HYDROGEL FOR THE PREPARATION OF AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	IL	196770A1	20010196770	08-25-2001	02-01-2013	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	EP	1418188B1	04002645.2	08-25-2001	11-11-2009	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	FR	1418188B1	04002645.2	08-25-2001	11-11-2009	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	GB	1418188B1	04002645.2	08-25-2001	11-11-2009	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Contura A/S	IT	1418188B1	04002645.2	08-25-2001	11-11-2009	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	NL	1418188B1	04002645.2	08-25-2001	11-11-2009	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	BR	PI0204593-1	PI0204593-1	07-11-2002	02-14-2018	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	11-07-2021	Alive (Expires 02-14-2028)
Contura A/S	EP	1564230B1	20050009167	08-25-2001	03-09-2011	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (after grant, renewals are paid in validated countries)	Alive (indirectly alive via validated countries)
Contura A/S	DK	1418188T3	20040002645T	08-25-2001	11-11-2009	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	DK	1564230T3	20050009167T	08-25-	03-09-2011	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Alive

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

				2001			(Expires prior to next renewal date)	(Expires 08-25-2021)
Contura A/S	AU	2006220922BB	20060220922	09-22-2006	08-21-2008	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	EP	2272881A2	20100182169	08-25-2001	01-12-2011	POLYACRYLAMIDE HYDROGEL FOR USE IN THE TREATMENT OF ARTHRITIS	n/a	Closed
Contura A/S	SG	93050	200206865-8	08-25-2001	08-31-2006	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	BE	1564230	05009167.7	25-08-2001	09-03-2011	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Contura A/S	CH	1564230	05009167.7	25-08-2001	09-03-2011	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	FR	1564230	05009167.7	25-08-2001	09-03-2011	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	GB	1564230	05009167.7	25-08-2001	09-03-2011	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	IE	1564230	05009167.7	25-08-2001	09-03-2011	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Contura A/S	IT	1564230	05009167.7	25-08-2001	09-03-2011	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	NL	1564230	05009167.7	25-08-2001	09-03-2011	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	SE	1564230	05009167.7	25-08-2001	09-03-2011	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	US		60/314,672	08-27-2001		TEMPERATURE-CONTROLLED PROCESS FOR PREPARATION OF HOMOGENEOUS POLYMERS	n/a	Closed
Contura A/S	DK		20010001266	08-25-2001		TEMPERATURE-CONTROLLED PROCESS FOR PREPARATION OF HOMOGENEOUS POLYMERS	n/a	Closed
Contura A/S	US	20030176602	10/227,265	08-26-2002	09-18-2003	TEMPERATURE-CONTROLLED PROCESS FOR PREPARATION OF HOMOGENEOUS POLYMERS	n/a	Closed

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Contura A/S	PCT	WO03018641	PCT/IB2002/03441	08-26-2002	03-06-2003	TEMPERATURE-CONTROLLED PROCESS FOR PREPARATION OF HOMOGENEOUS POLYMERS	n/a	Closed
Contura A/S	CN	1296393C /ZL02816691.4	20028016691	08-26-2002	01-24-2007	TEMPERATURE-CONTROLLED PROCESS FOR PREPARATION OF HOMOGENEOUS POLYMERS	08-26-2021	Alive (Expires 08-26-2022)
Contura A/S	CN	1970590A	200610149475	08-26-2002	05-30-2007	TEMPERATURE-CONTROLLED PROCESS FOR PREPARATION OF HOMOGENEOUS POLYMERS	n/a	Closed
Contura A/S	HK	1107361	20070113111	11-30-2007	04-03-2008	TEMPERATURE-CONTROLLED PROCESS FOR PREPARATION OF HOMOGENEOUS POLYMERS	n/a	Closed
Contura A/S	JP	4015618B2	20030523500T	08-26-2002	09-21-2007	TEMPERATURE-CONTROLLED PROCESS FOR PREPARATION OF HOMOGENEOUS POLYMERS	09-21-2021	Alive (Expires 08-26-2022)
Contura A/S	KR	100502135B1	20047002730	08-26-2002	07-08-2005	TEMPERATURE-CONTROLLED PROCESS FOR PREPARATION OF HOMOGENEOUS POLYMERS	n/a	Closed
Contura A/S	LB	6336	96-01-0774346	08-27-2001	08-27-2001	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	US		60/479,725	06-20-2003		ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	DK		20030000921	06-20-		ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

				2003
Contura A/S	US	7,758,497	10/872,231	06-18-2004	07-20-2010	ENDOSCOPIC ATTACHMENT DEVICE	01-20-2022 (First day open: 07-20-2021)	Alive (Expires 01-31-2026)
Contura A/S	PCT	WO2004/112596	PCT/DK2004/00425	06-18-2004	12-29-2004	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	ZA	200600147A	20060000147	01-03-2006	03-28-2007	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	AT	411767E / 1646311	20040738923T	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	EP	2000078B1	20080163911	06-18-2004	08-11-2010	ENDOSCOPIC ATTACHMENT DEVICE	n/a (after grant, renewals are paid in validated countries)	Alive (indicrectly alive via validated countries)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Contura A/S	PT	1646311T	20040738923T	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	ES	2316991T3 / 1646311	20040738923T	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	06-30-2021	Alive (Expires 06-18-2024)
Contura A/S	MY	137392A	20040002417	06-21-2004	01-30-2009	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	SG	118603	200508241-7	06-18-2004	01-31-2008	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	MX	267398	PA/a/2005/013964	06-18-2004	06-12-2009	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	MY	142073A	20080000297	06-21-2004	08-30-2010	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	DE	602004028682 / 2000078	200460028682T	06-18-2004	08-11-2010	ENDOSCOPIC ATTACHMENT DEVICE	06-30-2021	Alive (Expires 06-18-2024)
Contura A/S	AU	2004248887BB	20040248887	06-18-	02-11-2010	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Alive (Expires 06-18-2024)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

				2004				(Expires 06-18-2024)
Contura A/S	CA	2529952C	20042529952	12-19-2005	03-13-2012	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Alive (Expires 06-18-2024)
Contura A/S	AR	047301AA / 2004P102259	2004P102259	06-25-2004	01-18-2006	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	NO	20060291	20060000291	01-20-2006	01-20-2006	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	EP	1646311B1	20040738923	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	n/a (after grant, renewals are paid in validated countries)	Alive (indirectly alive via validated countries)
Contura A/S	KR	100971812	20057024318	06-18-	07-15-2010	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

				2004
Contura A/S	EA	007708B1	20060000045	06-18-2004	12-29-2006	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	CN	100435717/ ZL200480017181.3	200480017181	06-18-2004	11-26-2008	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	BR	PI0411716A	2004PI11716	06-18-2004	08-08-2006	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	HK	1089640B	20060111073	10-09-2006	01-02-2009	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	JP	4616253	20060515721T	06-18-2004	10-29-2010	ENDOSCOPIC ATTACHMENT DEVICE	10-29-2021	Alive (Expires 06-18-2024)
Contura A/S	DE	602004017313D1 / 1646311	200460017313T / 04738923.4	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	06-30-2021	Alive (Expires 06-18-2024)
Contura A/S	IN	228316B	2006DN00171	01-10-	01-30-2009	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

				2006
Contura A/S	DK	1646311T3	20040738923T	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	06-30-2021	Alive (Expires 06-18-2024)
Contura A/S	HR	20090033T3/ 1646311	20090000033/ 04738923.4	01-20-2009	01-30-2009	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	NZ	544280A	20040544280	06-18-2004	03-11-2010	ENDOSCOPIC ATTACHMENT DEVICE WITH A RINSING ATTACHMENT THAT ALLOWS THE ENDOSCOPE TUBE TO ROTATE INDEPENDENTLY	06-18-2021	Alive (Expires 06-18-2024)
Contura A/S	IL	172594A1	20040172594	06-18-2004	09-17-2010	ENDOSCOPIC ATTACHMENT DEVICE	06-18-2022	Alive (Expires 06-18-2024)
Contura A/S	TH	67788A /091732	20041002294	06-21-2004	03-04-2005	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	SI	1646311T1/ 1646311	20040031013T/ 04738923.4	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Contura A/S	PL	1646311T3/ 1646311	20040738923T/ 04738923.4	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	CY	1108709T1/ 1646311	20091100069T/ 04738923.4	01-20-2009	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	AL	1646311	20040738923	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	AM	007708	20060000045	06-18-2004	12-29-2006	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	AZ	007708	20060000045	06-18-2004	12-29-2006	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	BE	1646311	20040738923	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	BG	1646311	20040738923	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	BY	007708	20060000045	06-18-2004	12-29-2006	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	CH	1646311	20040738923	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	06-30-2021	Alive (Expires 06-18-2024)
Contura A/S	CZ	1646311	20040738923	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	06-18-2021	Alive

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

								(Expires 06-18-2024)
Contura A/S	EE	1646311	20040738923	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	FI	1646311	20040738923	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	FR	1646311	20040738923	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	06-30-2021	Alive (Expires 06-18-2024)
Contura A/S	FR	2000078	20080163911	06-18-2004	08-11-2010	ENDOSCOPIC ATTACHMENT DEVICE	06-30-2021	Alive (Expires 06-18-2024)
Contura A/S	GB	1646311	20040738923	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	06-30-2021	Alive (Expires 06-18-2024)
Contura A/S	GB	2000078	20080163911	06-18-2004	08-11-2010	ENDOSCOPIC ATTACHMENT DEVICE	06-30-2021	Alive (Expires 06-18-2024)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Contura A/S	GR	1646311	20040738923	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	HU	1646311	20040738923	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	IE	1646311	20040738923	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	IT	1646311	20040738923	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	06-30-2021	Alive (Expires 06-18-2024)
Contura A/S	IT	2000078	20080163911	06-18-2004	08-11-2010	ENDOSCOPIC ATTACHMENT DEVICE	06-30-2021	Alive (Expires 06-18-2024)
Contura A/S	KG	007708	20060000045	06-18-2004	12-29-2006	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	KZ	007708	20060000045	06-18-2004	12-29-2006	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	LB	7000	7000	06-19-2004	06-19-2004	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	LT	1646311	20040738923	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Contura A/S	LU	1646311	20040738923	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	LV	1646311	20040738923	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	MC	1646311	20040738923	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	MD	007708	20060000045	06-18-2004	12-29-2006	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	MK	1646311	20040738923	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	NL	1646311	20040738923	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	RO	1646311	20040738923	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	RU	007708	20060000045	06-18-2004	12-29-2006	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	SE	1646311	20040738923	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	SK	1646311	20040738923	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	TJ	007708	20060000045	06-18-2004	12-29-2006	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed
Contura A/S	TM	007708	20060000045	06-18-2004	12-29-2006	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Contura A/S	TR	1646311	20040738923	06-18-2004	10-22-2008	ENDOSCOPIC ATTACHMENT DEVICE	n/a	Closed

Registered trade marks:

Current owner	Country	Mark	Registration number	Class / Specification of goods or services	Next renewal date
Contura A/S	Argentina	BULKAMID	2794419	5 Pharmaceutical and veterinary preparations including gels for medical use, especially gels for injection in the urethra for treatment of incontinence; sanitary preparations adapted for medical use; baby food; material for stopping teeth, dental wax, disinfectants; preparations destroying vermin, , fungicides, herbicides.	11-11-2025
Contura A/S	Argentina	BULKAMID	2794417	10 Surgical, medical, dental and veterinary apparatus and instruments, including injection devices, artificial limps, eyes and teeth; orthopaedic articles; suture materials, gels for use in surgery and in	11-11-2025

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

plastic surgery and surgical implants, including gels and implants for treatment of incontinence.
Contura A/S	Australia	BULKAMID	825023
5 Pharmaceutical products and veterinary products for medical use, including gels, particularly gels for injection into the urethra for treating incontinence; sanitary preparations adapted for medical use; food for babies; material for stopping teeth and dental wax, disinfectants, preparations for destroying vermin, fungicides and herbicides; gels for surgical use and for plastic surgery and surgical implants, including gels and implants for the treatment of incontinence.
10 Surgical, medical, dental and veterinary apparatus and instruments; artificial limbs, eyes and teeth; orthopedic articles; suture materials.
04-26-2024

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Contura A/S	Brazil	BULKAMID	826191720	5 Pharmaceutical and veterinary preparations including gels for medical use, especially gels for injection into the urethra for incontinence treatment; sanitary preparations adapted for medical purposes; baby food; material for stopping teeth, dental waxes, disinfectants, preparations for destroying vermin, fungicides, herbicides;	08-14-2027
Contura A/S	Brazil	BULKAMID	826191738	10 Surgical, Medical, Dental And Veterinary Apparatus And Instruments, Including Injection Devices, artificial limbs, Eyes And Teeth; Orthopedic Items; Suture Materials, Surgical Implants	06-29-2030
Contura A/S	Canada	BULKAMID	TMA680344	5 10 (1) Gels for medical purposes, namely gels for injection for treatment of incontinence. (2) Gels for use in surgery and in plastic surgery.	01-25-2022

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

				(3) Surgical implants. (4) Injection devices (syringes and cystoscopes) for injection of gels for treatment of incontinence.
Contura A/S	Chile	BULKAMID	1130156	5 Pharmaceutical and veterinary preparations, including gels for medical use, especially gels for injections into the urethra for the treatment of incontinence; sanitary preparations adapted for medical purposes; baby food, material for stopping teeth, dental wax; disinfectants; preparations to destroy harmful animals (vermin), fungicides, herbicides.	08-06-2024
Contura A/S	Chile	BULKAMID	1130154	10 Surgical, medical, dental and veterinary apparatus and instruments, including injection devices, artificial limbs, eyes and teeth; orthopedic articles, suture material, gels for use in surgery and plastic surgery, and surgical implants, including gels	08-06-2024

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

				and implants for the treatment of incontinence.
Contura A/S	China	BULKAMID	825023
5 Pharmaceutical products and veterinary products for medical use, including gels, particularly gels for injection into the urethra for treating incontinence; sanitary preparations adapted for medical use; food for babies; material for stopping teeth and dental wax, disinfectants, preparations for destroying vermin, fungicides and herbicides; gels for surgical use and for plastic surgery and surgical implants, including gels and implants for the treatment of incontinence.
10 Surgical, medical, dental and veterinary apparatus and instruments; artificial limbs, eyes and teeth; orthopedic articles; suture materials.
					04-26-2024
Contura A/S	Denmark	BULKAMID	VR 2003 02419	5 Pharmaceutical and veterinary preparations, including gels for medical	07-10-2023

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

use, especially gels for urethra injection for the treatment of incontinence; sanitary preparations for medical purposes; dietetic preparations for medical use, infant foods, patches and dressings; material for dental sealing and for prints; disinfectants, pest eradication preparations, fungicides and herbicides.
10 Surgical, medical, dental and veterinary apparatus and instruments, artificial limbs, eyes and teeth; orthopedic articles; suture materials; gels for surgical and plastic surgical purposes and surgical implants, including gels and implants for the treatment of incontinence.

Contura A/S	EU	BULKAMID	003490745	5 Pharmaceutical and veterinary preparations including gels for medical use, especially gels for injection in the urethra for treatment of incontinence; sanitary preparations	10-31-2023

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

adapted for medical use; food for babies; material for stopping teeth, dental wax, disinfectants, preparations for destroying vermin, fungicides, herbicides.
10 Surgical, medical, dental and veterinary apparatus and instruments, artificial limbs, eyes and teeth; orthopedic articles; suture materials, gels for use in surgery and in plastic surgery and surgical implants, including gels and implants for treatment of incontinence.

Contura A/S	India	BULKAMID	1280002
5 Pharmaceutical and veterinary preparations including gels for medical use, especially gels for injection in the urethra for treatment of incontinence, sanitary preparations adapted for medical use, food for babies, material for stopping teeth, dental wax, disinfectants, preparations for
04-21-2024

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

destroying vermin, fungicides, herbicides.
10 surgical, medical, dental and veterinary apparatus and instruments, including injection devices, artificial limbs, eyes and teeth, orthopaedic articles, suture materials, gels for use in surgery and in plastic surgery and surgical implants, including gels and implants for treatment of incontinence.

Contura A/S	Indonesia	BULKAMID	IDM000047382	5 Pharmaceutical and veterinary preparations include gels for medical uses, especially gels for urethral injection for the treatment of incontinence; Sanitary preparations for medical purposes; baby food; Material for stoppig teeth, dental wax; disinfectants; preparations for destroying vermin, fungicides, herbicides.	01-21-2024
Contura A/S	Indonesia	BULKAMID	IDM000047380	10 Surgical, medical, dental and veterinary apparatus and	01-21-2024

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

instruments, including injection devices, artificial limbs, eyes and teeth; orthopaedic articles; suture materials, gels for use in surgery and in plastic surgery and surgical implants, including gels and implants for treatment of incontinence.
Contura A/S	Japan	BULKAMID	825023
5 Pharmaceutical products and veterinary products for medical use, including gels, particularly gels for injection into the urethra for treating incontinence; sanitary preparations adapted for medical use; food for babies; material for stopping teeth and dental wax, disinfectants, preparations for destroying vermin, fungicides and herbicides; gels for surgical use and for plastic surgery and surgical implants, including gels and implants for the treatment of incontinence.
04-26-2024

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

				10 Surgical, medical, dental and veterinary apparatus and instruments; artificial limbs, eyes and teeth; orthopedic articles; suture materials.
Contura A/S	Malaysia	BULKAMID	04002794	5 Pharmaceutical and veterinary preparations, namely gels for medical use, especially gels for injection in the urethra for treatment of incontinence; sanitary preparations adapted for medical use; all included in class 5.	03-10-2024
Contura A/S	Malaysia	BULKAMID	04002793	10 Gels for use in surgery and plastic surgery; surgical implants; all included in class 10.	03-10-2024
Contura A/S	Mexico	BULKAMID	825023
5 Pharmaceutical products and veterinary products for medical use, including gels, particularly gels for injection into the urethra for treating incontinence; sanitary preparations adapted for medical use; food for babies; material for stopping teeth and dental wax, disinfectants, preparations for
					04-26-2024

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

destroying vermin, fungicides and herbicides; gels for surgical use and for plastic surgery and surgical implants, including gels and implants for the treatment of incontinence.
10 Surgical, medical, dental and veterinary apparatus and instruments; artificial limbs, eyes and teeth; orthopedic articles; suture materials.

Contura A/S	New Zealand	BULKAMID	825023
5 Pharmaceutical products and veterinary products for medical use, including gels, particularly gels for injection into the urethra for treating incontinence; sanitary preparations adapted for medical use; food for babies; material for stopping teeth and dental wax, disinfectants, preparations for destroying vermin, fungicides and herbicides; gels for surgical use and for plastic surgery and surgical implants,
04-26-2024

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

including gels and implants for the treatment of incontinence.
10 Surgical, medical, dental and veterinary apparatus and instruments; artificial limbs, eyes and teeth; orthopedic articles; suture materials.

Contura A/S	Norway	BULKAMID	825023
5 Pharmaceutical products and veterinary products for medical use, including gels, particularly gels for injection into the urethra for treating incontinence; sanitary preparations adapted for medical use; food for babies; material for stopping teeth and dental wax, disinfectants, preparations for destroying vermin, fungicides and herbicides; gels for surgical use and for plastic surgery and surgical implants, including gels and implants for the treatment of incontinence.
10 Surgical, medical, dental and veterinary
04-26-2024

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

apparatus and instruments; artificial limbs, eyes and teeth; orthopedic articles; suture materials.
Contura A/S	Russia	BULKAMID	825023
5 Pharmaceutical products and veterinary products for medical use, including gels, particularly gels for injection into the urethra for treating incontinence; sanitary preparations adapted for medical use; food for babies; material for stopping teeth and dental wax, disinfectants, preparations for destroying vermin, fungicides and herbicides; gels for surgical use and for plastic surgery and surgical implants, including gels and implants for the treatment of incontinence.
10 Surgical, medical, dental and veterinary apparatus and instruments; artificial limbs, eyes and teeth; orthopedic articles; suture materials.
04-26-2024

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Contura A/S	Singapore	BULKAMID	825023
5 Pharmaceutical products and veterinary products for medical use, including gels, particularly gels for injection into the urethra for treating incontinence; sanitary preparations adapted for medical use; food for babies; material for stopping teeth and dental wax, disinfectants, preparations for destroying vermin, fungicides and herbicides; gels for surgical use and for plastic surgery and surgical implants, including gels and implants for the treatment of incontinence.
10 Surgical, medical, dental and veterinary apparatus and instruments; artificial limbs, eyes and teeth; orthopedic articles; suture materials.
					04-26-2024
Contura A/S	South Africa	BULKAMID	2004/00278	5 Pharmaceutical and veterinary preparations including gels for medical use, especially gels for injection in the urethra for	01-12-2024

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

				treatment of incontinence; sanitary preparations adapted for medical use; food for babies; material for stopping teeth, dental wax, disinfectants, preparations for destroying vermin, fungicides, herbicides
Contura A/S	South Africa	BULKAMID	2004/00279	10 Surgical, medical, dental, and veterinary apparatus and instruments, including injection devices, artificial limbs, eyes and teeth; orthopedic articles; suture materials, gels for use in surgery and in plastic surgery and surgical implants, including gels and implants for treatment of incontinence	01-12-2024
Contura A/S	South Korea	BULKAMID	825023
5 Gels for medical use, namely gels for treatment of incontinence; sanitary preparations adapted for medical use, namely sanitary gels for treatment of incontinence
10 Surgical implants; injectable implants for
					04-26-2024

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

surgical use; injection devices for injection of medical and surgical gels and implants.
Contura A/S	Switzerland	BULKAMID	520602
5 Pharmaceutical and veterinary preparations, including gels, especially gels for injection in the urethra for treatment of incontinence; sanitary preparations adapted for use medical; baby food; material for filling teeth and for dental impressions, disinfectant, vermin exterminating preparations, fungicides and herbicides; gels for surgical use and for plastic surgery and surgical implants, included gels and implants for processing of incontinence.
10 Surgical, medical, dental and veterinary apparatus and instruments; artificial limbs, eyes and teeth; orthopaedic articles; suturing materials
12-22-2023

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Contura A/S	Taiwan	BULKAMID	1170033
5 Pharmaceuticals and veterinary preparations including medicinal gels, especially gels for injection into the urethra for the treatment of incontinence; sanitary preparations for medical use; baby food; dental filling materials, dental wax, disinfectants, preparations for destroying vermin, fungicides, herbicides.
10 Surgical, medical, dental and veterinary apparatus and instruments, including injection devices, artificial limbs, artificial eyes and false teeth; wound suture materials; gels for use in surgery and surgical implants, including for the treatment of incontinence.
					08-15-2025
Contura A/S	Thailand	BULKAMID	Kor207085	5 Pharmaceutical preparations for treatment of urinary incontinence	03-17-2024
Contura A/S	Thailand	BULKAMID	Kor207086	10 Injection devices for medical and surgical use; Gel for use in surgery and	03-17-2024

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

plastic surgery; A surgical implant used for correcting facial deformations or deformities; Surgical implants for the treatment of urinary incontinence; Surgical implants for use with surgical treatment of knee injuries
Contura A/S	Turkey	BULKAMID	825023
5 Pharmaceutical products and veterinary products for medical use, including gels, particularly gels for injection into the urethra for treating incontinence; sanitary preparations adapted for medical use; food for babies; material for stopping teeth and dental wax, disinfectants, preparations for destroying vermin, fungicides and herbicides; gels for surgical use and for plastic surgery and surgical implants, including gels and implants for the treatment of incontinence.
10 Surgical, medical, dental and veterinary
04-26-2024

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

apparatus and instruments; artificial limbs, eyes and teeth; orthopedic articles; suture materials.
Contura A/S	Ukraine	BULKAMID	825023
5 Pharmaceutical products and veterinary products for medical use, including gels, particularly gels for injection into the urethra for treating incontinence; sanitary preparations adapted for medical use; food for babies; material for stopping teeth and dental wax, disinfectants, preparations for destroying vermin, fungicides and herbicides; gels for surgical use and for plastic surgery and surgical implants, including gels and implants for the treatment of incontinence.
10 Surgical, medical, dental and veterinary apparatus and instruments; artificial limbs, eyes and teeth; orthopedic articles; suture materials.
04-26-2024

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Contura A/S	United Kingdom	BULKAMID	UK00903490745
5 Pharmaceutical and veterinary preparations including gels for medical use, especially gels for injection in the urethra for treatment of incontinence; sanitary preparations adapted for medical use; food for babies; material for stopping teeth, dental wax, disinfectants, preparations for destroying vermin, fungicides, herbicides.
10 Surgical, medical, dental and veterinary apparatus and instruments, artificial limbs, eyes and teeth; orthopedic articles; suture materials, gels for use in surgery and in plastic surgery and surgical implants, including gels and implants for treatment of incontinence.
					10/31/2023
Contura A/S	US	BULKAMID	4315566	5: Pharmaceutical and veterinary preparations, namely, gels for medical use, injectable gels for surgical use and injectable surgical implants in the	04-09-2023

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

form of living tissue, all for the treatment of urinary and anal incontinence
10 medical, surgical and injectable implants made of artificial materials, also in the form of gels and for the treatment of urinary and anal incontinence; injection tools in the nature of medical syringes for injecting gels and injectable implants

Contura A/S	Vietnam	BULKAMID	825023
5 Pharmaceutical products and veterinary products for medical use, including gels, particularly gels for injection into the urethra for treating incontinence; sanitary preparations adapted for medical use; food for babies; material for stopping teeth and dental wax, disinfectants, preparations for destroying vermin, fungicides and herbicides; gels for surgical use and for plastic surgery and surgical implants, including gels and
04-26-2024

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

implants for the treatment of incontinence. 10 Surgical, medical, dental and veterinary apparatus and instruments; artificial limbs, eyes and teeth; orthopedic articles; suture materials.
Contura A/S	WIPO	BULKAMID	825023
5 Pharmaceutical products and veterinary products for medical use, including gels, particularly gels for injection into the urethra for treating incontinence; sanitary preparations adapted for medical use; food for babies; material for stopping teeth and dental wax, disinfectants, preparations for destroying vermin, fungicides and herbicides; gels for surgical use and for plastic surgery and surgical implants, including gels and implants for the treatment of incontinence.
10 Surgical, medical, dental and veterinary apparatus and
04-26-2024

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

instruments; artificial limbs, eyes and teeth; orthopedic articles; suture materials.

Other material Intellectual Property:

Details of other material Intellectual Property (including, for example, Know-how, trade secrets, unregistered trade marks, registered or unregistered copyrights, and database rights, and including details of authorship and first use / date of creation, where relevant) to be transferred from the Vendor's Group to an Acquired Group Company on Completion pursuant to the Pre-Completion Reorganisation:

Unregistered / common law trade marks

RECTAMID (word mark)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Domain names and social media accounts

Current owner	Domain	Renewal Date
Contura International A/S	bulkamid.cn	03-16-2021
Contura International A/S	bulkamid.co.uk	03-16-2021
Contura International A/S	bulkamid.com	08-18-2021
Contura International A/S	bulkamid.com.mx	03-16-2021
Contura International A/S	bulkamid.de	08-20-2021
Contura International A/S	bulkamid.es	11-08-2021
Contura International A/S	bulkamid.fr	03-23-2021
Contura International A/S	bulkamid.info	08-18-2021
Contura International A/S	bulkamid.it	04-12-2021
Contura International A/S	bulkamid.jp	03-31-2021
Contura International A/S	bulkamid.nl	12-31-2021
Contura International A/S	bulkamid.se	03-16-2021
Contura International A/S	bulkamid.us	11-25-2021
Contura International A/S	bulkamidacademy.co.uk	05-14-2021
Contura International A/S	bulkamidacademy.com	05-14-2021
Contura International A/S	bulkamidtraining.co.uk	03-26-2021
Contura International A/S	bulkamidtraining.com	03-26-2021
Contura International A/S	controlyourchoice.com	02-07-2022
Contura International A/S	Controlyourchoice.co.uk	02-19-2022
Contura International A/S	Rectamid.com	09-09-2021
Contura International A/S	https://www.facebook.com/Bulkamid-921968917891980/	N/A

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Contura International A/S	https://twitter.com/bulkamid	N/A

Field-specific Know-how:

All Know-how that exclusively relates to the Field, including, but not limited to:

    Know-how that exclusively relates to the Bulkamid Product and/or the Manufacture of the Bulkamid Product; and
    Know-how that exclusively relates to Rectamid and/or the Manufacture of Rectamid.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
3.    BUSINESS IP TO BE LICENCED TO THE COMPANY FROM COMPLETION PURSUANT TO THE CROSS-LICENCE AGREEMENT AND KNOW-HOW LICENCE AGREEMENT

Registered trade marks (to be licenced through the Cross-Licence Agreement):

Current owner	Country	Mark	Registration number	Class / Specification of goods or services	Next renewal date
Contura A/S	EU	Droplet Design	017690769
5 Gels for medical and surgical purposes, injectable gels for medical, surgical, reconstruction and aesthetic purposes and for the treatment of incontinence.
10 Surgical implants, medical implants and injectable implants, also in the form of gels and for the treatment of incontinence.
					01-16-2028
Contura A/S	United Kingdom	Droplet Design	UK00917690769	5 Gels for medical and surgical purposes, injectable gels for medical, surgical, reconstruction and aesthetic purposes and for the treatment of incontinence.	01-19-2028

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

				10 Surgical implants, medical implants and injectable implants, also in the form of gels and for the treatment of incontinence.
Contura A/S	EU	Droplet Design	017690777
5 Gels for medical and surgical purposes, injectable gels for medical, surgical, reconstruction and aesthetic purposes and for the treatment of incontinence.
10 Surgical implants, medical implants and injectable implants, also in the form of gels and for the treatment of incontinence.
					01-16-2028
Contura A/S	United Kingdom	Droplet Design	UK00917690777
5 Gels for medical and surgical purposes, injectable gels for medical, surgical, reconstruction and aesthetic purposes and for the treatment of incontinence.
10 Surgical implants, medical implants and injectable implants, also in the form of gels
					01-16-2028

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

				and for the treatment of incontinence.
Contura A/S	EU	Droplet Design	017690827
5 Gels for medical and surgical purposes, injectable gels for medical, surgical, reconstruction and aesthetic purposes and for the treatment of incontinence.
10 Surgical implants, medical implants and injectable implants, also in the form of gels and for the treatment of incontinence.
					01-16-2028
Contura A/S	United Kingdom	Droplet Design	UK00917690827
5 Gels for medical and surgical purposes, injectable gels for medical, surgical, reconstruction and aesthetic purposes and for the treatment of incontinence.
10 Surgical implants, medical implants and injectable implants, also in the form of gels and for the treatment of incontinence.
					01-16-2028

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
Relevant, non Field-specific, Know-how (to be licenced through the Know-how Licence Agreement):

All Know-how that is relevant to the Field but does not exclusively relate to the Field, including, but not limited to:

    Know-how that is relevant to, but does not exclusively relate to, the Bulkamid Product and/or the Manufacture of the Bulkamid Product; and
    Know-how that that is relevant to, but does not exclusively relate to, Rectamid and/or the Manufacture of Rectamid.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

4.    BUSINESS IP TO BE LICENCED TO VENDOR PURSUANT TO CROSS-LICENCE AGREEMENT
Registered patents and patent applications:

Current owner	Country	Publication / Patent number	Application number	Date filed	Date Published / Granted	Title	Next renewal date	Status
Contura A/S	US		60/228,081	08-25-2000		POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	US	7,780,958	09/938,667	08-27-2001	08-24-2010	POLYACRYLAMIDE HYDROGEL FOR THE TREATMENT OF INCONTINENCE AND VESICOURETAL REFLUX	02-24-2022 (first day open 08-24-2021)	Alive (Expires 08-27-2021)
Contura A/S	US	7,678,146	09/938,670	08-27-2001	03-16-2010	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	09-16-2021 (first day open 03-16-2021)	Alive (Expires 08-27-2021)
Contura A/S	US	7,935,361	09/938,669	08-27-2001	05-03-2011	POLYACRYLAMIDE HYDROGEL AS A SOFT TISSUE FILLER ENDOPROSTHESIS	11-03-2022 (first day open 05-03-2022)	Alive (Expires 08-27-2021)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Contura A/S	US	7,186,419	09/938,668	08-27-2001	03-06-2007	POLYACRYLAMIDE HYDROGEL FOR ARTHRITIS	n/a	Alive (Expires 04-21-2022)
Contura A/S	AR	032764AA	2001P104075	08-27-2001	09-30-2010	A HYDROGEL, ITS USE, METHOD FOR ITS PREPARATION, AN IMPLANTABLE OR INJECTABLE ENDOPROTHESIS THAT INCLUDES IT AND METHODS THAT USE SUCH HYDROGELPOLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	TH	80743A	20011003450	08-27-2001	10-31-2006	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	MY	130475A	20010004007	08-25-2001	06-29-2007	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	US	8,216,561	11/469,213	08-31-2006	07-10-2012	POLYACRYLAMIDE HYDROGEL FOR THE TREATMENT OF INCONTINENCE AND VESICOURETAL REFLUX	01-10-2024 (first day open 07-10-2023)	Alive (Expires 01-05-2026)
Contura A/S	US	7,790,194	11/099,527	04-06-2005	09-07-2010	POLYACRYLAMIDE HYDROGEL AS A SOFT TISSUE FILLER ENDOPROSTHESIS	03-07-2022 (first day open 09-07-2021)	Alive (Expires 08-27-2021)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Contura A/S	DK		20000001262	08-25-2000		POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	PCT	WO02/16453	PCT/DK2001/00565	08-25-2001	02-28-2002	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	ZA	200208717A	20020008717	10-28-2002	02-10-2004	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	ES	2214988T3 / 1418188	20040002645T	08-25-2001	11-11-2009	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	ES	2237588T5 / 1287048	20010960207T	08-25-2001	04-27-2008	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	PT	1287048T	20010960207T	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	DE	60140489D1 / 1418188	20016040489T	08-25-2001	11-11-2009	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	DE	60144200D1 / 1564230	20016044200T	08-25-2001	03-09-2011	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next	Alive (Expires 08-25-2021)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

							renewal date)
Contura A/S	ES	2362583T3 / 1564230	20050009167T	08-25-2001	03-09-2011	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	EP	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (after grant, renewals are paid in validated countries)	Alive (indirectly alive via validated countries)
Contura A/S	BE	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	CH	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Contura A/S	FI	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	FR	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	CY	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	GB	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	GR	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	IE	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	IT	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to	Alive (Expires 08-25-2021)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

							next renewal date)	(Expires 08-25-2021)
Contura A/S	LU	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	MC	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	NL	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	SE	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	TR	1287048	01960207.7	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	AU	2001281763BB	20010281763	08-25-2001	10-19-2006	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	NO	20025198L	20020005198	10-30-2002	12-18-2002	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	IL	152803A1	20010152803	08-25-2001	12-02-2009	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	HU	0302054AC	20030002054	08-25-2001	10-29-2007	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Contura A/S	BG	66025B1	20020107397	12-17-2002	08-27-2010	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	HK	1054396B	20030106346	09-05-2003	10-07-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	RU	2301814C2	20030107927	08-25-2001	06-27-2007	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	EE	05367B1	20020000692	08-25-2001	12-15-2010	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	AT	294198E / 1287048	20010960207T	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	DK	1287048T4	20010960207T	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Contura A/S	DE	60110413T3 /1287048	20016010413T	08-25-2001	04-27-2005	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	IN	209617B	2003CN00302	02-20-2003	09-05-2007	A PROSTHETIC DEVICE FOR SOFT TISSUE AUGMENTATION	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	IL	210064A1	20010210064	08-25-2001	12-31-2014	USE OF A POLYACRYLAMIDE HYDROGEL FOR THE PREPARATION OF AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	IL	196770A1	20010196770	08-25-2001	02-01-2013	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	EP	1418188B1	04002645.2	08-25-2001	11-11-2009	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	FR	1418188B1	04002645.2	08-25-2001	11-11-2009	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Contura A/S	GB	1418188B1	04002645.2	08-25-2001	11-11-2009	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	IT	1418188B1	04002645.2	08-25-2001	11-11-2009	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	NL	1418188B1	04002645.2	08-25-2001	11-11-2009	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	BR	PI0204593-1	PI0204593-1	07-11-2002	02-14-2018	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	11-07-2021	Alive (Expires 02-14-2028)
Contura A/S	EP	1564230B1	20050009167	08-25-2001	03-09-2011	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (after grant, renewals are paid in validated countries)	Alive (indirectly alive via validated countries)
Contura A/S	DK	1418188T3	20040002645T	08-25-2001	11-11-2009	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	DK	1564230T3	20050009167T	08-25-2001	03-09-2011	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to	Alive

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

							next renewal date)	(Expires 08-25-2021)
Contura A/S	AU	2006220922BB	20060220922	09-22-2006	08-21-2008	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	EP	2272881A2	20100182169	08-25-2001	01-12-2011	POLYACRYLAMIDE HYDROGEL FOR USE IN THE TREATMENT OF ARTHRITIS	n/a	Closed
Contura A/S	SG	93050	200206865-8	08-25-2001	08-31-2006	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed
Contura A/S	BE	1564230	05009167.7	25-08-2001	09-03-2011	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	CH	1564230	05009167.7	25-08-2001	09-03-2011	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next	Alive (Expires 08-25-2021)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

							renewal date)
Contura A/S	FR	1564230	05009167.7	25-08-2001	09-03-2011	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	GB	1564230	05009167.7	25-08-2001	09-03-2011	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	IE	1564230	05009167.7	25-08-2001	09-03-2011	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	IT	1564230	05009167.7	25-08-2001	09-03-2011	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next	Alive (Expires 08-25-2021)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

							renewal date)
Contura A/S	NL	1564230	05009167.7	25-08-2001	09-03-2011	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	SE	1564230	05009167.7	25-08-2001	09-03-2011	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a (Expires prior to next renewal date)	Alive (Expires 08-25-2021)
Contura A/S	US		60/314,672	08-27-2001		TEMPERATURE-CONTROLLED PROCESS FOR PREPARATION OF HOMOGENEOUS POLYMERS	n/a	Closed
Contura A/S	DK		20010001266	08-25-2001		TEMPERATURE-CONTROLLED PROCESS FOR PREPARATION OF HOMOGENEOUS POLYMERS	n/a	Closed
Contura A/S	US	20030176602	10/227,265	08-26-2002	09-18-2003	TEMPERATURE-CONTROLLED PROCESS FOR PREPARATION OF HOMOGENEOUS POLYMERS	n/a	Closed
Contura A/S	PCT	WO03018641	PCT/IB2002/03441	08-26-2002	03-06-2003	TEMPERATURE-CONTROLLED PROCESS FOR PREPARATION OF HOMOGENEOUS POLYMERS	n/a	Closed

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Contura A/S	CN	1296393C /ZL02816691.4	20028016691	08-26-2002	01-24-2007	TEMPERATURE-CONTROLLED PROCESS FOR PREPARATION OF HOMOGENEOUS POLYMERS	08-26-2021	Alive (Expires 08-26-2022)
Contura A/S	CN	1970590A	200610149475	08-26-2002	05-30-2007	TEMPERATURE-CONTROLLED PROCESS FOR PREPARATION OF HOMOGENEOUS POLYMERS	n/a	Closed
Contura A/S	HK	1107361	20070113111	11-30-2007	04-03-2008	TEMPERATURE-CONTROLLED PROCESS FOR PREPARATION OF HOMOGENEOUS POLYMERS	n/a	Closed
Contura A/S	JP	4015618B2	20030523500T	08-26-2002	09-21-2007	TEMPERATURE-CONTROLLED PROCESS FOR PREPARATION OF HOMOGENEOUS POLYMERS	09-21-2021	Alive (Expires 08-26-2022)
Contura A/S	KR	100502135B1	20047002730	08-26-2002	07-08-2005	TEMPERATURE-CONTROLLED PROCESS FOR PREPARATION OF HOMOGENEOUS POLYMERS	n/a	Closed
Contura A/S	LB	6336	96-01-0774346	08-27-2001	08-27-2001	POLYACRYLAMIDE HYDROGEL AND ITS USE AS AN ENDOPROSTHESIS	n/a	Closed

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
SCHEDULE 8
Tax
Part 1: Definitions
1.    DEFINITIONS AND INTERPRETATION
1.1    The following definitions and rules of interpretation in this paragraph apply in this Schedule:
"Accounts Relief" means:
(a)    any Relief to the extent that it has been taken into account in computing (and so reducing or eliminating) any provision for deferred tax in the Completion Accounts or which but for such Relief would have appeared in the Completion Accounts; and
(b)    any Relief to the extent that it has been shown as an asset in the Completion Accounts;
"Agreed Rate" means 3% per annum above Barclays Bank plc's base rate from time to time;
"Balancing Payment" means a payment made pursuant to Part 4 of the Taxation (International and Other Provisions) Act 2010;
"CAA 2001" means the Capital Allowances Act;
“CFA 2017” means the Criminal Finances Act 2017;
"CTA 2009" means the Corporation Tax Act 2009;
"Dispute" means any dispute, appeal, negotiations or other proceedings in connection with a Tax Claim;
"Event" includes (without limitation) the expiry of a period of time, any Acquired Group Company becoming or ceasing to be associated or connected with any other person for any Tax purpose or ceasing to be or becoming resident in any country for any Tax purpose, the death or the winding up or dissolution of any person, the earning, receipt or accrual for any Tax purpose of any income, profit or gains, the incurring of any loss or expenditure, and any transaction (including the execution and completion of all provisions of this Agreement), event, act or omission whatsoever, and any reference to an Event occurring on or before a particular date shall include Events which for Tax purposes are deemed to have or are regarded as having occurred on or before that date;
“Group Relief” means any Relief available to be surrendered, shared or transferred between members of a Tax group;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
"IHTA 1984" means the Inheritance Tax Act 1984;
"ITEPA 2003" means the Income Tax (Earnings and Pensions) Act 2003;
"Liability for Taxation" means:
(a)    any liability of an Acquired Group Company to make an actual payment of or in respect of Tax whether or not the same is primarily payable by that Acquired Group Company and whether or not that Acquired Group Company has or may have any right of reimbursement against any other person, in which case the amount of the Liability for Taxation shall be the amount of the actual payment;
(b)    the Loss of all or any part of an Accounts Relief within paragraph (a) of the definition of that term, in which case the amount of the Liability for Taxation will be the amount of Tax which would (on the basis of Tax rates current at the date of the Completion Accounts) have been saved but for such Loss, on the assumption that there are sufficient profits against which to set the Accounts Relief, or where the Relief is the right to repayment of Tax or to a payment in respect of Tax, the amount of the repayment or payment to the extent that it has been Lost;
(c)    the Loss of all or part of an Accounts Relief within paragraph (b) of the definition of that term, in which case the amount of the Liability for Taxation shall be equal to the amount of the reduction that there would have been in the value of the asset had the Loss been known about when the Completion Accounts were prepared;
(d)    the use or setting off of any Purchaser's Relief in circumstances where, but for such use or set off, an Acquired Group Company would have had a liability to make a payment of or in respect of Tax for which the Purchaser would have been able to make a claim against the Vendor under this Schedule, in which case, the amount of the Liability for Taxation shall be the amount of Tax for which the Vendor would have been liable but for such use or set off; and
(e)    any liability of an Acquired Group Company to make a payment pursuant to an indemnity, guarantee or covenant entered into before Completion under which that Acquired Group Company has agreed to meet or pay a sum equivalent to or by reference to another person's Tax liability, in which case the Liability for Taxation shall be equal to the amount of the liability;
(f)    any liability of an Acquired Group Company to make a payment (other than to another Acquired Group Company) for Group Relief or for a transferred Tax refund or of a Balancing Payment pursuant to any arrangement entered into before Completion, or any liability of an Acquired Group Company to make a repayment (other than to another Acquired Group Company) of any such payment received by it before Completion, in each case where such liability is not recognised as a

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
liability in the Completion Accounts, in which case the amount of the Liability for Taxation shall be equal to the amount required to be paid or repaid;
"Loss" means absence, failure to obtain, non-existence, non-availability, reduction, nullification, disallowance or claw-back for whatever reason;
"Overprovision" means the amount by which any provision for Tax (other than deferred tax) in the Completion Accounts is overstated or any right to repayment of Tax is understated in the Completion Accounts, except to the extent that such overstatement or understatement arises as a result of:
(a)    any change in the law of Tax (other than a change targeted specifically at countering a tax avoidance scheme to which an Acquired Group Company has been party before Completion) announced and coming into force after Completion (whether relating to rates of Tax or otherwise) or any change in or withdrawal of any extra-statutory concession previously made by a Tax Authority (in each case whether or not the change or withdrawal purports to be effective retrospectively in whole or in part);
(b)    a voluntary act, transaction or omission after Completion of the relevant Acquired Group Company outside the ordinary course of its business (as such business was carried on at Completion) or the Purchaser; or
(c)    the use or set off after Completion of:
(i)    any Purchaser's Relief; or
(ii)    any Relief which has been taken into account in computing and reducing the liability of the Vendor under the Tax Warranties or this Schedule;
"Purchaser's Relief" means:
(a)    any Accounts Relief;
(b)    any Relief which arises in connection with any Event occurring after Completion; and
(c)    any Relief whenever arising, of the Purchaser or any member of the Purchaser's Tax Group other than the Group;
"Relief" includes any loss, relief, allowance, credit, exemption or set off in respect of Tax or any deduction in computing income, profits or gains for any Tax purpose and any right to a repayment of Tax or to a payment in respect of Tax;

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"Saving" means the reduction or elimination of any liability of any Acquired Group Company, the Purchaser or any member of the Purchaser’s Tax Group to make an actual payment of Taxation in respect of which the Vendor would not, disregarding the Vendor’s monetary limit in paragraph 2.3 of Schedule 6, have been liable under paragraph 1 of Part 2 of this Schedule 8 by the use of any Relief arising as a result of, or in respect of, a Liability for Taxation in respect of which the Vendor is or was liable to make a payment under paragraph 1 of Part 2 of this Schedule 8;
"Tax" or "Taxation" means all forms of taxation and statutory, governmental, state, federal, provincial, local, government or municipal charges, duties, imposts, contributions, levies, withholdings or liabilities in the nature of taxation wherever chargeable and whether of the United Kingdom or any other jurisdiction (including, for the avoidance of doubt, pay as you earn ("PAYE") and national insurance contributions in the United Kingdom and corresponding obligations elsewhere) and all interest, penalties, surcharges, fines, relating to any of the above (including interest and penalties arising from the failure of an Acquired Group Company to make adequate instalment payments under the Corporation Tax (Instalment Payments) Regulations 1998 (SI 1998/3175) in any period ending on or before Completion) or to a failure to make any return, comply with any reporting requirements or supply any information in connection with any of the above;
"Tax Authority" means any government, state or municipality or any local, state, federal or other fiscal, revenue, customs or excise authority, body or official competent to impose, administer, levy, assess or collect Tax in the United Kingdom or elsewhere;
"Tax Claim" means any assessment, notice, demand, letter or other document issued or action taken by or on behalf of any Tax Authority or any self-assessment from which it appears that an Acquired Group Company is or may be subject to a Liability for Taxation in respect of which the Vendor is or may be liable under this Schedule or in respect of a Tax Warranty Claim;
"Tax Group" means those companies which are from time to time treated as members of the same group or are otherwise connected or associated in any way for any Tax purpose;
"Taxation Statute" means any directive, statute, enactment, law or regulation wherever enacted or issued, coming into force or entered into providing for or imposing any Tax and shall include orders, regulations, instruments, bye laws or other subordinate legislation made under the relevant statute or statutory provision and any directive, statute, enactment, law, order, regulation or provision which amends, extends, consolidates or replaces the same or which has been amended, extended, consolidated or replaced by the same;
"TCGA 1992" means the Taxation of Chargeable Gains Act 1992;
"TMA 1970” means the Taxes Management Act 1970; and

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“Vendor’s Tax Group” means:
(a)    the Vendor;
(b)    those companies which are from time to time treated as members of the same group as or otherwise connected or associated in any way for any Tax purpose with the Vendor; and
(c)    those companies which have at any time prior to Completion been treated as members of the same group as or been otherwise connected or associated in any way for any Tax purpose with an Acquired Group Company, but does not include any Acquired Group Company.
1.2    References to gross receipts, income, profits or gains earned, accrued or received shall include any gross receipts, income, profits or gains deemed pursuant to the relevant Taxation Statute to have been or treated or regarded as earned, accrued or received.
1.3    References to a repayment of Tax shall include any repayment supplement or interest in respect of it.
1.4    Unless the contrary intention appears in this Schedule, words and expressions defined in this Agreement have the same meaning in this Schedule and any provisions in this Agreement concerning matters of construction or interpretation also apply in this Schedule.
1.5    Any stamp duty which is charged on any document or, in the case of a document which is outside the United Kingdom, any stamp duty which would be charged on the document if it were brought into the United Kingdom, which is necessary to establish the title of an Acquired Group Company to any asset, and any interest, fine or penalty relating to such stamp duty, shall be deemed to be a liability of that Acquired Group Company to make an actual payment of Taxation in consequence of an Event arising on the last day on which it would have been necessary to pay such stamp duty in order to avoid any liability to interest or penalties arising on it.
1.6    References to the due date for payment of any Tax shall mean the last day on which that Tax may, by law, be paid without incurring any penalty, fine, surcharge, interest or other similar imposition (after taking into account any postponement of the date that was obtained for the payment of that Tax).
1.7    References in this Schedule to “the W&I Policy” shall be to the W&I Policy in the form entered into on or around the date of this Agreement.

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Part 2: Covenant
2.    COVENANT
2.1    The Vendor covenants with the Purchaser that, subject to the provisions of this Schedule, the Vendor shall pay to the Purchaser an amount equal to any:
(a)    Liability for Taxation resulting from or in respect of any Event occurring on or before Completion or in respect of any gross receipts, income, profits or gains earned, accrued or received by an Acquired Group Company on or before Completion;
(b)    Liability for Taxation which is the liability of any person other than an Acquired Group Company, the Purchaser or any other member of the Purchaser’s Tax Group (the "Primary Person") and for which an Acquired Group Company, the Purchaser or any other member of the Purchaser's Tax Group is liable in consequence of that Acquired Group Company's relationship with the Primary Person prior to Completion and the Primary Person failing to discharge such Liability for Taxation;
(c)    Liability for Taxation which is a liability for inheritance tax and which:
(i)    is a liability of an Acquired Group Company and arises as a result of a transfer of value occurring or being deemed to occur on or before Completion (whether or not in conjunction with the death of any person whenever occurring); or
(ii)    has given rise at Completion to a charge, mortgage or power of sale on any of the Shares or on the assets of any Acquired Group Company; or
(iii)    gives rise after Completion to a charge on any of the Shares or on any assets of any Acquired Group Company as a result of the death of any person within seven years of a transfer of value which occurred before Completion;
(d)    Liability for Taxation being:
(i)    Employer Class 1 national insurance contributions (secondary) (together with any interest, fines and penalties); or
(ii)    Employee Class 1 national insurance contributions (primary) and income tax (in each case together with any interest, fines and penalties);

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arising at any time:
(iii)    in respect of the grant, exercise, surrender, exchange or other disposal of an option or other right to acquire securities where the grant of the option or other right to acquire the security occurred on or before Completion; or
(iv)    in respect of any acquisition, vesting, holding, variation or disposal of employment-related securities (as defined for the purposes of Part 7 of ITEPA 2003), or any equivalent securities legally or beneficially held by individuals who are resident for Tax purposes outside the United Kingdom, where the acquisition of the security occurred on or before Completion;
(e)    Liability for Taxation that arises at any time under Part 7A of ITEPA 2003 where the arrangement within section 554A of ITEPA 2003 giving rise to the charge was entered into on or before Completion (other than any arrangement involving the Purchaser or any other member of the Purchaser’s Tax Group);
(f)    Liability for Taxation arising in connection with or as a result of the debt financing of the German subsidiary;
(g)    Liability for Taxation arising in connection with or as a result of the Pre-Completion Reorganisation; and
(h)    reasonable costs and expenses (including legal costs and the cost of removing any charge or other encumbrance imposed by a Tax Authority) properly incurred by the Purchaser, an Acquired Group Company or any member of the Purchaser's Tax Group in connection with any Liability for Taxation in respect of which the Vendor is liable under this Schedule or in successfully taking any action under this Schedule.
2.2    For the purposes of paragraph 2.1(c), in determining whether a charge on the Shares or on any assets of an Acquired Group Company arises at any time, or whether there is a liability for inheritance tax, the fact that any Tax may be paid in instalments shall be disregarded and such Tax shall be treated for the purposes of this Schedule as becoming due or to have become due and a charge as arising or having arisen on the date of the transfer of value or other date or Event on or in respect of which it becomes payable or arises.
2.3    The provisions of section 213 of IHTA 1984 (refund by instalments) shall be deemed not to apply to any liability for inheritance tax within paragraph 2.1(c).
3.    PAYMENT DATE AND INTEREST
3.1    Payment by the Vendor in respect of any liability under this Schedule must be made in cleared and immediately available funds on or before the later of the date which is five

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Business Days after the date on which the Purchaser serves notice on the Vendor requesting payment and the following dates (in each case the "Due Date"):
(a)    in the case of a Liability for Taxation that involves an actual payment of or in respect of Tax, or in the case of a Liability for Taxation within paragraph (f) of the definition of Liability for Taxation, or in the case of a liability under paragraph 2.1(h) (costs and expenses), the date which is five Business Days before the due date for payment; or
(b)    in the case of the Loss of a right to repayment of Tax which is a Liability for Taxation within paragraph (c) of the definition of Liability for Taxation, the date which is five Business Days following the date on which the Purchaser serves notice on the Vendor requesting payment; or
(c)    in a case that involves the Loss of an Accounts Relief (other than a right to repayment of Tax), the last date upon which Tax is or would have been required to be paid to the relevant Tax Authority in respect of the earlier of:
(i)    the period in which the Loss of the Accounts Relief gives rise to an actual liability to pay Tax; or
(ii)    the period in which the Loss of the Accounts Relief occurs;
(d)    in a case that falls within paragraph (d) of the definition of Liability for Taxation, the date upon which the Tax saved by an Acquired Group Company is or would have been required to be paid to the relevant Tax Authority.
3.2    Any dispute as to the amount payable under paragraph 2.1(b) to paragraph 2.1(d) (inclusive) shall be determined by the auditors of the relevant Acquired Group Company for the time being, acting as experts and not as arbitrators (the costs of that determination being shared equally by the Vendor and the Purchaser).
3.3    For the avoidance of doubt, if any sums required to be paid by the Vendor under this Schedule are not paid on the relevant Due Date, the provisions of clause 35.4 shall apply.
4.    EXCLUSIONS
4.1    The covenants contained in paragraph 2.1 above shall not apply to any Liability for Taxation, and the Vendor shall not be liable under the Tax Warranties in respect of any Liability for Taxation, if and to the extent that:
(a)    provision or reserve (other than a provision for deferred tax) in respect of the Liability for Taxation is made in the Completion Accounts or the Liability for Taxation was otherwise reflected in the Completion Accounts; or

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(b)    it was discharged on or before Completion and the discharge of such Liability for Taxation was reflected in the Completion Accounts; or
(c)    it arises or is increased as a result only of any change in the law of Tax (other than a change targeted specifically at countering a tax avoidance scheme to which an Acquired Group Company has been party before Completion) announced and coming into force after Completion (whether relating to rates of Tax or otherwise) or any change in or withdrawal of any extra-statutory concession previously made by a Tax Authority (in each case whether or not the change or withdrawal purports to be effective retrospectively in whole or in part) provided that this paragraph (c) shall not apply to any payment made under Clause 16.2 to Clause 16.6 (inclusive) (Tax); or
(d)    it would not have arisen but for a change after Completion in the bases, methods, or policies relating to accounting or Taxation of an Acquired Group Company (including a change in accounting reference date or the period in respect of which accounts are made up) other than a change made in order to comply with generally accepted accounting practice in the United Kingdom as at Completion or in order to comply with any applicable law or generally published HMRC practice in relation to Taxation; or
(e)    it would not have arisen but for a voluntary act, transaction or omission after Completion of the relevant Acquired Group Company or the Purchaser outside the ordinary course of its business (as such business was carried on at Completion) which the Purchaser was aware or ought reasonably to have been aware would give rise to the Liability for Taxation; or
(f)    it has been made good without cost or loss to any Acquired Group Company, the Purchaser or any member of the Purchaser’s Tax Group; or
(g)    it arises or is increased by virtue of the failure or omission by an Acquired Group Company or the Purchaser to make any claim, election, surrender or disclaimer or give any notice or consent or do any other thing after Completion (other than a failure or omission made at the written request of the Vendor), the making, giving or doing of which was taken into account or assumed in computing (and so reducing) any provision or reserve for Tax in the Completion Accounts; or
(h)    it constitutes interest, penalties, a fine or a surcharge arising from a failure to pay Tax to a Tax Authority promptly after the Vendor has made a payment of an amount to the Purchaser in respect of a Tax Liability pursuant to a Tax Claim; or
(i)    it arises in connection with any failure to make an instalment payment or the making of an insufficient instalment payment prior to Completion under the Corporation Tax (Instalment Payments) Regulations 1998 in circumstances where the payments (if any) made prior to Completion would not subsequently have proved to have been insufficient but for the profits and gains earned by an Acquired Group

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Company after Completion proving to be greater than those expected at the date of the relevant instalment payment to be earned, accrued or received by the relevant Acquired Group Company after Completion, and the instalment payments made prior to Completion were appropriate for the profits and gains expected; or
(j)    it arises or is increased as a consequence of any claim, election, surrender, disclaimer, withdrawal or amendment made or notice or consent given after Completion by the Purchaser, an Acquired Group Company or any member of the Purchaser’s Tax Group under the provisions of any enactment or regulation relating to Tax other than any claim, election, surrender, disclaimer, withdrawal or amendment, notice or consent assumed to have been made, given or done (and communicated to the Purchaser prior to finalisation of the Completion Accounts) in computing (and so reducing) the amount of any allowance, provision or reserve in the Completion Accounts; or
(k)    it would not have arisen but for a cessation, or change in the nature or conduct, in each case after Completion, of any trade or business carried on by an Acquired Group Company at Completion; or
(l)    after deduction of any reasonable costs incurred by the relevant Acquired Group Company (excluding for the avoidance of doubt any premium paid for the W & I Policy) recovery has been made at no cost to the relevant Acquired Group Company in respect of it from any person other than an Acquired Group Company or under the W&I Policy; or
(m)    any Relief other than a Purchaser’s Relief is available (or would have been so available had it not already been used to mitigate one or more Tax Liabilities of an Acquired Company which arose in respect of a period or an Event occurring after Completion and had the relevant Acquired Group Company taken any reasonable procedural or administrative action which was available to the Acquired Group Company to cause the Relief to be available) to reduce or eliminate such Tax Liability; or
(n)    it consists of any costs or expenses of the Purchaser or an Acquired Group Company which are incurred in connection with the Purchaser or an Acquired Group Company disputing resisting or appealing against a Tax Claim that relates to a Tax Liability after the date from which the Purchaser or the relevant Acquired Group Company is entitled pursuant to paragraph 9 to deal with the Tax Claim as it thinks fit; or
(o)    recovery has already been made in respect of it by the Purchaser, a member of the Purchaser’s Tax group or an Acquired Group Company under the Tax Warranties, the Tax Covenant, any other provision of this Agreement or any statutory right of recovery.

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4.2    For the purposes of paragraph 4.1(e) and paragraph (b) of the definition of “Overprovision” in paragraph 1.1 of Part 1, an act will not be regarded as voluntary if undertaken pursuant to a legally binding obligation entered into by an Acquired Group Company on or before Completion or imposed on a Acquired Group Company by any legislation whether coming into force before, on or after Completion or for the purpose of avoiding or mitigating a penalty imposable by such legislation, or if carried out at the written request of the Vendor, or was entered into or carried out pursuant to the terms of the W&I Policy.
4.3    The provisions of Clause 12 (Limitation of Vendor's Liability) and Schedule 6 (Limitations on the Vendor's Liability) shall apply to a claim under this Schedule as provided for therein.
4.4    The provisions of paragraph 3.1(c), (d), (e), (g), (i), (j), (k) and (n) shall not apply to any claims in respect of any Liability for Taxation falling within paragraphs 2.1(f) and 2.1(g) (specific tax liabilities).
5.    OVERPROVISIONS
5.1    If, by no later than 11.59pm on the seventh anniversary of Completion, the auditors for the time being of the relevant Acquired Group Company determine (at the request and at the expense of the Vendor) that in their opinion any provision for Tax in the Accounts (other than a provision for deferred tax) has proved to be an Overprovision (and to the extent that such Overprovision has not been taken into account in computing any liability of the Vendor under the Tax Warranties or under this Schedule), then:
(a)    the amount of the Overprovision shall first be set off against any payment then due from the Vendor under this Schedule;
(b)    to the extent that there is an excess, a refund shall be made to the Vendor of any previous payment or payments made by the Vendor under this Schedule (and not previously refunded under this Schedule) up to the amount of such excess; and
(c)    to the extent that the excess referred to in paragraph 4.1(b) is not exhausted, the remainder of that excess will be carried forward and set off against any future payment or payments which become due from the Vendor under this Schedule.
5.2    After the relevant Acquired Group Company's auditors have given their determination under this paragraph 5, the Vendor or the Purchaser may, by no later than 11.59pm on the seventh anniversary of Completion, request the auditors for the time being of that Acquired Group Company to review (at the expense of the party making the request) that determination in the light of all relevant circumstances, including any facts of which it was not aware, and which were not taken into account, at the time when such determination was made, and to confirm whether in their opinion the determination remains correct or whether, in light of those circumstances, it should be amended.

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5.3    If the auditors make an amendment to the earlier determination and the amount of the Overprovision is revised, that revised amount shall be substituted for the previous amount and any adjusting payment that is required shall be made by or to the Vendor (as the case may be) as soon as practicable.
5.4    The Purchaser shall notify the Vendor as soon as reasonably practicable (and in any event within ten Business Days) after becoming aware that there is or may be any Overprovision.
5.5    The Purchaser shall, and shall procure that any Acquired Group Company shall, procure the said auditors to determine whether or not there is an Overprovision or the amount of any Overprovision if requested to do so by the Vendor, in which case the reasonable costs of the determination shall be borne by the Vendor.
6.    SAVINGS
6.1    If, by no later than 11.59pm on the seventh anniversary of Completion, the auditors for the time being of an Acquired Group Company determine (at the request of and at the expense of the Vendor) that such Acquired Group Company has obtained a Saving (and that Saving has not been taken into account in computing any liability of the Vendor under the Tax Warranties or under this Schedule), the Purchaser shall as soon as reasonably practicable thereafter pay to the Vendor, after deduction of any amounts then due from the Vendor, the lesser of:
(a)    the amount of the Saving (as determined by the auditors), less any reasonable costs incurred by the Purchaser or such Acquired Group Company in obtaining it; and
(b)    the amount paid by the Vendor under paragraph 1 in respect of the Liability for Taxation which gave rise to the Saving less any part of that amount previously repaid to the Vendor under any provision of this Schedule or otherwise.
6.2    The Purchaser shall notify the Vendor as soon as reasonably practicable after it or an Acquired Group Company or any member of the Purchaser’s Group becomes aware that a Saving may be or has been obtained and the Purchaser shall, and shall procure that each Acquired Group Company and each member of the Purchaser's Tax Group shall, use reasonable endeavours to obtain and utilise any Saving to which it may become entitled, save to the extent that it shall not be required to do anything which may prejudice the availability, use or amount of a Purchaser’s Relief.
6.3    The Vendor shall be entitled to require, and if so requested the Purchaser shall procure, that the auditors of an Acquired Group Company, the Purchaser or a member of the Purchaser’s Tax Group shall (at the Vendor's reasonable cost) determine the existence or amount of any Saving.

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6.4    After the relevant Acquired Group Company’s auditors have made a determination under this paragraph 6, the Vendor or the Purchaser may, by no later than 11.59pm on the seventh anniversary of Completion, request that the auditors for the time being of that Acquired Group Company review (at the expense of the party making the request) that determination in the light of all relevant circumstances, including any facts of which it was not aware, and which were not taken into account, at the time when such determination was made, and to determine whether in their opinion the determination remains correct or whether, in light of those circumstances, it should be amended.
6.5    If the auditors make an amendment to the earlier determination and the amount of the Saving is revised, that revised amount shall be substituted for the previous amount and any adjusting payment that is required shall be made by or to the Vendor (as the case may be) as soon as practicable.
7.    RECOVERY FROM THIRD PARTIES
7.1    Where the Vendor has paid an amount in full discharge of a liability under paragraph 1 or in respect of a Tax Warranty Claim in respect of any Liability for Taxation and the Purchaser or an Acquired Group Company or a member of the Purchaser’s Tax Group is or becomes entitled to recover from some other person (not being the Purchaser, an Acquired Group Company, any other member of the Purchaser’s Tax Group or any current officer, director or employee of any of them) any amount in respect of such Liability for Taxation, the Purchaser shall or shall procure that the relevant Acquired Group Company shall:
(a)    notify the Vendor of the entitlement (giving reasonable details as to the entitlement) as soon as reasonably practicable; and
(b)    if required by the Vendor and, subject to the Purchaser and the relevant Acquired Group Company or member of the Purchaser’s Tax Group being indemnified by the Vendor against any Tax that may be suffered on receipt of that amount and any reasonable costs and expenses properly incurred in recovering that amount, take or procure that the relevant Acquired Group Company or member of the Purchaser’s Tax Group takes all reasonable steps to enforce that recovery against the person in question (keeping the Vendor informed of the progress of any material action taken)
provided that the Purchaser shall not be required to take any action pursuant to this paragraph 7.1 which, in the Purchaser's reasonable opinion, is likely to cause harm to its or the relevant Acquired Group Company’s commercial or employment relationship with that or any other person and the Purchaser determines in good faith that such harm is material in the circumstances.
7.2    If the Purchaser or the relevant Acquired Group Company or member of the Purchaser’s Tax Group recovers any amount referred to in paragraph 7.1, the Purchaser shall, within ten Business Days of making the recovery, pay to the Vendor the lesser of:

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(a)    any amount recovered (including any related interest or related repayment supplement) less any Tax suffered in respect of that amount and any reasonable costs and expenses properly incurred in recovering that amount (save to the extent that the Tax, costs or expenses have already been made good by the Vendor under paragraph 7.1(b)); and
(b)    the amount paid by the Vendor under paragraph 2 or the Tax Warranties in respect of the Liability for Taxation in question.
8.    TAX RETURNS
8.1    The Purchaser will have exclusive conduct of all Tax affairs of each Acquired Group Company after Completion.
8.2    The Vendor or its duly authorised agent shall (at the cost of the Vendor) provide such information and assistance as the Purchaser may reasonably require in order to enable the Purchaser to prepare the Tax returns and computations of each Acquired Group Company for any accounting period ending on or before Completion (if not already submitted) and for the accounting period in which Completion occurs, to agree those returns and computations with the relevant Tax Authority and to respond to any demand, assessment or request for information from any Tax Authority relating to those returns and computations. The Purchaser shall procure (subject to receiving such information and assistance from the Vendor) that such returns and computations shall be submitted in draft form to the Vendor for comment at least thirty (30) Business Days before the expiry of any time limit for the submission of such document to the relevant Tax Authority. The Vendor shall comment within fifteen (15) Business Days of receipt of such document from the Purchaser, and the Purchaser shall take any reasonable comments of the Vendor into account prior to any such submission; provided, however, that the Vendor shall not have any right to comment on the Purchaser (or a member of the Purchaser's Group) making a Section 338(g) Election, and neither Purchaser nor any member of the Purchaser's Group shall be obligated to make any revisions that may be requested by the Vendor that relate to the Purchaser (or a member of the Purchaser's Group) making a Section 338(g) Election.
8.3    For the avoidance of doubt:
(a)    where any matter relating to Tax gives rise to a Tax Claim, the provisions of paragraph 9 (Conduct of Tax Claims) shall take precedence over the provisions of this paragraph 8; and
(b)    the provisions of this paragraph 8 shall not prejudice the rights of the Purchaser to make a claim under this Schedule or a Tax Warranty Claim in respect of any Liability for Taxation.

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8.4    The Purchaser or its duly authorised agent shall (at the cost of the Purchaser) provide such information and assistance as the Vendor may reasonably require in order to enable the Vendor or any member of the Vendor’s Tax Group or any shareholder of the Vendor to complete any Tax returns or other filings for any accounting period ending on or in which Completion occurs.
9.    CONDUCT OF TAX CLAIMS
9.1    Subject to paragraph 9.2, if the Purchaser, a member of the Purchaser’s Tax Group or an Acquired Group Company becomes aware of a Tax Claim, the Purchaser shall give notice in writing of the Tax Claim to the Vendor as soon as reasonably practicable and in any event within ten Business Days of becoming aware of it, provided that the giving of such notice shall not be a condition precedent to the Vendor's liability under this Schedule or for a Tax Warranty Claim.
9.2    If the Vendor becomes aware of a Tax Claim, the Vendor shall notify the Purchaser in writing as soon as reasonably practicable and, on receipt of such notice, the Purchaser shall be deemed to have given the Vendor notice of the Tax Claim in accordance with the provisions of paragraph 9.1.
9.3    Subject to paragraph 9.4, if the Vendor indemnifies the Purchaser and any Acquired Group Company to the Purchaser’s reasonable satisfaction against all liabilities, costs, damages or expenses which are likely to be incurred thereby, including any additional Tax liability, the Purchaser shall take and procure that the relevant Acquired Group Company shall take such action as the Vendor may reasonably request by notice in writing given to the Purchaser to avoid, dispute, defend, resist, appeal, compromise or otherwise deal with any Tax Claim.
9.4    Neither the Purchaser nor any Acquired Group Company shall be obliged to appeal or procure an appeal against any assessment to Tax if the Purchaser, having given the Vendor written notice of such assessment, does not receive written instructions from the Vendor within fifteen Business Days to do so.
9.5    If:
(a)    the Vendor does not request the Purchaser to take any action under paragraph 9.3 or the Vendor fails to indemnify the Purchaser or any Acquired Group Company to the Purchaser’s reasonable satisfaction within a period of time (commencing with the date of the notice given to the Vendor) that is reasonable having regard to the nature of the Tax Claim and the existence of any time limit in relation to avoiding, disputing, defending, resisting, appealing or compromising such Tax Claim, and which period will not in any event be less than a period of fifteen Business Days nor exceed a period of thirty Business Days; or

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(b)    the Vendor (or any Acquired Group Company before Completion) has committed or procured fraudulent conduct or deliberate default in respect of the Liability for Taxation which is the subject matter of the Dispute; or
(c)    the Vendor is declared insolvent or becomes the subject of insolvency proceedings, the Purchaser or the relevant Acquired Group Company shall have the conduct of the Dispute absolutely (without prejudice to its rights under this Schedule) and shall be free to pay or settle the Tax Claim on such terms as the Purchaser or the relevant Acquired Group Company may in its absolute discretion consider fit.
9.6    The Purchaser shall not be required to procure that an Acquired Group Company makes an appeal against a determination by the Tax Chamber of the First-tier Tribunal or any higher tribunal (or equivalent in any other jurisdiction), unless:
(a)    the Vendor has at its own expense and after disclosure of all relevant information and documents obtained the opinion of Tax counsel of at least ten years' standing with relevant experience that there is a reasonable prospect that the appeal will succeed; or
(b)    in the Purchaser's reasonable opinion, such appeal is likely to result in a tax liability of the Purchaser or any Acquired Group Company (unless the Vendor indemnifies the Purchaser or the Acquired Group Company against such liability) or to adversely affect the business or financial interests of any of them or is contrary to the legal obligations of any of them, and the Purchaser determines in good faith that such tax liability or adverse effect, as the case may be, is material in the circumstances.
9.7    The Purchaser shall give, or procure that any Acquired Group Company or any member of the Purchaser's Tax Group shall give, such information or assistance as the Vendor may reasonably request to enable the Vendor to consider any Tax Claim or to determine what action (if any) to request under paragraph 9.3.
9.8    If and for so long as the Vendor is entitled to request any action under paragraph 9.3 in relation to a Tax Claim:
(a)    the Purchaser shall, or shall procure that the relevant Acquired Group Company shall, keep the Vendor promptly and fully informed as to all material developments in relation to the Tax Claim and promptly provide the Vendor with copies of all material correspondence and reasonably full and accurate notes of all material non-written communications with any Tax Authority relating to the Tax Claim or the matters to which the Tax Claim relates; and

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(b)    no material communication relating to the Tax Claim or the matters to which the Tax Claim relates shall be made to the relevant Tax Authority without the prior written approval of the Vendor (such approval not to be unreasonably withheld, conditioned or delayed).
9.9    Neither the Purchaser nor any Acquired Group Company shall be liable to the Vendor for non-compliance with any of the provisions of this paragraph 9 if the Purchaser or the relevant Acquired Group Company has acted in good faith in accordance with the instructions of the Vendor.
10.    PURCHASER’S COVENANT
10.1    The Purchaser covenants with the Vendor to pay to the Vendor an amount equal to any Taxation for which any member of the Vendor’s Tax Group or any director or former director of any member of the Vendor’s Tax Group (other than a person who was a director of an Acquired Group Company after Completion) is or becomes liable (or would have become liable but for the use or set off of a Relief) as a result of any member of the Purchaser’s Tax Group (including, after Completion, the Acquired Group Companies) failing to discharge Tax for which it is liable, except to the extent that such Tax:
(a)    is either subject to a valid claim under this schedule by the Purchaser which has not been satisfied or could be subject to any such claim; or
(b)    has been recovered by the Vendor or a member of the Vendor’s Tax Group or any director or former director under any relevant statutory provision (and the Vendor shall procure that no such recovery is sought to the extent that payment has been made under this paragraph 10.1).
10.2    The Purchaser covenants with the Vendor to pay to the Vendor an amount equal to any liability or increased liability to Taxation of the Vendor or any member of the Vendor's Tax Group which arises as a result of any reduction or disallowance of Group Relief that would otherwise have been available to the Vendor or any member of the Vendor's Tax Group to the extent that such reduction or disallowance occurs as a result of:
(a)    any total or partial withdrawal or any amendment effected or made by an Acquired Group Company after Completion of any surrender of Group Relief by the Acquired Group Company to the Vendor or any member of the Vendor's Tax Group for or in respect of any period or part period ending on or before Completion; or
(b)    any total or partial disclaimer made by an Acquired Group Company after Completion of any capital allowances available to the Acquired Group Company in respect of any period or part period ending on or before Completion, save where any such withdrawal, amendment or disclaimer is made at the express prior written request or with the express prior written consent of the Vendor or made pursuant

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to any provision of this Agreement and save to the extent that the Acquired Group Company received a payment for the Group Relief and such payment is returned in full by the Acquired Group Company to the Vendor or the relevant member or members of the Vendor's Tax Group.
10.3    The Purchaser covenants with the Vendor to pay to the Vendor an amount equal to all reasonable costs and expenses properly incurred (including the cost and expenses of taking any successful action under this schedule) by the Vendor, any member of the Vendor’s Tax Group or any director or former director thereof in connection with or as a consequence of any matter for which a successful claim is made by the Vendor under paragraph 10.1 or 10.2.
10.4    The provisions of clause 16.2 to 16.6 and paragraph 1 of Schedule 6 shall apply to paragraphs 10.1 and 10.2 as if references to “Purchaser” were to the “Vendor” (and vice versa).
10.5    Payment by the Purchaser in respect of any liability under paragraph 10.1 or 10.2 must be made in cleared and immediately available funds on or before the later of: (i) the date which is five Business Days before the due date for payment of the Tax, costs or expenses in question; and (ii) the date which is five Business Days after the date on which the Vendor serves notice on the Purchaser requesting payment.
11.    TRANSFER PRICING
11.1    If a liability to Tax of an Acquired Group Company has been reduced or extinguished or a Relief has arisen to an Acquired Group Company (or would have been reduced or extinguished or have arisen if the Acquired Group Company had made a valid claim in a timely manner) as a result of any adjustment being made to a provision pursuant to any applicable transfer pricing rules in circumstances where the Vendor or any member of the Vendor's Tax Group has or will have (or would have but for the utilisation of any Relief) an increased liability to Tax, save where the liability to Tax is one for which the Vendor is liable under this Schedule or the Tax Warranties or would be liable but for the limitations in Schedule 6, then the Purchaser shall procure that the relevant Acquired Group Company shall pay to the Vendor or relevant member of the Vendor's Tax Group by way of balancing payment an amount equal to the lesser of:
(a)    the increase in liability to Tax of the Vendor or any member of the Vendor’s Group or (as the case may be) the amount of the Relief utilised; and
(b)    the reduction in the liability to Tax of the Acquired Group Company or (as the case may be) the amount of the Relief that arises.
11.2    Any payment under paragraph 11.1 shall be made on the date which is the later of:

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(a)    three Business Days prior to the last date on which the Tax in question is due and payable by the Vendor or the relevant member of the Vendor's Tax Group (or would have been but for the use of any Relief); and
(b)    five Business Days after written demand made by the Vendor to the Purchaser.
11.3    If:
(a)    an Acquired Group Company has a liability to Tax in respect of which the Purchaser is entitled to receive a payment from the Vendor pursuant to this Schedule or for breach of a Tax Warranty; and
(b)    all or part of such Tax is attributable to an adjustment made pursuant to any applicable transfer pricing rules, the Vendor may by notice to the Purchaser require the Purchaser to procure that the Acquired Group Company accepts from the Vendor or a member of the Vendor's Group a payment by way of balancing payment in full or partial discharge of so much of such Tax payable by the Acquired Group Company in question as is attributable to such adjustment; and, to the extent that such a balancing payment is received by the Acquired Group Company and not repaid (under paragraph 11.4 or otherwise), the Purchaser's entitlement to receive a payment pursuant to this Schedule or for breach of the Tax Warranty shall be reduced or eliminated.
11.4    If any adjustment referred to in paragraph 11.1 or 11.3 is subsequently amended by a Tax Authority, that amended amount shall be substituted for the purposes of those paragraphs as the amount of the liability to Tax in respect of which the balancing payment should or can be made and such adjusting payment or amended claims as may be required by virtue of the above-mentioned substitution shall be made or procured as soon as practicable by the Purchaser or the Vendor (as appropriate).
12.    GROUP RELIEF
12.1    The Purchaser shall permit the Vendor to discharge (in whole or in part) any liability which the Vendor would or might otherwise have pursuant to a Tax Covenant Claim or Tax Waranty Claim by surrendering or procuring the surrender of Group Relief to the relevant Acquired Group Company or by making or procuring the making of any appropriate claim or election with the relevant Acquired Group Company, in each case to the extent permitted by law and without any payment being made by the relevant Acquired Group Company in consideration of or in connection with any such surrender, claim or election. The Purchaser shall procure that the relevant Acquired Group Company takes all such steps as are reasonably necessary to enable the Vendor to make and effect any such surrender, claim or election.

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12.2    For the avoidance of doubt, the Vendor shall have no further liability under this Schedule in respect of a Liability for Taxation to the extent that it is reduced or extinguished by any surrender, claim or election referred to in paragraph 12.1. If any such surrender, claim or election is made after payment in respect of the Liability for Taxation has been made by the Vendor pursuant to a Tax Covenant Claim or Tax Warranty Claim, the Purchaser shall promptly following any such surrender, claim or election pay to the Vendor an amount equal to the amount by which such liability is reduced or extinguished by such surrender, claim or election.
12.3    The Purchaser shall procure that any Acquired Group Company shall, if requested by the Vendor, surrender to the Vendor or any member of the Vendor's Tax Group for no consideration all or part of any amount eligible for surrender by way of Group Relief arising in respect of any accounting period of the Acquired Group Company ending on or prior to Completion. The Purchaser shall procure that each Acquired Group Company takes all such steps as are reasonably necessary to enable the Acquired Group Company to effect any such surrender.
12.4    The Purchaser shall procure that each Acquired Group Company shall not without the prior written consent of the Vendor withdraw or amend any surrender, claim or election made pursuant to this paragraph 12.
13.    INSURANCE
13.1    The Vendor hereby acknowledges that:
(a)    any Acquired Group Company, the Purchaser or any member of the Purchaser’s Tax Group will not be obliged to undertake any action or to omit to take action under this Schedule if to do so would be in breach of, or contrary to anything required under the terms or by virtue of the W&I Policy; and
(b)    the Purchaser will not be in breach of its obligations under this Schedule in respect of any action undertaken or any omission if the action or omission of the Purchaser, any Acquired Group Company or any member of the Purchaser’s Tax Group was carried out pursuant to the terms of or as required by the W&I Policy.
14.    VENDOR’S VAT GROUP
14.1    The Vendor shall (to the extent that it has not done so already) make or procure that, as soon as practicable after Completion, an application is made pursuant to section 43B VATA to the relevant Tax Authority requesting that the Company be excluded from the group of companies registered as a group pursuant to section 43 VATA with VAT registration number 243 6969 72 (“the Vendor’s VAT Group”) with effect from Completion and the Purchaser shall procure that the Company cooperates reasonably with the Vendor in relation to such application.

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14.2    The deeming provisions of section 43(1) VATA (other than section 43(1)(a) VATA) shall be disregarded in determining for the purposes of this paragraph 14 what supplies or acquisitions or importations have been made or are deemed to have been made by any person.
14.3    If for any prescribed accounting period for VAT purposes during which the Company is or was a member of the Vendor’s VAT Group there is an excess of allowable input tax over output tax (as those terms are defined in section 24 VATA) in respect of supplies (including self-supplies) made to or by the Company, or in respect of importations or acquisitions made by the Company, up to and including the date on which the Company is excluded from the Vendor’s VAT Group, then to the extent that such excess was treated or reflected as an asset in the Completion Accounts, the Vendor shall (to the extent not previously paid) pay or procure payment to the Purchaser of an amount equal to such excess no later than 20 Business Days after the later of Completion and the last day of such accounting period.
14.4    If for any prescribed accounting period for VAT purposes during which the Company is or was a member of the Vendor’s VAT Group there is an excess of output tax over allowable input tax (as those terms are defined in section 24 VATA) in respect of supplies (including self supplies) made by or to the Company, or in respect of importations or acquisitions made by the Company, up to and including the date on which the Company is excluded from the Vendor’s VAT Group, then to the extent that provision or reserve was made in respect of such excess in the Completion Accounts, the Purchaser shall, to the extent that such excess would not give rise to a claim under paragraph 2.1 of Part 2 (disregarding any limitations on claims imposed by para 2 of Schedule 6) (to the extent not previously paid) procure the payment by the Company to the Vendor (or at the Vendor’s direction) of an amount equal to such excess no later than 20 Business Days after the later of Completion and the last day of the accounting period.
14.5    The Vendor and the Purchaser undertake that they will on request promptly provide, or procure that there is provided, to the other all information and particulars and access to and copies of all books, accounts, documents, records and information as may reasonably be required in order to calculate or determine any liability of the parties under this paragraph 14.

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Part 3: Tax Warranties
15.    GENERAL
15.1    In the last three years, all notices, returns (including any land transaction returns), reports, accounts, computations, statements, assessments, claims, disclaimers, elections and registrations and any other necessary information which have, or should have, been submitted by each Acquired Group Company to any Tax Authority for the purposes of Tax have been made on a proper basis, were submitted within applicable time limits and were accurate and complete in all material respects. None of the above is, or, so far as the Vendor is aware, is likely to be, the subject of any material dispute with any Tax Authority.
15.2    In the last three years, all Tax (whether of the United Kingdom or elsewhere), for which each Acquired Group Company has been liable to account, has been duly paid (insofar as such Tax ought to have been paid) and no material penalties, fines, surcharges or interest have been incurred by an Acquired Group Company in relation to Tax.
15.3    Each Acquired Group Company maintains complete and accurate records, invoices and other information in relation to Tax as required by law and enable the tax liabilities and tax reliefs of such Acquired Group Company for accounting periods ending on or before Completion and in respect of the period current at Completion on the basis that the accounting period ended on Completion to be calculated accurately in all material respects.
15.4    Each Acquired Group Company has sufficient records in respect of any period ending on Completion to assist in determining the Tax consequences that would arise on any disposal or realisation of any asset acquired by that Acquired Group Company as part of the Pre-Completion Reorganisation.
15.5    The Disclosure Letter sets out, in respect of each Acquired Group Company, whether or not that Acquired Group Company is a large company within the meaning of regulation 3 of the Corporation Tax (Instalment Payment) Regulations 1998 and, if applicable, gives details of instalments of corporation tax paid in respect of any current accounting periods.
15.6    In the last three years, all Tax and national insurance contributions deductible under the PAYE system, the Construction Industry Scheme and/or any other Taxation Statute have, so far as required to be deducted, been deducted from all payments made (or treated as made) by each Acquired Group Company. All amounts so deducted and due to be paid to the relevant Tax Authority on or before the date of this Agreement have been so paid.
15.7    The Disclosure Letter contains details of any payments or loans made to, any assets made available or transferred to, or any assets earmarked, however informally, for the benefit of, any employee or former employee (or anyone linked with such employee or former employee) of each Acquired Group Company by an employee benefit trust or another third party, falling within the provisions of Part 7A to the Income Tax (Earnings and Pensions) Act 2003 and details of any trust or arrangement capable of conferring such a benefit.

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15.8    The Disclosure Letter contains details of all concessions, agreements and arrangements that each Acquired Group Company has entered into with a Tax Authority in the last three years and that are not based on a strict application of Tax law or on the published practice or guidance of the Tax Authority.
15.9    So far as the Vendor is aware, no Acquired Group Company is, or will become, liable to make any person (including any Tax Authority) any payment in respect of any liability to Tax which is primarily or directly chargeable against, or attributable to, any other person.
15.10    No Acquired Group Company is involved in any dispute with any Tax Authority nor has, within the period of three years ending with the date of this Agreement, been subject to any non-routine visit, audit, investigation, discovery, or access order by any Tax Authority. The Vendor is not aware of any circumstances existing which will lead to a visit, audit, investigation, discovery or access order being made in the next 12 months.
15.11    All transactions entered into by an Acquired Group Company in the last three years in respect of which any clearance or consent was required from any Tax Authority have (if entered into) been entered into by the relevant Acquired Group Company after such consent or clearance has been properly obtained. Any application for such clearance or consent was made on the basis of full and accurate disclosure of all the relevant material facts and considerations, and all such transactions, if carried into effect, were carried into effect only in accordance with the terms of the relevant clearance or consent.
15.12    The Accounts make full provision or reserve within generally accepted accounting principles for all Tax for which each Acquired Group Company is accountable at the date to which the Accounts were prepared. Proper provision has been made and shown in the Accounts for deferred tax in accordance with generally accepted accounting principles.
16.    DISTRIBUTIONS AND OTHER PAYMENTS
16.1    No distribution or deemed distribution, within the meaning of section 1000 or sections 1022 to 1027 (inclusive) of CTA 2010, has been made (or will be deemed to have been made) by any Acquired Group Company, except dividends shown in its audited accounts, and no Acquired Group Company is legally bound to make any such distribution.
16.2    No Acquired Group Company has, within the period of three years preceding the date of this Agreement, been engaged in, nor been a party to, any of the transactions set out in Chapter 5 of Part 23 of CTA 2010 (demergers), nor has any Acquired Group Company made or received a "chargeable payment", as defined in section 1086 of CTA 2010.
17.    CLOSE COMPANIES
Any loans or advances made, or agreed to be made, by any Acquired Group Company within sections 455, 459 and 460 of CTA 2010 have been disclosed in the Disclosure

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Letter. No Acquired Group Company has released or written off, or agreed to release or write off, the whole or any part of any such loans or advances.
18.    GROUP RELIEF
Except as provided in the Accounts, no Acquired Group Company is, or will be, obliged to make or be entitled to receive any payment for the surrender of group relief as defined in section 183 of CTA 2010 in respect of any period ending on or before Completion, or any payment for the surrender of the benefit of an amount of advance corporation tax or any repayment of such a payment other than in relation to another Acquired Group Company.
19.    GROUPS OF COMPANIES
19.1    In the last three years, no Acquired Group Company has entered into, or agreed to enter into, an election pursuant to section 171A of TCGA 1992, paragraph 16 of Schedule 26 to the Finance Act 2008, or section 792 of CTA 2009 (or paragraph 66 of Schedule 29 to the Finance Act 2002).
19.2    Neither the execution nor completion of this Agreement, nor any other event since the Accounts Date, will result in any chargeable asset being deemed to have been disposed of and re-acquired by any Acquired Group Company for Tax purposes or to the clawback of any relief previously given.
19.3    No Acquired Group Company has in the last three years been party to any arrangements pursuant to sections 59F of TMA 1970 (group payment arrangements).
20.    COMPANY RESIDENCE AND OVERSEAS INTERESTS
20.1    Each Acquired Group Company has, throughout the period of three years ending with the date of this Agreement, been resident in its jurisdiction of incorporation for tax purposes and has not, at any time in that period, been treated as resident in any other jurisdiction nor as having a permanent establishment outside the United Kingdom for the purposes of any double Taxation arrangements or for any other Tax purposes.
21.    TRANSFER PRICING
So far as the Vendor is aware, all transactions or arrangements made by each Acquired Group Company have been made with arm’s length parties or (if not) on arm's length terms , and the processes by which prices and terms have been arrived at have, in each case, been reasonably documented or otherwise reasonably recorded. No notice, enquiry or adjustment has been made by any Tax Authority in connection with any such transactions or arrangements;

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22.    ANTI-AVOIDANCE
22.1    In the last three years, no Acquired Group Company has been a party to, or has otherwise been involved in, any transaction, scheme or arrangement designed wholly or mainly or containing steps or stages having no commercial purpose and designed wholly or mainly for the purpose of avoiding or deferring Tax or reducing a liability to Tax or amounts to be accounted for under PAYE.
22.2    In the last three years, no Acquired Group Company has entered into any notifiable arrangements for the purposes of Part 7 of the Finance Act 2004, any notifiable contribution arrangement for the purposes of the National Insurance Contribution (Application of Part 7 of the Finance Act 2004) Regulations 2007 (SI 2007/785) or any notifiable schemes for the purposes of Schedule 11A of VATA 1994.
22.3    Each Acquired Group Company has on or before Completion taken reasonable steps or designed, implemented and maintained reasonable prevention procedures pursuant to and as required by the CFA 2017 to mitigate the risk of facilitation of any UK or foreign tax evasion pursuant to and as required by the CFA 2017.
23.    INHERITANCE TAX
No asset owned by any Acquired Group Company nor the Shares is subject to any Inland Revenue charge as mentioned in sections 237 and 238 of IHTA 1984 or (so far as the Vendor is aware) is liable to be subject to any sale, mortgage or charge by virtue of section 212(1) of IHTA 1984.
24.    VALUE ADDED TAX
24.1    Each Acquired Group Company (other than Contura Inc) is a taxable person and is registered for the purposes of VAT with quarterly prescribed accounting periods.
24.2    In the last three years, each Acquired Group Company has complied in all material respects with all statutory provisions, rules, regulations, orders and directions in respect of VAT, promptly submitted materially accurate returns, and maintained full and accurate VAT records, invoices, and other requisite documents as required by law.
24.3    No Acquired Group Company is, or has been in the period of three years ending with the date of Completion, a member of a group of companies for the purposes of section 43 of VATA 1994.
24.4    All supplies made by each Acquired Group Company have been taxable supplies. No Acquired Group Company has been, or will be (assuming no change in the nature of its supplies), denied full credit for input tax paid or suffered by it.

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24.5    No Acquired Group Company owns any assets which are capital items subject to the capital goods scheme under Part XV of the VAT Regulations 1995, nor has exercised any option to tax under Part 1 of Schedule 10 to the VATA 1994.
24.6    Each Acquired Group Company has access to the shipping documentation, provided by Polar Speed Distribution Limited, relevant to the zero-rated exports of the Company to its customer based in the Republic of Ireland.
25.    STAMP DUTY, STAMP DUTY LAND TAX AND STAMP DUTY RESERVE TAX
25.1    Any document that may be necessary in proving the title of an Acquired Group Company to any asset which is owned by such Acquired Group Company at the date of this Agreement, is duly stamped for stamp duty purposes. No such documents which are outside the United Kingdom would attract stamp duty if they were brought into the United Kingdom.
25.2    Neither entering into this Agreement nor Completion will result in the withdrawal of a stamp duty or stamp duty land tax relief granted on or before Completion which will affect an Acquired Group Company.
25.3    The Disclosure Letter sets out full and accurate details of any chargeable interest (as defined under section 48 of the Finance Act 2003) acquired or held by each Acquired Group Company before the date of this Agreement in respect of which the Vendor is aware, or ought reasonably to be aware, that an additional land transaction return will be required to be filed with a Tax Authority and/or a payment of stamp duty land tax made on or after the date of this Agreement.
26.    EMPLOYMENT AND PENSIONS
26.1    Since the Accounts Date, no Acquired Group Company nor any employee benefit trust or other third party has made, or agreed to make, any payment to, or provided or agreed to provide any benefit for, any director or former director, officer or employee (or associate of any of the foregoing) of any Acquired Group Company, whether as compensation for loss of office, termination of employment or otherwise, which is not allowable as a deduction in calculating the profits of such Acquired Group Company for Tax purposes, whether up to or after the Accounts Date.
26.2    All acquisitions of restricted securities or restricted interests in securities within the meaning of section 423 of ITEPA 2003 by current or former employees or directors of each Acquired Group Company since 15 April 2003 have been the subject of a valid election under section 431(1) of ITEPA 2003 and all such elections have been retained by the relevant Acquired Group Companies.
26.3    All Tax and national insurance contributions deductible and payable under the PAYE system and/or any other applicable enacted tax legislation have, so far as required by law

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to be deducted, been deducted from all payments made (or treated as made) by each Acquired Group Company. All amounts deducted and due to be paid by each Acquired Group Company to the relevant Tax Authority prior to the date of this Agreement have been so paid by the due date, including, without limitation, all Tax chargeable on benefits provided for directors, employees or former employees of each Acquired Group Company or any persons required to be treated as such.
26.4    There are no trusts or other arrangements in place, whether funded or established by an Acquired Group Company or of which the Vendor is aware, under which any employees or former employees of any Acquired Group Company or any persons associated with such employees or former employees can obtain a benefit in any form.
26.5    No payments or loans have been made to, nor have any assets been made available or transferred to, nor have any assets been earmarked, however informally, for the benefit of, any employee or former employee (or anyone linked with such employee or former employee) of any Acquired Group Company by an employee benefit trust or another third party, in each case falling within the provisions of Part 7A ITEPA 2003, and there is not any trust or arrangement capable of conferring such a benefit.

27.    CONSTRUCTION INDUSTRY SUB-CONTRACTORS' SCHEME
No Acquired Group Company is required to register as a contractor under the provisions of section 59 of the Finance Act 2004 and the aggregate expenditure incurred by each Acquired Group Company on construction, refurbishment and fitting-out works in each of the three years ending on the Accounts Date is less than £1 million.

28.    TAX SHARING
No Acquired Group Company is bound by or party to any Tax indemnity, Tax sharing or any Tax allocation agreement in respect of which claims against it would not be time barred.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
SCHEDULE 9
Escrow
1.    DEFINITIONS
In this Schedule, unless the context requires otherwise:
"Escrow Claim" means a Claim or any other claim for breach of this Agreement made by the Purchaser;
"Escrow Retention Notice" means a notice in writing from the Purchaser to the Vendor informing the Vendor that the Purchaser intends to retain an amount not exceeding the Estimated Liability in the Escrow Account in respect of an Escrow Claim, and complying with paragraph 2.2;
"Estimated Liability" has the meaning given in paragraph 2.3(d);
"Final Escrow Payment Date" means 31 December 2024;
"Initial Escrow Payment Date" means 31 December 2022;
"Second Escrow Period Amount" means at any relevant time, the aggregate of
(a)    USD $2,250,000;
(b)    any amount then due to be paid to the Purchaser under paragraph 4.1 but not yet paid to the Purchaser;
(c)    the total amount of the Estimated Liability of any Escrow Claims (or parts thereof) specified in any Escrow Retention Notices that have not at that time been Settled in Full; and
(d)    any amounts attributable to interest which shall be dealt with in accordance with paragraph 4.4.
2.    ESCROW RETENTION NOTICES
2.1    The Purchaser may, at any time before 5.30 pm on the Final Escrow Payment Date, give one or more Escrow Retention Notices to the Vendor.
2.2    Each Escrow Retention Notice given pursuant to paragraph 2.1, shall be accompanied by a copy of a satisfactory Counsel's opinion relating to the Escrow Claim in question and

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
shall give reasonable particulars of the breach or other event to which the Escrow Claim relates.
2.3    A Counsel's opinion shall be regarded as satisfactory for the purposes of paragraph 2.2 if:
(a)    the opinion is provided by a Queen's Counsel of at least five years' standing and with a reasonable level of experience with respect to the subject matter of the claim;
(b)    the opinion is in writing;
(c)    the opinion states that in the opinion of Counsel, on the balance of probabilities, the Escrow Claim will succeed; and
(d)    the opinion contains Counsel's estimate of the maximum amount for which the Vendor is likely to be liable pursuant to the Escrow Claim (the "Estimated Liability").
2.4    The Purchaser shall have the sole right, but after reasonable consultation with the Vendor, to select the Queen's Counsel to be instructed for the purposes of paragraph 2.3. The Queen's Counsel shall be instructed by solicitors acting for the Purchaser who shall supply a copy of the instructions to the Vendor.
3.    RELEASE FROM THE ESCROW ACCOUNT
3.1    On the Initial Escrow Payment Date there shall be paid to the Vendor the amount standing to the credit of the Escrow Account after deduction of the Second Escrow Period Amount.
3.2    On the Final Escrow Payment Date there shall be paid to the Vendor the amount standing to the credit of the Escrow Account after deduction of:
(a)    any amount then due to be paid to the Purchaser under paragraph 4.1 but not yet paid to the Purchaser;
(b)    the total amount of the Estimated Liability of any Escrow Claims (or parts thereof) specified in any Escrow Retention Notices that have not at that time been Settled in Full; and
(c)    any amounts attributable to interest which shall be dealt with in accordance with paragraph 4.4.
4.    SETTLEMENT OF ESCROW CLAIMS
4.1    If an Escrow Claim is Settled (whether before or after the Final Escrow Payment Date) on terms requiring the Vendor to make a payment to the Purchaser, an amount equal to the amount payable to the Purchaser in accordance with the Settlement in question (or the

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
remaining amount standing to the credit of the Escrow Account (after deducting any amounts attributable to interest), if less) shall be paid to the Purchaser from the Escrow Account within 10 Business Days of the date on which the Escrow Claim is Settled.
4.2    If at the Final Escrow Payment Date any Escrow Claims specified in any Escrow Retention Notices have not at that time been Settled in Full, then within 10 Business Days of all such Escrow Claims being Settled in Full and all payments required to be made to the Purchaser in accordance with paragraph 4.1 having been made, the remaining amount standing to the credit of the Escrow Account (after deducting any amounts attributable to interest), if less shall be paid to the Vendor from the Escrow Account.
4.3    An Escrow Claim shall be regarded as "Settled" if:
(a)    the Vendor and the Purchaser (or their respective solicitors) shall so agree in writing;
(b)    a court of competent jurisdiction has awarded judgment in respect of the Escrow Claim and no right of appeal lies in respect of such judgment or the parties are debarred whether by passage of time or otherwise from exercising any such right of appeal;
(c)    it has lapsed in accordance with paragraph 4.4; or
(d)    the Purchaser has withdrawn it by notice in writing to the Vendor, and the term "Settlement" shall be construed accordingly, and "Settled in Full" means, in relation to an Escrow Claim, Settled in respect of damages, interest and costs in circumstances where no other part of the Escrow Claim has not been so Settled. For the purposes of this Schedule, an Escrow Claim is to be regarded as Settled whether or not it is "Settled in Full", and accordingly may be Settled more than once.
4.4    Any Escrow Retention Notice given in respect of an Escrow Claim for which the Vendor has no liability as a result of the operation of paragraph 1.2 of Schedule 6 (and the Escrow Claim asserted in that Escrow Retention Notice) shall be deemed to have lapsed for the purposes of this Schedule on the day following the last day on which legal proceedings in relation to that Claim could have been validly served in accordance with that paragraph.
5.    INTEREST AND PAYMENTS
5.1    Upon the release of the whole or any part of the Escrow Amount to the Vendor or the Purchaser, the Vendor or the Purchaser (as the case may be) shall be entitled to any interest which has accrued pro rata to the amounts of the Escrow Amount so released. Any amounts withheld on account of Taxation (in accordance with Clause 16) shall be deducted from amounts paid under this paragraph pro rata to the amount released. Any payments

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under this paragraph shall be made as soon as practicable following any release of amounts held in the Escrow Account.
5.2    For the purposes of this Schedule 9:
(a)    any amounts paid to the Vendor or to the Purchaser under this Schedule 9 shall be paid in accordance with Clause 39;
(b)    the Vendor shall not be concerned to see the application of any payments made to the Purchaser's Solicitors pursuant to this Schedule 9 and the receipt of the Purchaser's Solicitors shall be an absolute discharge to the Vendor of its obligations under this Schedule 9;
(c)    nothing in this Schedule 9 shall operate to prevent the Purchaser from recovering from the Vendor any amount which would have been payable to the Purchaser under paragraph 2.2 of this Schedule 9 but was not so paid because the total of the amounts payable to the Purchaser under those paragraphs exceeded the Escrow Amount;
(d)    the provisions of this Schedule 9 shall not be regarded as imposing any limit to the amount of any claims under the Warranties and/or the Tax Covenant and/or otherwise under this Agreement or date by which such claims shall be made;
(e)    any charges made by the Escrow Account Agent or by the bank holding the Escrow Account in respect of the Escrow Account shall be borne by the Vendor and the Purchaser pro rata to the amounts of the Escrow Amount paid to them under this Schedule 9 and the Vendor shall indemnify the Purchaser and the Purchaser shall indemnify the Vendor in respect of any bank charges and/or any Escrow Account Agent charges borne by any party contrary to this paragraph; and
(f)    nothing in this Schedule 9 shall operate to require any set off against the amount in the Escrow Account any amounts found to be owing by the Purchaser to the Vendor.
6.    INSTRUCTIONS TO ESCROW AGENT
6.1    The Vendor and the Purchaser shall at Completion and at all relevant times thereafter deliver (or procure the delivery of) irrevocable instructions to the Escrow Account Agent in accordance with the terms of the Escrow Agreement so as to enable it to deal with the Escrow Account in accordance with this Schedule 9 and the Vendor and the Purchaser undertakes not to revoke any such instruction.

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SCHEDULE 10

Part 1: Accounting
1.    ACCOUNTING TREATMENT - BASIS FOR PREPARING THE COMPLETION ACCOUNTS
1.1    The Completion Accounts shall be prepared:
(a)    in accordance with the specific accounting principles, practices and policies and the specific accounting bases and treatments set out in paragraph 2 of Part 1 of this Schedule 10;
(b)    on the same basis and using same the accounting principles, practices and policies applied in the preparation of the Accounts; and
(c)    in accordance with UK GAAP.
1.2    In the event of any conflict between the application of sub-paragraphs (a), (b) and (c) of paragraph 1.1, the application of sub-paragraph (a) shall take precedence over the application of sub-paragraphs (b) and (c) and the application of sub-paragraph (b) shall take precedence over the application of sub-paragraph (c).
2.    ACCOUNTING TREATMENT - GENERAL AND SPECIFIC POLICIES
2.1    General Principles
Except as specifically stated to the contrary in paragraph 2.2:
(a)    The Completion Accounts shall be drawn up with reference to the nominal ledgers of the Acquired Group as at the Effective Time and as if made up to the last day of a financial and fiscal year (adopting the same specific procedures which would be adopted such as detailed analysis of prepayments and accruals and cutoff procedures) but subject to the specific policies set out in this Schedule 10.
(b)    No item shall be included or excluded from the Completion Accounts solely on the grounds of materiality and no items shall be included more than once.
(c)    All monetary amounts in the Completion Accounts shall be expressed in GBP and shall, where any such amount is referable in whole or part to an amount in another currency, be translated at the Exchange Rate on the Business Day prior to the Completion Date.
(d)    Unless expressly stated to the contrary in this Schedule 10, all balances and amounts included in the Completion Accounts shall be calculated on a

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consolidated basis (eliminating all intra-Acquired Group receivables and payables) as at the Completion Date.
2.2    Specific Principles
The specific accounting principles, practises and policies and the specific accounting bases and treatments to be used in the preparation of the Completion Accounts are as follows:
(a)    An asset shall be recorded in respect of all prepayments and accrued income at the Completion Date, including insurance prepayments, with all receipts and disbursements of a periodic nature being apportioned on a pro-rata basis between the periods before and after the Completion Date.
(b)    Accruals shall be made for current liabilities incurred before the Completion Date. All receipts and disbursements for accruals of a periodic nature shall be apportioned on a pro-rata basis between the periods before and after the Completion Date.
(c)    Full provision shall be made for Tax relating to periods or events prior to Completion, in particular corporation tax liabilities. The corporation tax liability for the Company shall be calculated as if the accounting period of the Company was deemed to have ended at the Effective Time and shall have regard for the availability of brought forward tax losses available for offset.
(d)    For the avoidance of doubt, there shall be no deferred tax provision relating to a deferred tax liability or deferred tax asset included in the Completion Accounts.
(e)    Any line items classified as "Not Applicable" in the pro forma completion accounts set out in Part 2 of this Schedule 10 shall not be included within the Working Capital Value or within Net Debt.
(f)    For the avoidance of doubt no fixed assets shall be included in the Completion Accounts.
(g)    Holiday pay shall be accrued in accordance with the current law, that is calculated taking into account overtime and bonuses and any other payments as required by the law and any carried forward holiday days shall also be accrued for.
(h)    A provision shall be included in the "other creditors" line item of the Completion Accounts for any of the Acquired Group's Transactions Costs, if any.
(i)    A provision shall be included for retrospective rebates and discounts payable to customers and deducted from the value of trade debtors.

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(j)    Retrospective discounts and rebates receivable from suppliers shall be recognised as an asset and included within "Prepayments". Where a rebate is receivable based on a performance target being reached an asset shall only be recognised when the relevant target has been reached.
(k)    In respect of stock and work in progress the valuation shall be at the price provided for in the Exclusive Manufacturing and Supply Agreement, or if no such price is provided therein, the lower of cost to the Acquired Group or net realisable value. Stock with an expiration date within one year from the date of the close will be valued at zero.
(l)    In respect of trade debtors, the valuation shall be the recorded amount, less a provision for uncollectable accounts.
(m)    No amount shall be shown in the Completion Accounts for German tax losses carried forward.
(n)    No tax assets shall be included in the Completion Accounts in respect of UK tax assets.
(o)    No amount shall be included in the Completion Accounts for stock that is not related to Bulkamid Products (and, for the avoidance of doubt, stock shall include the Bulkamid urethroscope and the Bulkamid sterilization container.
(p)    No amount shall be included in the Completion Accounts for trade debtors, other debtors, prepayments or accrued income that are not directly related to the sales of Bulkamid Products and running the associated business. For the avoidance of doubt, this includes but is not limited to the following items which shall not be included in the Completion Accounts: (i) Season Ticket Loans relating to staff not in the Acquired Group; (ii) Prepayments related to rent, rates, services charges, insurance, and IT assets which will be transferred out of the Acquired Group, (iii) Interest receivables related to the animal health business, and (iv) any debtors accrued income or PI compensation from Madaus relating to Regurin.
(q)    No amount shall be included in the Completion Accounts for creditors (as set out in F-M in Part 2) that are not directly related to the sales of Bulkamid Products and running the associated business. For the avoidance of doubt, this includes but is not limited to the following items which shall not be included in the Completion Accounts: (i) accrued expenses relating to bonus payments, and accruals for staff and assets which will be transferred out of the Acquired Group, (ii) PAYE and NIC related to staff which will be transferred out of the Acquired Group, (iii) any creditors relating to Regurin.
(r)    A Debt item shall be included in the Completion Accounts for the Deferred VAT, which for the avoidance of doubt shall be treated as Debt in the Net Debt Statement

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in Part 4 of this Schedule 10 and not as a VAT creditor for the purposes of Part 3 of this Schedule 10.
(s)    A Debt item shall be included in the Completion Accounts for the Commerzbank Loan of €100,000.
(t)    No asset shall be included in the Completion Accounts for the property rental deposit related to the UK office at 14 Took’s Court.
(u)    No provision shall be included in the Completion Accounts in respect of the US Sale Consideration.
(v)    No provision shall be included in the Completion Accounts in respect of the Tail Policy Premium CAD.
2.3    The provisions of this Schedule 10 and the line items comprising the Completion Accounts shall be interpreted so as to avoid double counting (whether positive or negative) of any item.

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Part 2: Pro forma Completion Accounts
[***]

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Part 3: Pro forma WC Statement
[***]

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Part 4 - Net Debt Statement
[***]

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SCHEDULE 11
Part 1: Assets transferred from the Vendor's Group to an Acquired Group Company

The following assets are to be transferred from the Vendor's Group to an Acquired Group Company pursuant to the Pre-Completion Reorganisation Documents:

1.    The following distribution agreements (as amended, restated or supplemented from time to time) set out in section 03.30.10 and 03.30.15 of the Data Room:

[***]

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2.    The Intellectual Property described in Part 2 of Schedule 7.
3.    PMA P170023, granted by the FDA, from Contura International A/S to the Company.

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Part 2: Assets transferred from the Acquired Group to the Vendor's Group

The following business and assets are to be transferred from the Acquired Group to a member of the Vendor's Group pursuant to the Pre-Completion Reorganisation Documents:
[***]

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SCHEDULE 12

Part 1: Accounting

1.    ACCOUNTING TREATMENT - BASIS FOR PREPARING THE MILESTONE STATEMENT
1.1    The Milestone Statement shall be prepared:
(a)    in accordance with the specific accounting principles, practices and policies and the specific accounting bases and treatments set out in paragraph 2 of Part 1 of this Schedule 12;
(b)    on the same basis and using same the accounting principles, practices and policies applied in the preparation of the audited accounts of the Guarantor; and
(c)    in accordance with US GAAP.
1.2    In the event of any conflict between the application of sub-paragraphs (a), (b) and (c) of paragraph 1.1, the application of sub-paragraph (a) shall take precedence over the application of sub-paragraphs (b) and (c) and the application of sub-paragraph (b) shall take precedence over the application of sub-paragraph (c).
2.    ACCOUNTING TREATMENT - GENERAL AND SPECIFIC POLICIES
2.1    General Principles
Except as specifically stated to the contrary in paragraph 2.2:
(a)    each Milestone Statement shall show:
(i)    both unit Bulkamid Product Sales by territory, and the value of Bulkamid Product Sales for each of the 3 months ending on the last day of the Milestone Quarter in respect of which that Milestone Statement is prepared;
(ii)    the aggregate unit Bulkamid Product Sales and aggregate value of Bulkamid Product Sales by territory for the 9-month period ending on the last day of the Milestone Quarter preceding the Milestone Quarter to which the Milestone Statement relates, provided always that this requirement for trailing 9 month unit Bulkamid Product Sales and Bulkamid Product Sales value shall not commence until the Milestone Quarter ended 31 December 2021;

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(b)    each Milestone Statement shall be drawn up with reference to the nominal ledgers of the Purchaser's Group as at the end of the relevant Milestone Quarter and as if made up to the last day of that Milestone Quarter (adopting the same specific procedures which would be normally adopted by the Purchaser's Group such as detailed analysis of prepayments and accruals and cutoff procedures) but subject to the specific policies set out in this Schedule 12; and
(c)    Bulkamid Product Sales for any Milestone Quarter shall be expressed in US Dollars and shall, where any such amount is referable in whole or part to an amount in another currency, be translated at the average Exchange Rate for that Milestone Quarter.
2.2    Specific Principles
The specific accounting principles, practises and policies and the specific accounting bases and treatments to be used in the preparation of the Milestone Statement are as follows:
(a)    a provision shall be included for rebates and discounts payable to customers and deducted from Bulkamid Product Sales. The provision will be calculated in a manner consistent with the reporting of revenue in the audited accounts of the Guarantor;
(b)    sales between members of the Purchaser's Group shall be ignored when preparing the Milestone Statement; and
(c)    Bulkamid Product Sales shall exclude the purchases and sales of BUOP and/or BUSC or any other product based on or derived from those products.

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Part 2: Pro forma Milestone Statement

Bulkamid Product Sales Value ($)						Unit Sales
Territory	Jan 2020	Feb 2020	Mar 2020	Milestone Quarter	Trailing 3 Quarters	Moving Annual Total	Milestone Quarter	Trailing 3 Quarters	Moving Annual Total
US	A	B	C	A+B+C	D	A+B+C+D	E	F	E+F
UK
Germany
●
●
●
Total

The Milestone Statement shall show each SKU for both BUKITs and BU10s.

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Part 3: Milestone Protections

1.    DEFINITIONS
1.1    In this Schedule, the following terms have the following meanings:
ʺCommercialiseʺ means the making of a Bulkamid Product available for commercial sale, and/or the offering for sale, and/or the sale of a Bulkamid Product (as the case may be), in a commercial arm's length transaction; and
ʺCommercially Reasonable Effortsʺ means, subject to compliance with applicable laws and to any circumstance not within the Purchaser's reasonable control, exerting such reasonable efforts and employing such resources to accomplish a task or obligation as would normally and reasonably be expended by companies in the medical device industry of a similar size and with similar resources to the Purchaser's Group taken as a whole to Commercialise a product at a similar stage of its life cycle and with similar market potential.
2.    CONDUCT DURING MILESTONE PERIOD
2.1    The Purchaser shall procure that during the Milestone Period, each member of the Purchaser's Group and any third party which it has been granted any rights to Commercialise the Bulkamid Product uses Commercially Reasonable Efforts to Commercialise the Bulkamid Product.
2.2    If the Purchaser's Group agrees to sell the assets, or the entire issued share capital of a member of the Purchaser's Group that holds the assets, constituting the Bulkamid Product to a third party purchaser (“New Purchaser”), (a “Sale”) it shall be a condition of any such Sale that such New Purchaser undertakes to the Vendor to comply with Clause 7 and Schedule 12 to this Agreement as if it were named as the Purchaser.
2.3    If paragraph 2.2 applies and any Milestone Statement delivered is prepared in respect of a Milestone Year, part of which falls during the period before the Sale and part of which falls during the period on or after the Sale:
(a)    in respect of that part of the Milestone Year falling before the Sale, the Milestone Statement shall be drawn up in respect of Bulkamid Product Sales of the Purchaser’s Group; and
(b)    in respect of that part of the Milestone Year falling on or after the Sale, the Milestone Statement shall be drawn up in respect of Bulkamid Product Sales of the New Purchaser’s Group,

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and Schedule 12 shall be read accordingly, and the Purchaser shall provide all such information and assistance as the New Purchaser may reasonably require for the purpose of the New Purchaser complying with its obligations under Clause 7 and Schedule 12.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

SCHEDULE 13

Part A: Employees

Country (employed in)	Name	Function	Role	Job title
UK	[***]	Sales	Sales Rep	Key Account Manager
UK	[***]	Sales	Sales Rep	Key Account Manager
UK	[***]	Sales	Sales Rep	Key Account Manager
UK	[***]	Sales	Sales Rep	Local Account Manager
UK	[***]	Sales	Sales Rep	Key Account Manager
UK	[***]	Sales	Sales Rep	Key Account Manager
UK	[***]	Sales	Sales Rep (Sweden)
UK	[***]	Sales	Commercial Operations	Business Development Manager
UK	[***]	Commerical & Mktg	Marketing & Distributor Mgmt	Marketing Director
UK	[***]	Commerical & Mktg	Marketing	Marketing Executive
Denmark	[***]	Commerical & Mktg	Professional Education
Germany	[***]	Sales	Sales Rep	Key account manager
Germany	[***]	Sales	Sales Rep	Key account manager
Germany	[***]	Sales	Sales Rep	Key account manager
Germany	[***]	Sales	Sales Rep	Key account manager
Germany	[***]	Sales	Sales manager	Sales manager
Germany	[***]	Sales	Commercial Operations	Commercial operations manager
Germany	[***]	Admin / Other	Assistant	Assistant
Germany	[***]	Sales	Sales Rep	Key account manager
France	[***]	Sales	Commercial Operations	Commercial operations manager

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US	[***]	Admin / Other	Assistant
US	[***]	Sales	Sales Rep	Senior Regional Sales Manager

Part B: Contractors

Country (employed in)	Name	Function	Role
France	[***]	Sales	Sales rep (agent)
France	[***]	Sales	Sales rep (agent)
France	[***]	Sales	Sales rep (agent)
US	[***]	Sales	Sales rep (contractor)
US	[***]	Sales	Sales rep (contractor)
US	[***]	Sales	Sales rep (contractor)
US	[***]	Sales	Sales rep (contractor)
UK	[***]	Other	Responsible Person

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SCHEDULE 14

Part 1: Terms of Assignment and Novation

1.    DEFINITIONS
1.1    In this Schedule, the following terms have the following meanings:
ʺAssigned Rightsʺ means the right to receive the Milestone Payment, all sums standing to the credit of the Escrow Account and any other amounts that become payable to the Vendor by the Purchaser under this Agreement at any time after Completion;
ʺEffective Novation Timeʺ means the time and date specified in a Novation Notice on which the Novation is to take effect;
ʺLiabilities and Obligationsʺ means all wholly or partly undischarged or wholly or partly unperformed liabilities and obligations (and all claims arising from them) whenever, whatsoever and howsoever arising in connection with the performance or non-performance of this Agreement (in each case whether known or unknown, actual, accrued, future, contingent or prospective, and whether arising in contract, tort or otherwise) which immediately before the Effective Novation Time attach to the Vendor or which after the Effective Novation Time would have attached to the Vendor in the absence of a Novation;
ʺNomineeʺ has the meaning given in paragraph 3.6 of Part 1 of this Schedule 14;
ʺNovationʺ means the assumption by Contura International of the Vendor's Liabilities and Obligations, and the transfer to Contura International of the Vendor's Rights, under this Agreement in place of and to the exclusion of the Vendor in accordance with paragraphs 3.2 and 3.3, and subject to paragraph 3.6 below;
ʺNovation Noticeʺ means a notice in the form set out in Part 2 of this Schedule, duly executed and delivered as a deed by each of the Vendor and Contura International or the Nominee (as the case may be);
ʺRightsʺ means all rights and benefits (and all claims arising from them) whenever, whatsoever and howsoever arising in connection with the performance or non-performance of this Agreement (in each case whether known or unknown, actual, accrued, future, contingent or prospective, and whether arising in contract, tort or otherwise) which immediately before the Effective Novation Time belong to the Vendor or to which the Vendor would have been entitled after the Effective Novation Time in the absence of a Novation; and
ʺVendor Assigneesʺ means the persons to whom the Assigned Rights have been assigned in accordance with this Schedule 14 from time to time.

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2.    ASSIGNMENT
2.1    The Vendor may at any time after Completion, without the consent of the Purchaser, assign the benefit of the Assigned Rights to the following persons (being the persons who are at the date of this Agreement the shareholders of the Vendor) in the following proportions:

Name	Address	Proportion (%)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Total		100%

2.2    Aspire Pharma Holdings Limited may at any time after any assignment under paragraph 2.1, without the consent of the Purchaser, reassign the benefit of the whole of its right to receive that proportion of the Assigned Rights set against its name in the table in paragraph 2.1 to the following person (being the person who is at the date of this Agreement the shareholder of Aspire Pharma Holdings Limited):

Name	Address
[***]	[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
2.3    APHL1 Limited may at any time after an assignment under paragraph 2.2, without the consent of the Purchaser, reassign the benefit of the whole of its right to receive that amount of the Assigned Rights assigned to it under paragraph 2.2 to the following persons (being the persons who are at the date of this Agreement the shareholders of APH1 Limited) in the following proportions:

Name	Address	Proportions (%)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Total		100%

2.4    If the Vendor, Aspire Pharma Holdings Limited or APH1 Limited assigns its right to receive all or any part, as the case may be, of the Assigned Rights in accordance with paragraph 2.1, 2.2 or 2.3, as the case may be, it shall give notice in writing of such assignment to the Purchaser immediately.
2.5    Notwithstanding any assignment by the Vendor, Aspire Pharma Holdings Limited or APH1 Limited in accordance with paragraph 2.1, 2.2 or 2.3, as the case may be, the payment by the Purchaser to the Vendor or, in the case of a Novation made in accordance with paragraph 3 of this Schedule, Contura International or the Nominee (as the case may be), of any sums due under the Assigned Rights in accordance with the terms of the Agreement shall constitute an effective discharge of the relevant payment obligation(s) on the Purchaser and, for the avoidance of doubt, the Purchaser shall be under no obligation to make any such payment to any person other than either the Vendor or Contura International or the Nominee (as the case may be).
3.    NOVATION
3.1    The Vendor may at any time after Completion give a Novation Notice to the Purchaser.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
3.2    Subject to paragraphs 3.6 and 3.7 below, if the Vendor gives a Novation Notice to the Purchaser then, with effect from the Effective Novation Time:
(a)    the Purchaser releases the Vendor and the Joint Liquidators (if subsequently appointed) from the observance, performance and discharge of the Liabilities and Obligations;
(b)    Contura International shall be entitled to the Rights (other than the right of the Vendor Assignees to receive the Assigned Rights, to which the Vendor Assignees shall remain entitled on and subject to the terms of paragraph 2 of this Schedule 14) in place of and to the exclusion of the Vendor;
(c)    the Purchaser accepts the observance, performance and discharge of the Liabilities and Obligations and the assumption of the Rights (other than the right of the Vendor Assignees to receive the Assigned Rights, to which the Vendor Assignees shall remain entitled on and subject to the terms of paragraph 2 of this Schedule 14) by Contura International in place of and to the exclusion of the Vendor;
(d)    the Vendor releases and discharges the Purchaser from all of its obligations and liabilities to the Vendor arising under or in connection with the Agreement, and all such obligations and liabilities shall instead be owed to Contura International or (in the case of the Assigned Rights) the Vendor Assignees; and
(e)    Contura International undertakes and covenants, in accordance with the terms of the Novation Notice, as a separate obligation with each of the Vendor and the Purchaser to assume, observe, perform, discharge and be bound by the Liabilities and Obligations in place of and to the exclusion of the Vendor and the Joint Liquidators (if subsequently appointed) and to be bound by the terms of this Agreement in all respects, as if Contura International had at all times been a party to this Agreement and this Agreement shall be read and construed accordingly and all things done by the Vendor (and the Joint Liquidators (if subsequently appointed) pursuant to and in connection with this Agreement before the Effective Novation Time shall be deemed from the Effective Novation Time to have been done not by the Vendor but by Contura International and the Purchaser shall have right of recourse to pursue Contura International, in place of the Vendor for any claim, counterclaim, demand, action or proceeding (including arbitration) of any nature whatsoever arising in connection with any performance or non-performance of the Agreement by the Vendor prior to the Effective Novation Time.
3.3    If the Vendor gives a Novation Notice to the Purchaser then, with effect from the Effective Novation Time, the Purchaser undertakes and covenants with the Vendor and the Joint Liquidators (if subsequently appointed) that it shall not make any claim, counterclaim, demand, action or proceeding (including arbitration) of any nature whatsoever, or seek to

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
enforce any right or interest, against the Vendor or the Joint Liquidators (if subsequently appointed) in connection with any past, present or future performance or non-performance of this Agreement.
3.4    If the Vendor gives a Novation Notice to the Purchaser then, with effect from the Effective Novation Time, payments to be made to Contura International (to hold on trust for the Vendor Assignees, if applicable) shall be made in immediately available funds by electronic transfer on the due date for payment to the following bank account (or such other bank account as Contura International may give not less than three Business Days' notice in writing to the Purchaser from time to time):
Account Name:        Contura International Limited
Bank:            Clydesdale Bank PLC
Branch:            Head Office, Glasgow
Sort Code:         [***]
Account Number:     [***]
IBAN:             [***]
3.5    Paragraph 3.2 shall not prejudice the right of the Vendor Assignees to be paid the Milestone Payment nor, subject to paragraph 2.5, the obligation of the Purchaser to pay the Milestone Payment to the Vendor Assignees.
3.6    Contura A/S and Contura International A/S must be wholly owned subsidiaries of Contura International at the Effective Novation Time.
3.7    If, following the Novation, Contura International ceases to be a member of the Vendor's Group it shall, at or immediately prior to the time it ceases to be a member of the Vendor's Group, novate the Liabilities and Obligations to such member of the Vendor's Group as the Purchaser may nominate in writing (the ʺNomineeʺ), and shall deliver, and procure that such Nominee delivers, a duly executed Novation Notice to the Purchaser in advance of Contura International ceasing to be a member of the Vendor's Group, and references in this Schedule 14 to Contura International shall be read and construed as references to the Nominee.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
Part 2: Form of Novation Notice

From:    Contura Holdings Limited (in members' voluntary liquidation) (ʺVendorʺ)
    6th Floor
    2 London Wall Place
    London
England
    EC2Y 5AU

[Contura International Limited (ʺContura Internationalʺ)
    14 Took's Court
    London
    England
    EC4A 1LB]
OR
    [name and address of Nominee]

To:    Axonics Modulation Technologies, U.K. Limited (ʺPurchaserʺ)
    5th Floor, One New Change
    London
    United Kingdom
    EC4M 9AF
[Date]
Agreement dated [●] 2021 entered into between, amongst others, Vendor and Purchaser relating to the sale of the entire issued share capital of Contura Limited (the "Agreement")
We refer to the Agreement. Terms defined in the Agreement and not otherwise defined in this letter have the same meanings in this letter.
This is a Novation Notice given in accordance with Part 1 of Schedule 14 to the Agreement.
The Novation shall take effect from [Time][a.m./p.m.] on [Date], such time and date being the Effective Novation Time.
With effect from the Effective Novation Time, [Contura International] OR [name of Nominee] undertakes and covenants as a separate obligation with each of the Vendor, the Joint Liquidators and the Purchaser to assume, observe, perform, discharge and be bound by the Liabilities and Obligations in place of and to the exclusion of the Vendor pursuant to the terms of Part 1 of Schedule 14 to the Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
Yours faithfully

Joint Liquidator
(acting as agent of the Vendor without personal liability)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
EXECUTED AS A DEED
by CONTURA HOLDINGS LIMITED
acting by:

Signature of Director    /s/ Patrick Banks

Print name of Director    Patrick Banks

Signature of Director    /s/ Rakesh Tailor

Print name of Director    Rakesh Tailor

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
EXECUTED AS A DEED
by AXONICS MODULATION TECHNOLOGIES, U.K. LIMITED
acting by:

Signature of Director    /s/ Raymond W. Cohen

Print name of Director    Raymond W. Cohen

Signature of Director

Print name of Director

EXECUTED AS A DEED by AXONICS MODULATION TECHNOLOGIES, INC., a company incorporated in the State of Delaware, U.S.A. acting by who, in accordance with the laws of that territory, are acting under the authority of the company
Signature(s):
/s/ Raymond W. Cohen
Authorised signatory

Authorised signatory